   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION   February ____, 1996

                                   Form N-1A
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                   Form N-1A

Registration Statement Under the Securities Act of 1933           [ ]
        Pre-Effective Amendment No. _________                     [ ]
        Post-Effective Amendment No._________                     [x]
                   and/or
Registration Statement Under the Investment Company Act of 1940   [x]
        Amendment No. 1

                       (Check appropriate box or boxes.)

                           THE HIRTLE CALLAGHAN TRUST
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                    575 E. Swedesford Road, Wayne PA  19087
--------------------------------------------------------------------------------
         (Address of Principal Executive Offices)           (Zip Code)

                                  610-254-9596
--------------------------------------------------------------------------------
             (Registrant's Telephone Number, including Area Code)

Laura Anne Corsell, Esq                 (With Copy To):
c/o Hirtle Callaghan & Co. Inc.         Audrey Talley, Esq.
575 Swedesford Road                     Stradley Ronan Stevens & Young
Wayne, PA  19087                        2600 One commerce Square
                                        Philadelphia, PA, 19103-7098
--------------------------------------------------------------------------------
                    (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of this
                                               Registration Statement

It is proposed that this filing will become effective (check appropriate box)
        [ ]   Immediately upon filing pursuant to paragraph (b)
        [ ]   on (date) pursuant to paragraph (b)
        [x]   60 days after filing pursuant to paragraph (a)(i)
        [ ]   on (date) pursuant to paragraph (a)(i) of rule 485
        [ ]   75 days after filing pursuant to paragraph (a)(ii) of Rule 485
        [ ]   on (date) pursuant to paragraph (a)(i) of Rule 485

An indefinite number of Registrant's securities has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.
--------------------------------------------------------------------------------

                             CROSS REFERENCE SHEET
           (Required by Rule 481(a) under the Securities Act of 1933)

Part A -- Information required in a Prospectus             Prospectus Heading
          ------------------------------------             ------------------
Item 1.  Cover Page                                        Cover Page

Item 2.  Synopsis                                          Expense Information

Item 3.  Condensed Financial Information                   Financial Highlights

Item 4.  General Description of Registrant                 Cover Page; Management of the Trust; General

Item 5.  Management of the Fund                            Management of the Trust

Item 6.  Capital Stock and other Securities                General

Item 7.  Purchase of Securities Being Offered              Purchases and Redemptions

Item 8.  Redemption or Repurchase                          Purchases and Redemptions

Item 9.  Legal Proceedings                                 Not Applicable

Part B -- Information required in a Statement              Statement of Additional Information Heading
          -----------------------------------              -------------------------------------------
          of Additional Information
          -------------------------

Item 10.  Cover Page                                       Cover Page

Item 11.  Table of Contents                                Cover Page

Item 12.  General Information and History                  Cover Page; Management of the Trust

Item 13.  Investment Objectives and Policies               Further Information on Investment Policies;
                                                           Hedging through the use of Options; Hedging
                                                           through the use of Futures Contracts; Hedging
                                                           through the use of Currency-Related Instruments;
                                                           Investment Restrictions

Item 14.  Management of the Registrant                     Management of the Trust

Item 15.  Control Persons and Principal                    Management of the Trust
          Holders of Securities

Item 16.  Investment Advisory and Other                    Management of the Trust
          Services

Item 17.  Brokerage Allocation                             Portfolio Transactions and Valuation

Item 18.  Capital Stock and Other Securities               See Prospectus -- "General"

Item 19.  Purchase, Redemption and Pricing of              Additional Purchase and Redemption Information;
          Securities Being Offered                         Portfolio Transactions and Valuation

Item 20.  Tax Status                                       Dividends, Distributions and Taxes

Item 21.  Underwriters                                     Management of the Trust

Item 22.  Calculation of Performance Date                  Not Applicable

Item 23.  Financial Statements                             Financial Statements and Independent Accountants


Part C - Other Information
     Information required to be included in Part C is set forth under the appropriate item so numbered in Part C of this Registration Statement.

                           THE HIRTLE CALLAGHAN TRUST
                             575 E. Swedesford Road
                                Wayne, PA  19087

                              April         , 1996


The Hirtle Callaghan Trust ("Trust"), a diversified, open-end management investment company, was organized in 1994 by Hirtle, Callaghan & Co., Inc. ("Hirtle Callaghan") to enhance Hirtle Callaghan's ability to acquire the services of independent specialist money management organizations for the clients Hirtle Callaghan serves. The Trust currently consists of five separate investment portfolios (each a "Portfolio"). Day-to-day portfolio management services are provided to each of the Trust's five Portfolios by one or more independent investment advisory organizations ("Investment Managers"), selected by, and under the general supervision of, the Trust's Board of Trustees ("Board"). Shares of the Trust are available exclusively to investors ("Eligible Investors") who are clients of Hirtle Callaghan or clients of financial intermediaries, such as investment advisers, acting in a fiduciary capacity with investment discretion, that have established relationships with Hirtle Callaghan.

The Trust currently consists of five separate Portfolios, as listed below:

The Value Equity Portfolio  seeks total return by investing in equity
--------------------------
securities.

The Growth Equity Portfolio  seeks capital appreciation by investing in equity
---------------------------
securities.

The Small Capitalization Equity Portfolio  seeks long term capital appreciation
-----------------------------------------
by investing primarily in equity securities of smaller companies.

The International Equity Portfolio  seeks total return by investing in a
----------------------------------
diversified portfolio of equity securities of non-U.S. issuers.

The Limited Duration Municipal Bond Portfolio  seeks a high level of current
---------------------------------------------
income exempt from Federal income tax, consistent with the preservation of capital.

This prospectus contains concise information about the Trust that a prospective investor needs to know before investing in any of the Portfolios.. Please read it carefully and keep it for future reference. A Statement of Additional Information, dated April _____, 1996, has been filed with the Securities and Exchange Commission and is incorporated by reference in this prospectus. It may be obtained upon request free of charge by contacting the Trust at 610-254-9596.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              EXPENSE  INFORMATION


Table 1:  Shareholder  Transaction Expenses:             NONE
--------------------------------------------

Table 2:  Annual Operating Expenses (as a percentage of average net assets) *
-----------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                                          Small
                                          Value           Growth          Capitalization       International   Limited Duration
Portfolio                                 Equity          Equity          Equity               Equity          Municipal Bond
----------------------------------------------------------------------------------------------------------------------------------
Management Fees                           0.35%           0.35%           0.50%                0.45%           0.25%
Other Expenses**                          0.28%           0.28%           0.28%                0.36%           0.28%
(after fee waivers)
Total Portfolio Operating Expenses        0.63%           0.63%           0.78%                0.81%           0.53%
(after fee waivers)
----------------------------------------------------------------------------------------------------------------------------------

     * Figures shown are based on estimated expenses for the current fiscal year. The expense figures for "Management Fees" and "Other Expenses" in Table 2 above are based upon estimated costs and estimated fees to be charged to each Portfolio in the current fiscal year, taking into account the projected size of each Portfolio. Actual expenses may be greater or less than such estimates.

     ** The caption "Other Expenses" does not include extraordinary expenses as determined by the use of generally accepted accounting principles. Amounts shown reflect waivers of a portion of the fees payable for administrative services. Without these waivers, the expenses that appear under the caption "Other Expenses" would be .31% for The Value Equity, Growth Equity, Small Capitalization Equity and The Limited Duration Municipal Bond Portfolio and .39% for The International Equity Portfolio. Total Portfolio Operating Expenses would be: The Value Equity Portfolio, .66%; The Growth Equity Portfolio, .66%; The Small Capitalization Equity Portfolio, .81%; The International Equity Portfolio, .84% and The Limited Duration Municipal Bond Portfolio, .56%.

The preceding tables are designed to assist investors in understanding expenses borne by investors as shareholders of the Trust, either directly or indirectly.

Example:  An investor would pay the following expenses on a $1,000 investment,
-------
assuming (1) 5% annual return and (2) redemption at the end of each time period:

---------------------------------------------------------------------------------------------------------------
                                                  Small
                Value         Growth         Capitalization            International         Limited Duration
Portfolio       Equity        Equity             Equity                    Equity            Municipal Bond
---------------------------------------------------------------------------------------------------------------
1 year           $ 7            $ 7               $ 8                        $ 9                   $ 5
3 years          $21            $21               $26                        $27                   $17
---------------------------------------------------------------------------------------------------------------

The preceding example assumes that all dividends and distributions are reinvested and that the percentage totals listed under "Estimated Annual Trust Operating Expenses" remain the same in the years shown. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

As shown above in Table 1, none of the Trust's Portfolios impose any shareholder transaction fees in connection with either the purchase or redemption of shares. Investors who acquire shares of the Trust through a program of services offered by a financial intermediary, such as an investment adviser or bank, may be subject to charges for services. All such charges are in addition to those expenses borne by the Trust and described in the foregoing tables, or reflected in the Example shown. Investors should contact any such financial intermediary for information concerning what, if any, additional fees may be charged. For more complete descriptions of the various costs and expenses, see "Management of the Trust," in this prospectus.

                             Financial Highlights

 (Selected per share data and rations for a share outstanding throughtout each period)

The following information, which is unaudited, should be read in conjunction with the Trust's financial statements. The Trust's financial statements are included in the Trust's Statement of Additional Information, which is available upon request.


                                GROWTH EQUITY   INTERNATIONAL EQUITY   VALUE EQUITY        SMALL CAP      MUNICIPAL BOND
                               AUGUST 8, 1995     AUGUST 17, 1995     AUGUST 25, 1995  SEPTEMBER 5, 1995 OCTOBER 10, 1995
                                (COMMENCEMENT      (COMMENCEMENT       (COMMENCEMENT     (COMMENCEMENT     (COMMENCEMENT
                               OF OPERATIONS)      OF OPERATIONS)     OF OPERATIONS)    OF OPERATIONS)    OF OPERATIONS)
                                   THROUGH            THROUGH             THROUGH           THROUGH           THROUGH
                              DECEMBER 31, 1995  DECEMBER 31, 1995   DECEMBER 31, 1995 DECEMBER 31, 1995 DECEMBER 31, 1995
                              ----------------- -------------------- ----------------- ----------------- -----------------
Net Asset Value, Beginning
 of Period:.................       $ 10.00            $ 10.00             $ 10.00           $ 10.00           $ 10.00
                                   -------            -------             -------           -------           -------
Income from Investment
 Operations:
 Net investment
  income/(loss):............          0.01               0.02                0.09              0.03              0.11
 Net realized/unrealized
  gain/(loss) on
  investments:..............          0.23               0.70                0.89             (0.05)             0.11
                                   -------            -------             -------           -------           -------
Total from Investment
 Operations:................          0.24               0.72                0.98             (0.02)             0.22
                                   -------            -------             -------           -------           -------
Less Distributions:
 Dividends from capital
  gains:....................          0.00              (0.01)              (0.03)             0.00              0.00
 Dividends from net
  investment income:........         (0.01)             (0.13)              (0.09)            (0.04)            (0.11)
                                   -------            -------             -------           -------           -------
Total Distributions:........         (0.01)             (0.14)              (0.12)            (0.04)            (0.11)
                                   -------            -------             -------           -------           -------
Net Asset Value, End of
 Period.....................       $ 10.23            $ 10.58             $ 10.86           $  9.94           $ 10.11
                                   =======            =======             =======           =======           =======
Total Return................          2.40%              7.15%               9.60%            (0.19)%            2.17%
Net Assets End of Period (in
 thousands):................       $62,116            $54,225             $56,401           $32,268           $17,081
Ratios to Average Net Assets
 of:
 Net investment income:*....          0.26%              0.27%               2.47%             0.93%             4.84%
 Expenses net of
  waivers/reimbursements:*..          0.63%              0.81%               0.63%             0.78%             0.53%
 Expenses before
  waivers/reimbursements:*..          0.66%              0.86%               0.71%             1.02%             1.29%
Portfolio Turnover Rate.....            37%                 8%                 36%               13%               17%

----------------

+ Per share amounts are based on the average number of shares outstanding during the periods from commencement of operations through December 31, 1995.


* Annualized

                       INVESTMENT OBJECTIVES AND POLICIES

Set forth below is a brief description of the investment objective and policies of each of the Trust's Portfolios, as well as the identity of the Investment Manager(s) responsible for making day-to-day investment decisions for each Portfolio. More detailed information about the Investment Managers appears in this prospectus under the heading "Management of the Trust." Further information about the types of instruments in which each Portfolio may invest, and the risks associated with such investments, appears in this prospectus under the heading "Investment Practices and Risk Considerations" and in the related Statement of Additional Information. The Statement of Additional Information also lists those investment restrictions to which the various Portfolios are subject under the Investment Company Act of 1940 ("Investment Company Act"). Unless otherwise noted, the investment objectives and policies of the respective Portfolios as set forth below are not fundamental and may be changed or modified by the Trust's Board without a shareholder vote.

As further described in this prospectus under the heading "Management of the Trust," investment discretion with respect to the assets of each Portfolio is vested with one or more Investment Managers retained by the Trust. While the Trust's Board is ultimately responsible for all matters relating to the Trust, day-to-day decisions with respect to the purchase and sale of securities in accordance with a Portfolio's investment objectives and policies are the responsibility of the Investment Managers retained from time to time by the Trust on behalf of the respective Portfolios. As is the case with any investment in securities, an investment in any of the Portfolios involves certain risks and there can be no assurance that any Portfolio will achieve its objective.

The Value Equity Portfolio.  The investment objective of this Portfolio is to
--------------------------
provide total return consisting of capital appreciation and current income. The Portfolio seeks to achieve this objective primarily through investment in a diversified portfolio of equity securities. In selecting securities for the Portfolio, the Investment Managers will generally emphasize equity securities with a relatively lower price-earnings ratio but higher dividend income than the average range for stocks included in the Standard & Poor's 500 Stock Index; dividends paid by The Value Equity Portfolio can generally be expected to be higher than those paid by The Growth Equity Portfolio. Up to 15% of the Portfolio's assets may be invested in convertible securities; up to 15% of the Portfolio's assets may be invested in American Depositary Receipts. Further information about equity related securities appears in this prospectus under the heading "Investment Practices and Risk Considerations: About Equity Securities." Cowen Asset Management, (a division of Cowen & Co.) and Institutional Capital Corporation currently serve as Investment Managers for The Value Equity Portfolio.

The Growth Equity Portfolio.  The investment objective of this Portfolio is to
---------------------------
provide capital appreciation, with income as a secondary consideration. The Portfolio will seek to achieve this objective by investing primarily in a diversified portfolio of equity securities traded on registered exchanges or in the over-the-counter market in the U.S. In selecting securities for the Portfolio, the Investment Managers will generally emphasize equity securities with long-term earnings growth potential and relatively higher price-earnings ratios than the average range for stocks included in the Standard & Poor's 500 Stock Index. Although dividend paying securities will be considered for inclusion in the Portfolio, dividends paid by The Growth Equity Portfolio can generally be expected to be lower than those paid by The Value Equity Portfolio. Up to 10% of the Portfolio's assets may be invested in convertible securities. Further information about investments in equity related investments appears in this prospectus under the heading "Investment Practices and Risk Considerations:
About Equity Securities." In addition, a maximum of 20% of the Portfolio's assets may be invested in securities of non-U.S. issuers. Further information about the special considerations applicable to international investments appears in this prospectus under the heading "Investment Practices and Risk
Considerations: About Foreign Securities." Jennison Associates Capital Corp. and Westfield Capital Management Company, Inc. currently serve as Investment Managers for The Growth Equity Portfolio.

The Small Capitalization Equity Portfolio.  The investment objective of this
-----------------------------------------
Portfolio is to provide long term capital appreciation by investing primarily in equity securities of smaller companies. Companies in which the Portfolio may invest are those which, in the view of one or more of the Portfolio's Investment
Managers, have   demonstrated, or have the potential for, strong capital
appreciation potential due to their relative market position, anticipated earnings, changes in management or other factors. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in equity securities of companies with capitalizations of less than $1.0 billion at the time of purchase; up to 35% of the Portfolio's assets may be invested in the equity securities of companies with larger capitalizations. Further information about the special considerations applicable to equity investments in smaller companies appears in this prospectus under the heading "Investment Practices and Risk Considerations: About Equity Securities." Clover Capital Management, Inc. and Frontier Capital Management Company currently serve as Investment Managers for The Small Capitalization Equity Portfolio.

The International Equity Portfolio.    The investment objective of this
----------------------------------
Portfolio is to maximize total return, consisting of capital appreciation and current income, by investing primarily in a diversified portfolio of equity securities of non-U.S. issuers. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in equity securities of issuers located in at least three countries other than the United States. Further information about the special considerations applicable to international investments appears in this prospectus under the heading "Investment Practices and Risk Considerations: About Foreign Securities." Brinson Partners, Inc. currently serves as Investment Manager for The International Equity Portfolio.

The International Equity Portfolio is designed to invest in the equity securities of non-U.S. issuers that are believed to be undervalued in relation to the issuer's assets, cash flow, earnings and revenues based upon the Investment Manager's research and proprietary valuation systems. Although the Portfolio may invest anywhere in the world, the Portfolio is expected to invest primarily in the equity markets included in the Morgan Stanley Capital International Europe, Australia, Far East Index ("EAFE"). Currently, these markets are Japan, the United Kingdom, Germany, France, Canada, Italy, the Netherlands, Australia, Switzerland, Spain, Hong Kong, Belgium, Singapore, Malaysia, Sweden, Denmark, Norway, New Zealand, Austria, Finland and Ireland. Securities of non-U.S. issuers purchased by the Portfolio may be purchased on U.S. registered exchanges, the over-the-counter markets or in the form of sponsored or unsponsored American Depositary Receipts traded on registered exchanges or NASDAQ or sponsored or unsponsored European Depositary Receipts. Securities may also be purchased on recognized foreign exchanges or on over-the-counter markets overseas. In addition, the Portfolio may enter into forward foreign currency exchange contracts, buy or sell options, futures or options on futures relating to foreign currencies and may purchase securities indexed to currency baskets in order to hedge against fluctuations in the relative value of the currencies in which securities held by the Portfolio are denominated. Further information about the Portfolio's use of these instruments appears in this prospectus under the heading "Investment Practices and Risk Considerations:
About Hedging Strategies." The International Equity Portfolio may also invest in high-quality short-term debt instruments (including repurchase agreements) denominated in U.S. or foreign currencies for temporary purposes. Further information about the Portfolio's temporary investment practices appears in this prospectus under the heading "Investment Practices and Risk Considerations:
About Temporary Investment Practices."

The Limited Duration Municipal Bond Portfolio.  The investment objective of this
---------------------------------------------
Portfolio is to provide a high level of current income exempt from Federal income tax, consistent with the preservation of capital. The Portfolio seeks to achieve this objective by investing primarily in a diversified portfolio of municipal bonds (i.e., debt securities issued by municipalities and related entities, the interest on which is exempt from Federal income tax). It is a fundamental policy of the Portfolio that, under normal circumstances, at least 80% of its net assets will be invested in such securities (collectively, "Tax-Exempt Securities"). Tax-Exempt Securities may include general obligation bonds and notes, revenue bonds and notes (including industrial revenue bonds and municipal lease obligations), as well as participation interests relating to such securities. In order to maintain liquidity, the Portfolio is authorized to invest up to 20% of its total assets in taxable instruments. Further information about such investments appears in this prospectus under the heading "Investment Practices and Risk Considerations: About Temporary Investment Practices." Morgan Grenfell Capital Management Incorporated currently serves as Investment Manager for The Limited Duration Municipal Bond Portfolio.

It is anticipated that the average credit quality of all Tax-Exempt Securities purchased for the Portfolio will be comparable to securities rated "Aa" by Moody's Investors Service ("Moody's"), or "AA" by Standard & Poor's Corporation ("S&P"), respectively (or, in the case of municipal notes and commercial paper, corresponding ratings assigned to such instruments). The Portfolio is also, however, authorized to invest in Tax-Exempt Securities that, at the time of investment, are rated at least investment grade (e.g. "Baa" or better by Moody's, "BBB" by S&P or, if unrated, are determined by the Portfolio's Investment Manager to be of comparable quality to securities that have received such ratings). Securities rated "Baa" or "BBB" may be said to have speculative characteristics in that changes in economic conditions or other circumstances may be more likely to weaken the issuer's capacity to make principal and interest payments than is the case with respect to securities that have received higher ratings. The municipal notes in which the Portfolio may invest will be limited to those obligations which are rated, at the time of purchase, at least MIG-1 or V-MIG-1 by Moody's or SP-1 by S&P or, if unrated, are determined by the Investment Manager to be of comparable quality to securities that have received such ratings. Tax-exempt commercial paper must be rated at least A-1 by S&P or Prime -1 by Moody's at the time of investment or, if not rated, determined by the Portfolio's Investment Manager to be of comparable quality to issues that have received such ratings. Taxable investments, if any, will be limited to those rated "Aa" or "AA" by Moody's or S&P, respectively (or, in the case of securities not rated by these services or unrated, of comparable quality). Further information about ratings appears in this prospectus under the heading "Investment Practices and Risk Considerations:
About Debt Securities and Ratings Organizations."

Municipal securities purchased for the Portfolio will have varying maturities, but under normal circumstances the Portfolio will have an overall duration of less than 4 years. Duration is a concept that incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure that is used by investment professionals as a more precise alternative to the concept of term-to-maturity. As a point of reference, the maturity of a current coupon bond with a 3 year duration is approximately 3.5 years and the maturity of a current coupon bond with a 6 year duration is approximately 9 years. Changes in interest rates can adversely affect the value of an investment in the Portfolio. As an example, a one percent increase in interest rates could result in a four percent decrease in the value of a portfolio with a duration of four years. When interest rates are falling, a fixed income portfolio with a shorter duration generally will not generate as high a level of total return as one with a longer duration. When interest rates are flat, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios. In determining whether to invest in a particular Tax Exempt Security, the Portfolio's Investment Manager will rely on the opinion of bond counsel for the issuer as to the validity of the security and the exemption of interest on such security from Federal and relevant state income taxes, and will not make an independent investigation of the basis for any such opinion.


                  INVESTMENT PRACTICES AND RISK CONSIDERATIONS

Although the Trust's Portfolios have different investment objectives and policies, certain investment practices may be used by one or more of the Portfolios. A general description of each such practice is set forth below, together with the Portfolios to which each practice is available.

About Equity Securities.  The Value Equity, Growth Equity, Small Capitalization
-----------------------
Equity and International Equity Portfolios invest primarily in equity securities. For purposes of the investment policies of these Portfolios, the term "equity securities" includes common and preferred stock and rights and warrants to purchase other equity securities. A maximum of 15% of the assets of The Value Equity Portfolio and up to 10% of the assets of The Growth Equity Portfolio may be invested in convertible issues, the market value of which tend to move together with the market value of the underlying common stock as a result of the conversion feature. Both The International Equity Portfolio and The Small Capitalization Equity Portfolio are also authorized to invest up to 5% of their respective assets in similar convertible issues, although these Portfolios have no present intention of doing so. In general, investments in equity securities and convertible issues are subject to market risks that may cause their prices to fluctuate over time. Additionally, the value of securities, such as warrants and convertible issues, is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Convertible issues purchased for any Portfolio will be limited to those issues that are either rated (or, unrated securities that, in the judgment of the relevant Investment Manager, are comparable in quality to securities rated) investment grade or better by Moody's or S&P or other ratings organization. Please refer to "Debt Securities and Ratings Organizations" in this section of the prospectus for further information about such organizations and their ratings. Fluctuations in the value of equity securities in which a Portfolio invests will cause the net asset value of that Portfolio to fluctuate.

An investment in those Portfolios of the Trust that invest primarily in equity securities may be more suitable for long-term investors who can bear the risk of short-term principal fluctuation. The Small Capitalization EquityPortfolio invests primarily in equity securities issued by smaller companies, generally with a capitalization of less than $1.0 billion. Equity securities of smaller companies involve greater risk than that customarily associated with investments in larger, more established companies. This increased risk may be due to the fact that such companies often have limited markets and financial resources, narrow product lines and lack of depth of management. The securities of smaller companies are often traded in the over-the-counter markets and, if listed on national or regional exchanges, may not be traded in volumes typical for such exchanges. Thus, the securities of smaller companies are likely to be less liquid, and subject to more abrupt or erratic price movements than larger, more established companies. Further information about securities that may be illiquid is included in this section under the heading "About Illiquid Securities."

About Debt Securities and Ratings Organizations.  Ratings of debt securities and
------------------------------------------------
rated convertible issues represent the judgment of the nationally recognized rating organization (each an "NRSRO"), such as S&P and Moody's, that assigns the rating regarding the rated instrument. Such ratings are not a guarantee of quality and may be reduced after the Trust has acquired the security. If a security's rating is reduced while it is held by the Trust, the appropriate Investment Manager will consider whether the Trust should continue to hold the security but is not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, an NRSRO may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial conditions may be better or worse than the rating indicates. A summary of the ratings categories of Moody's and S&P appears in the Appendix to the Statement of Additional Information.

Certain of the Portfolios may purchase debt securities that have not been assigned ratings by any NRSRO but are determined by the relevant Investment Manager to be of a quality comparable to rated securities that the Portfolio is permitted to purchase. The quality of unrated securities will be determined by an Investment Manager in accordance with guidelines adopted by the Board.

About Foreign Securities.  The International Equity Portfolio invests primarily
------------------------
in equity securities of non-U.S. issuers, which securities may be traded in the U.S. or abroad and which may be denominated in foreign currencies. In addition and as noted earlier in this prospectus, The Growth Equity Portfolio may also invest in such securities. The International Equity Portfolio may also invest in short-term debt instruments denominated in foreign currencies under unusual market conditions. Equity securities of overseas issuers are subject to the same risks, described above, applicable to equity securities in general. In addition, both debt and equity securities of foreign issuers may involve risks which are not ordinarily associated with investing in domestic securities. Such factors include the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation; the imposition of foreign withholding and other taxes; the impact of foreign political, social or diplomatic developments; limitations on the movement of funds or other assets between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries. In addition, changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies relative to the U.S. dollar. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of securities held in the Portfolio and, thus, the Portfolio's net asset value per share. Securities transactions effected in markets overseas are generally subject to higher fixed commissions than may be negotiated on U.S. exchanges. Custody arrangements for the Portfolio's foreign securities will be more costly than those associated with domestic securities of equal value. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the Portfolio's income.

The Value Equity Portfolio may invest in American Depositary Receipts ("ADRs"). ADRs are dollar-denominated receipts generally issued in registered form by domestic banks, that represent the deposit with the bank of a security of a foreign issuer. ADRs, which are publicly traded on U.S. exchanges and in the over-the-counter markets, may be sponsored by the foreign issuer of the underlying security or may be unsponsored. The International Equity Portfolio and the Growth Equity Portfolio are also permitted to invest in ADRs. Additionally, these portfolios may invest in European Depositary Receipts ("EDRs"). EDRs are similar to ADRs but are issued and traded in Europe. EDRs are generally issued in bearer form and denominated in foreign currencies and, for this reason, are subject to the currency risks described above. For purposes of the Trusts' investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR or EDR representing ownership of common stock will be treated as common stock. ADR or EDR programs may be sponsored or unsponsored. Unsponsored programs are subject to certain risks. In contrast to sponsored programs, where the foreign issuer of the underlying security works with the depository institution to ensure a centralized source of information about the underlying company, including any annual or other similar reports to shareholders, dividends and other corporate actions, unsponsored programs are based on a service agreement between the depository institution and holders of ADRs or EDRs issued by the program; thus investors bear expenses associated with certificate transfer, custody and dividend payments. In addition, there may be several depository institutions involved in issuing unsponsored ADRs or EDRs for the same underlying issuer. Such duplication may lead to market confusion because there would be no central source of information for buyers, sellers and intermediaries, and delays in the payment of dividends and information about the underlying issuer or its securities could result.

About Tax-Exempt Securities.  The Limited Duration Municipal Bond Portfolio
---------------------------
intends to invest substantially all of its assets in Tax-Exempt Securities, including municipal bonds, notes and related instruments. The performance of this Portfolio depends primarily on interest rate risk and credit risk.
Interest rate risk is the risk that the value of an investment will fluctuate in response to changes in interest rates. Credit risk is the risk that an issuer will be unable to make principal and interest payments when due. The credit quality of municipal obligations held by the Portfolio can be affected, among other things, by the financial condition of the issuer or guarantor of a Tax-Exempt Security, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the underlying project and regional political or economic developments.

Generally, the value of debt securities such as Tax-Exempt Securities, will tend to decrease in value when interest rates rise and increase in value when interest rates fall, with shorter term securities generally less sensitive to interest rate changes than longer term securities. Municipal bonds are debt obligations which are typically issued with maturities of five years or more, issued by local, state and regional governments or other governmental authorities. Municipal bonds may be issued for a wide range of purposes, including construction of public facilities, funding operating expenses, funding of loans to public institutions; or refunding outstanding municipal debt. Municipal bonds may be "general obligations" of their issuers, the repayment of which is secured by the issuer's pledge of full faith, credit and taxing power. "Revenue" or "special tax" bonds, such as municipal lease obligations and industrial revenue bonds are obligations that are payable from revenues derived from a particular facility or a special excise or other tax. Trusts for repayment of revenue bonds are generally limited to revenues from the underlying project or facility. As a consequence, the credit quality of such obligations is ordinarily dependent on the credit quality of the private user or operator of the project or facility rather than the governmental issuer of the obligation. Municipal lease obligations likewise may not be backed by the issuing municipality's credit and may involve risks not normally associated with investments in Tax-Exempt Securities. For example, interest on such obligations may become taxable if the lease is assigned. The Portfolio may also incur losses if the municipal issuer does not appropriate funds for lease payments on an annual basis, which may result in termination of the lease and possible default. Municipal leases may also be illiquid. Further information about securities that may be illiquid is included in this section under the heading "About Illiquid Securities."

The Limited Duration Municipal Bond Portfolio may also invest in Tax-Exempt Securities, the proceeds of which are directed, at least in part, to private, for-profit organizations. Although the interest from such bonds is exempt from regular Federal income tax, if the bond was issued after August 7, 1986, the interest may be treated as tax preference items for purposes of the alternative minimum tax; such bonds are often referred to as "AMT Bonds." The alternative minimum tax is a special separate tax that applies to a limited number of taxpayers who have certain adjustments to income or tax preference items.

Municipal notes are obligations issued by local, state and regional governments to meet their short-term funding requirements. Municipal notes may be short-term debt obligations which are issued pending receipt of taxes or other revenues, and retired upon receipt of such revenues. Such securities include bond anticipation notes, revenue anticipation notes and tax and revenue anticipation notes. Other types of municipal notes in which the Portfolio may invest are issued to fund municipal operations on a temporary or revolving basis and may include construction loan notes, short-term discount notes, tax-exempt commercial paper demand notes and similar instruments.

Long term fixed rate municipal bonds that have been coupled with puts granted by a third party financial institution may also be purchased for the Portfolio. Such instruments, which may be represented by custodial receipts or trust certificates, are designed to enhance the liquidity and shorten the duration of the underlying bond. Under certain circumstances, however, such as the downgrading of the underlying bond or a change in its tax-exempt status, the associated put will terminate automatically and the weighted average maturity of the Portfolio may increase. A

"Participation interest" is a floating or variable rate security issued by a financial institution. These instruments represent interests in municipal bonds or other municipal obligations held by the issuing financial institution. Participation interests are generally backed by an irrevocable letter of credit or guarantee by a bank (which may or may not be the issuing financial institution). The letter of credit feature is usually designed to enhance the credit quality of the underlying municipal obligations. In addition, participation interests generally carry a demand feature. These demand features permit the Portfolio to tender the participation interest back to the issuing financial institution and are usually designed to provide liquidity for the Portfolio in the event of a downgrade in the credit quality of the instrument or default in the underlying municipal obligation. The Portfolio may acquire stand-by commitments, also known as "liquidity puts" solely for the purpose of facilitating portfolio liquidity. These instruments give the Portfolio the right to sell specified securities back to the seller, at the option of the Portfolio, at a specified price. It is expected that such stand-by commitments will be available without the payment of any direct or indirect consideration. However, if advisable in the judgment of the Investment Manager of the Portfolio, the Portfolio may pay for such commitments at the time the underlying security is acquired.

Tax-Exempt Securities may be purchased on a "when-issued" basis. When securities are purchased on a when-issued or delayed delivery basis, the Portfolio must maintain, in a segregated account until the settlement date, cash, U.S. Government Securities or high-grade debt obligations in an amount sufficient to meet the purchase price (or enter into offsetting contracts for the forward sale of other securities it owns). The purchase of securities on a when-issued or delayed delivery basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although purchases of securities on a when-issued or delayed delivery basis are expected to be made only with the intention of acquiring those securities for the investment portfolio of the purchasing Portfolio, when-issued or delayed delivery securities may be sold prior to settlement if the purchasing Portfolio's Investment Manager deems it appropriate to do so. The market value of when-issued securities may increase or decrease prior to settlement as a result of changes in interest rates or other factors and short-term gains or losses may be realized on any sales of such when-issued securities.

About Temporary Investment Practices.  Although it is the intention of the Trust
------------------------------------
that each of the Portfolios be fully invested in accordance with its respective investment objectives and policies at all times, to maintain liquidity pending investment, The Value Equity, Growth Equity, Small Capitalization Equity and Limited Duration Municipal Bond Portfolios are authorized to invest up to 20% of their respective assets in short-term money market instruments issued, sponsored or guaranteed by the U.S. Government, its agencies or instrumentalities or repurchase agreements secured by such securities (collectively, "U.S. Government Securities"), or short-term money market instruments of other issuers, which may include corporate commercial paper, and variable and floating rate debt instruments, that have received, or are comparable in quality to securities that have received, one of the two highest ratings assigned by at least one NRSRO. The International Equity Portfolio is also permitted to invest in U.S. Government Securities or short-term money market instruments of other issuers denominated in U.S. dollars or other currencies to maintain liquidity pending investment. Investments in short-term instruments denominated in foreign currencies are subject to the same risk considerations as described above under the heading "About Foreign Securities." All such investments will be subject to the same quality standards as those applicable to short-term investments made on behalf of the Trust's domestic portfolios. Under extraordinary market or economic conditions, all or any portion of a Portfolio's assets may be invested in short-term money market instruments for temporary defensive purposes.
Further information about those instruments that each of the Portfolios may use for temporary investment purposes appears in the Statement of Additional Information, under the heading "Further Information on Investment Policies."

About Illiquid Securities.  A Portfolio may not purchase illiquid securities if,
-------------------------
at the time of such purchase, more than 15% of the value of the Portfolio's net assets will be invested in illiquid securities. Illiquid securities are those that cannot be disposed of promptly within seven days and in the usual course of business at the prices at which they are valued. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Variable rate demand notes with demand periods in excess of seven days, securities issued with restrictions on their disposition ("restricted issues") and municipal lease obligations, which may be unrated, will be deemed illiquid unless a Portfolio's Investment Manager determines that such securities are readily marketable and could be disposed of within seven days promptly at the prices at which they are valued. In the case of municipal lease obligations, this determination will be made by the Portfolio's Investment Manager in accordance with guidelines established by the Trust's Board. The liquidity of restricted issues and, in particular, the availability of an adequate dealer or institutional trading market for those restricted issues ("Rule 144A Securities") that are not registered for sale to the general public but can be resold to institutional investors, will be determined by each Portfolio's Investment Manager in accordance with guidelines established by the Trust's Board. The institutional market for Rule 144A Securities is relatively new and liquidity of the investments in such securities could be impaired if trading does not further develop or declines. Factors relevant to the liquidity of a particular instrument include the frequency of trades and availability of dealer quotes, the number of dealers and market makers active in the issue and the nature of marketplace trades (e.g. mechanics of transfer and solicitation of offers).

About Hedging Strategies.  Each of the Portfolios may engage in certain
------------------------
strategies ("Hedging Strategies") designed to reduce certain risks that would otherwise be associated with their respective securities investments, and/or in anticipation of futures purchases. These strategies include the use of options on securities and securities indices, options on stock index and interest rate futures contracts and options on such futures contracts. The Growth Equity and International Equity Portfolios may also use forward foreign currency contracts in connection with the purchase and sale of those securities, denominated in foreign currencies, in which each is permitted to invest. The International Equity Portfolio may use foreign currency options and foreign currency futures to hedge against fluctuations in the relative value of the currencies in which securities held by The International Equity Portfolio are denominated. A Portfolio may invest in the instruments noted above (collectively, "Hedging Instruments") only in a manner consistent with its investment objective and policies. A Portfolio may not invest more than 10% of its total assets in option purchases and may not commit more than 5% of its net assets to margin deposits on futures contracts and premiums for options on futures contracts. In addition, each Portfolio may use the Hedging Instruments only for the purpose of reducing investment risk and not for speculative purposes. Further information relating to the use of Hedging Instruments, and the limitations on their use, appears in the Statement of Additional Information.

There are certain overall considerations to be aware of in connection with the use of Hedging Instruments in any of the Portfolios. The ability to predict the direction of the securities or currency markets and interest rates involves skills different from those used in selecting securities. Although the use of various Hedging Instruments is intended to enable each of the Portfolios to hedge against certain investment risks, there can be no guarantee that this objective will be achieved. For example, in the event that an anticipated change in the price of the securities (or currencies) that are the subject of the strategy does not occur, it may be that the Portfolio employing the Hedging Strategy would have been in a better position had it not used such a strategy at all. Moreover, even if the Investment Manager correctly predicts interest rate or market price movements, a hedge could be unsuccessful if changes in the value of the option or futures position do not correspond to changes in the value of investments that the position was designed to hedge. Liquid markets do not always exist for certain Hedging Instruments and lack of a liquid market for any reason may prevent a Portfolio from liquidating an unfavorable position. In the case of an option, the option could expire before it can be sold, with the resulting loss of the premium paid by a Portfolio for the option. In the case of a futures contract, a Portfolio would remain obligated to meet margin requirements until the position is closed. In addition, options that are traded over-the-counter differ from exchanged traded options in that they are two-party contracts with price and other terms negotiated between the parties. For this reason, the liquidity of these instruments may depend on the willingness of the counterparty to enter into a closing transaction. In the case of currency related instruments, such as foreign currency options, options on foreign currency futures, and forward foreign currency contracts, it is generally not possible to structure transactions to match the precise value of the securities involved since the future value of the securities will change during the period that the arrangement is outstanding. As a result, such transactions may preclude or reduce the opportunity for gain if the value of the hedged currency changes relative to the U.S. dollar. Like over-the-counter options, such instruments are essentially contracts between the parties and the liquidity of these instruments may depend on the willingness of the counterparty to enter into a closing transaction.

About Other Permitted Instruments.  Each of the Portfolios may borrow money from
---------------------------------
a bank for temporary emergency purposes, and may enter into reverse repurchase agreements. A reverse repurchase agreement, which is considered a borrowing for purposes of the Investment Company Act, involves the sale of a security by the Trust and its agreement to repurchase the instrument at a specified time and price. Accordingly, the Trust will maintain a segregated account consisting of cash, U.S. Government securities or high-grade debt obligations, maturing not later than the expiration of the reverse repurchase agreement, to cover its obligations under reverse repurchase agreements. To avoid potential leveraging effects of a Portfolio's borrowings, additional investments will not be made while aggregate borrowings, including reverse repurchase agreements, are in excess of 5% of a Portfolio's total assets. Borrowings outstanding at any time will be limited to no more than one-third of a Portfolio's total assets.

Each of the Portfolios may lend portfolio securities to brokers, dealers and financial institutions provided that cash, or equivalent collateral, equal to at least 100% of the market value (plus accrued interest) of the securities loaned is maintained by the borrower with the lending Portfolio. During the time securities are on loan, the borrower will pay the Portfolio any income that may accrue on the securities. The Portfolio may invest the cash collateral and earn additional income or may receive an agreed upon fee from the borrower who has delivered equivalent collateral. No Portfolio will enter into any securities lending transaction if, at the time the loan is made, the value of all loaned securities, together with any other borrowings, equals more than one-third of the value of that Portfolio's total assets.


                            MANAGEMENT OF THE  TRUST

The Board of Directors.  The Trust's Board is responsible for the overall
----------------------
supervision and management of the business and affairs of the Trust, including
(i) the selection and general supervision of the Investment Managers that provide day-to-day portfolio management services to the Trust's several Portfolios; and (ii) for Portfolios for which more than one Investment Manager has been retained, allocation of that Portfolio's assets among such Investment Managers. In particular, the Board may, from time to time, allocate portions of a Portfolio's assets between or among several Investment Managers, each of whom may have a different investment style and/or security selection discipline.
The Board also may reallocate a Portfolio's assets among such Investment Managers or terminate particular Investment Managers, if the Board deems it appropriate to do so in order to achieve the overall objectives of the Portfolio involved. The Board may also retain additional Investment Managers on behalf of a Portfolio subject to the approval of the shareholders of that Portfolio in accordance with the Investment Company Act.

The Investment Managers.  As indicated above, day-to-day investment decisions
-----------------------
for each of the Portfolios are the responsibility of one or more Investment Managers retained by the Trust. In accordance with the terms of individual investment advisory contracts relating to the respective Portfolios, and subject to the general supervision of the Trust's Board, each of the Investment Managers is responsible for providing a continuous program of investment management to, and placing all orders for, the purchase and sale of securities and other instruments on behalf of the respective Portfolios they serve.

Brinson Partners, Inc. ("Brinson") serves as Investment Manager for The International Equity Portfolio. For its services to the Portfolio, Brinson receives a fee, based on the average daily net asset value of that portion of the Portfolio's assets managed by it, at an annual rate of 0.40%. Brinson, the principal offices of which are located at 209 South LaSalle Street, Chicago, Illinois 60604-1295, and its predecessor entities have provided investment management services for international equity assets since 1974. The day-to-day management of The International Equity Portfolio is the responsibility of a team of Brinson's investment professionals; investment decisions are made by committee and no person has primary responsibility for making recommendations to the committee. Brinson had assets of approximately $52.9 billion under management as of December 31, 1995, of which approximately $2.5 billion represented assets of mutual funds. Brinson is a wholly-owned indirect subsidiary of Swiss Bank Corporation, an internationally diversified organization with operations in many aspects of the financial services industry.

Clover Capital Management, Inc. ("Clover Capital") serves an Investment Manager for The Small Capitalization Equity Portfolio. For its services to the Portfolio, Clover Capital receives a fee, based on the average daily net asset value of that portion of the Portfolio's assets managed by it, at an annual rate of 0.45%. Clover Capital, the principal offices of which are located at 11 Tobey Village Office Park, Pittsford, New York 14534, was incorporated in 1986. Michael E. Jones and Geoffrey H. Rosenberger are primarily responsible for making day-to-day investment decisions for that portion of the Portfolio's assets assigned to Clover Capital. Mr. Jones and Mr. Rosenberger are the founders of Clover Capital and have served as Managing Directors of Clover Capital since the firm's inception. Mr. Jones, a chartered financial analyst, is a research analyst and portfolio manager. Mr. Rosenberger, also a chartered financial analyst, manages Clover Capital's overall research effort. Clover Capital had, as of December 31, 1995, assets of approximately $1.5 billion under management, of which approximately $86 million represented assets of mutual funds.

Cowen Asset Management ("Cowen"), a division of Cowen & Company, serves as an Investment Manager for The Value Equity Portfolio. For its services to the Portfolio, Cowen receives a fee, based on the average daily net asset value of that portion of the Portfolio's assets managed by it, at an annual rate of 0.30%. Cowen, the principal offices of which are located at Financial Square, New York, New York 10005, has provided investment management services since 1980. William Rechter is primarily responsible for making the day-to-day investment decisions for that portion of the Portfolio's assets assigned to Cowen. Mr. Rechter, who is a Managing Director of Cowen, has been an investment professional with Cowen since 1985 and has served in investment related positions since 1970. As of December 31, 1995, Cowen had assets of approximately $5.1 billion under management, of which approximately $1.3 billion represented assets of mutual funds. Cowen & Co. is organized as a limited partnership, the general partner of which is Cowen Incorporated.

Frontier Capital Management Company ("Frontier") serves as an Investment Manager for The Small Capitalization Equity Portfolio. For its services to the Portfolio, Frontier receives a fee based on the average daily net asset value of that portion of the Portfolio's assets managed by it, at an annual rate of 0.45%. Frontier, the principal offices of which are located at 99 Summer Street, Boston, Massachusetts 02110, was established in 1980. Michael Cavarretta is responsible for making the day-to-day investment decisions for that portion of the Portfolio's assets assigned to Frontier. Mr. Cavarretta has been an investment professional with Frontier since 1988. Before joining Frontier, Mr. Cavarretta was a financial analyst with General Electric Co. and attended Harvard Business School (M.B.A. 1988). Frontier had, as of December 31, 1995, assets of approximately $2.2 billion under management, of which approximately $16 million represented assets of mutual funds.

Institutional Capital Corporation ("ICAP") serves as an Investment Manager for The Value Equity Portfolio. For its services to the Portfolio, ICAP receives a fee, based on the average daily net asset value of that portion of the Portfolio's assets managed by it, at an annual rate of 0.30%. ICAP, the principal offices of which are located at 225 West Wacker, Chicago, Illinois 60606, has provided investment management services for equity assets since 1970. Investment decisions for those assets of the Portfolio assigned to ICAP are made by a team of ICAP investment professionals; investment decisions are made by committee and no single individual has primary responsibility for making recommendations to the committee. ICAP had assets of approximately $4.3 billion under management as of December 31, 1995, of which approximately $84 million represented assets of mutual funds.

Jennison Associates Capital Corp. ("Jennison") serves as an Investment Manager for The Growth Equity Portfolio. For its services to the Portfolio, Jennison receives a fee, based on the average daily net asset value of that portion of the Portfolio's assets managed by it, at an annual rate of 0.30%. Jennison, the principal offices of which are located at 466 Lexington Avenue, New York, New York 10017, was established in 1969. Robert B. Corman, Senior Vice-President and a director of Jennison, is responsible for making day-to-day investment decisions for the portion of the Portfolio's assets assigned to Jennison. Mr. Corman, who is a chartered financial analyst, has been an officer and investment professional with Jennison since 1981. As of December 31, 1995, Jennison had approximately $28.9 billion under management, of which approximately $2.2 billion represented assets of mutual funds. Jennison is a wholly-owned subsidiary of Prudential Insurance Company of America.

Morgan Grenfell Capital Management Incorporated ("Morgan Grenfell") serves as Investment Manager for The Limited Duration Municipal Bond Portfolio. For its services to the Portfolio, Morgan Grenfell receives a fee, based on the average daily net asset value of that portion of the Portfolio's assets managed by it, at an annual rate of 0.20%. Morgan Grenfell, whose principal offices are located at 885 Third Avenue, New York, New York 10022, has been active in managing municipal securities since 1989. David Baldt, who is Morgan Grenfell's Fixed Income Manager, is primarily responsible for making the day-to-day investment decisions for the Portfolio. Mr. Baldt has managed fixed income investments since 1973, and has been with Morgan Grenfell since 1989. As of December 31, 1995, Morgan Grenfell had assets of approximately $7.5 billion of which approximately $852 million represented assets of mutual funds. Morgan Grenfell is an indirect, wholly-owned subsidiary of Deutschebank, A.G., a German financial services conglomerate.

Westfield Capital Management Company, Inc. ("Westfield") serves as an Investment Manager for The Growth Equity Portfolio. For its services to the Portfolio, Westfield receives a fee, based on the average daily net asset value of that portion of the Portfolio's assets managed by it, at an annual rate of 0.30%. Westfield, established in 1989, is owned 100% by the active members of its professional staff. The firm maintains its principal offices at One Financial Center, Boston, Massachusetts, 02111. C. Michael Hazard, Arthur J. Bauernfeind and Michael J. Chapman are responsible for making the day-to-day investment decisions for the Portfolio. Mr. Hazard is Chairman of the Board and Chief Executive Officer of Westfield. Prior to founding Westfield in 1989, he was Executive Vice President of Essex Investment Management Company, Inc. in Boston Massachusetts. Mr. Bauernfeind, President and Chief Operating Officer of Westfield, is a chartered financial analyst and chartered investment counselor. Before joining Westfield in 1990, he was a Managing Partner and Vice-President of Loomis Sayles & Co. in Boston, Massachusetts. Mr. Chapman, Westfield's Director of Research and Chief Investment Officer, has been an officer and portfolio manager with Westfield since 1990. He joined Westfield after nine years with Eaton Vance Corporation in Boston, Massachusetts, where he was a Vice-President and headed the Emerging Growth Department. Mr. Chapman is also a chartered financial analyst. Westfield had, as of December 31, 1995, assets of approximately $958.6 million under management, of which approximately $75.4 million represented assets of mutual funds.

Consulting Arrangement.  Pursuant to an agreement with the Trust, ("HCCI
----------------------
Consulting Agreement"), Hirtle Callaghan continuously monitors the performance of various investment management organizations, including the Investment Managers. The HCCI Consulting Agreement provides that Hirtle Callaghan will make its officers available to serve as officers and/or Trustees of the Trust, and maintain office space sufficient for the Trust's principal office. For its services under The HCCI Consulting Agreement, Hirtle Callaghan is entitled to receive an annual fee of .05% of each Portfolio's average net assets. Hirtle Callaghan's principal offices are located at 575 East Swedesford Road, Wayne, Pennsylvania 19087. Hirtle Callaghan was organized in 1988 and has no history of operation prior to that date. However, Hirtle Callaghan has, since 1988, been registered as an investment adviser under the Investment Advisers Act of 1940 and, as of December 31, 1995 had approximately $_____ million of assets under management. Hirtle Callaghan is controlled by Jonathan Hirtle and Donald E. Callaghan, each of whom also serves on the Trust's Board and as an officer of the Trust.

Administration, Distribution, and Related Services.  Furman, Selz LLC ("Furman
--------------------------------------------------
Selz"), 230 Park Avenue, New York, New York 10169 has been retained, pursuant to a separate Master Administrative Services Contract with the Trust, to serve as the Trust's administrator. Services performed by Furman Selz in that capacity include, but are not limited to: (a) general supervision of the operation of the Trust and coordination of services performed by the various service organizations retained by the Trust; (b) regulatory compliance, including the compilation of information for documents and reports furnished to the Securities and Exchange Commission and corresponding state agencies; (c) assistance in connection with the preparation and filing of the Trust's registration statement and amendments thereto; and (d) maintenance of the Trust's registration in the various states in which shares of the Trust are offered. For its services as the Trust's administrator, Furman Selz is entitled to receive a fee, payable monthly by the Trust, at the annual rate of 0.10% of the Trust's average daily net assets up to $1 billion and 0.060% on such assets in excess of $1 billion. Pursuant to separate contracts, Furman Selz also serves as the Trust's transfer and dividend disbursing agent, as well as the Trust's accounting agent and receives a fee for such services based on the number of shareholder accounts maintained and the services required by each such account. Finally, Furman Selz, which is a registered broker-dealer and member of the New York and American Stock Exchanges as well as several regional exchanges, serves as the Trust's distributor. Furman Selz performs similar services for mutual funds other than the Trust. Bankers Trust Company has been retained by the Trust to serve as custodian for the assets of each of the Portfolios.

Expenses.  The Trust pays all expenses incurred in its operation, other than
--------
those expenses expressly assumed by Hirtle Callaghan, the Investment Managers or other service organizations. Those Trust expenses that can be readily identified as belonging to a particular Portfolio will be paid by that Portfolio. General expenses of the Trust that are not so identified will be allocated among the Portfolios based on their relative net assets at the time those expenses are accrued. The Trust's principal expenses are the fees payable to the Investment Managers; fees for administration, transfer agency and portfolio accounting payable to Furman Selz; fees for domestic and international custody of the Trust's assets payable to Bankers Trust Company; fees for independent auditing and for legal services; fees for filing reports and registering shares with regulatory bodies; and consulting fees payable to Hirtle Callaghan.


                           PURCHASES AND REDEMPTIONS

General Information About Purchases.  Shareholder accounts in the Trust may be
-----------------------------------
established only by, and shares of each of the Portfolios are available exclusively to, Eligible Investors. Shares are sold at net asset value and without sales charge. Payment for purchases of Trust shares may be made by wire transfer or by check drawn on a U.S. bank. All purchases must be made in U.S. dollars. The Trust reserves the right to reject any purchase order. Purchase orders may be received by the Trust's Transfer Agent on any day the Trust is open for business ("Business Day"). The Trust is open every day, Monday through Friday, that the New York Stock Exchange is open for trading, which excludes the following business holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Trust reserves the right to reject any purchase order and will not issue share certificates. Purchases of shares of the Portfolios will be executed at the net asset value per share next computed after receipt by the Trust of a purchase order placed on behalf of an Eligible Investor and after the order has been accepted by the Trust. If such a purchase order is received prior to 4 P.M. Eastern Time on any Business Day, the purchase will be executed at the net asset value per share determined as of the close of trading on the New York Stock Exchange on that Business Day--normally 4:00 P.M. Eastern Time. Purchase orders received after 4 P.M. Eastern Time will be executed at the net asset value per share as determined on the following Business Day.

General Information About Redemptions.  Shares may be redeemed on any Business
-------------------------------------
Day. Shares will be redeemed at the net asset value next computed after receipt of a redemption request in proper form by the Transfer Agent. The Trust reserves the right to redeem the account of any shareholder if as a result of redemptions, the aggregate value of shares held in a Portfolio falls below a minimum of $5,000 after 30 days notice and provided that, during such 30 day period, such aggregate value is not increased to at least such minimum level. Under extraordinary conditions, as provided under the rules of the Securities and Exchange Commission, payment for shares redeemed may be postponed, or the right of redemption suspended.

Redemptions may be made in number of shares or a stated dollar amount by sending a written request to the Trust's Transfer Agent at the address shown on the first page of this prospectus. Redemption requests must be signed in the exact name in which the shares are registered; redemption requests for joint accounts require the signature of each joint owner. For redemption requests of $25,000 or more, each signature must be guaranteed by a commercial bank or trust company which is a member of the Federal Deposit Insurance Corporation, a member firm of a national securities exchange and certain other securities dealers and credit unions. Guarantees must be signed by an authorized signatory of the guarantor institution and "Signature Guaranteed" must appear with the signature.

Proceeds of redemption requests transmitted by mail will normally be paid by check and mailed to the shareholder's address as indicated on the Trust's books. Redemption proceeds of $2,500 or more may be transferred electronically to the bank account number, if any, recorded on the Trust's books. Wire redemption requests received prior to 1:00 P.M. on any Business Day will be effected on that Business Day and wired to your bank on the following Business Day. The Trust ordinarily will make payment for all shares redeemed within seven days after receipt of a redemption request in proper form. Payment of redemption proceeds for shares purchased by check may be delayed for a period of up to fifteen days after their purchase, pending a determination that the check has cleared. During the period prior to the time shares are redeemed, dividends on such shares will accrue and be payable.

Additional Information About Purchases and Redemptions.  The Trust does not
------------------------------------------------------
impose investment minimums or sales charges of any kind. It is expected, however, that shares of the Trust will be acquired through a program of services offered by a financial intermediary, such as an investment adviser or bank, and that shares will be held, of record, in the name of such intermediary or a related entity. Intermediaries may impose service or advisory fees, which are in addition to those expenses borne by the Trust and described in this prospectus under the heading "Expense Information." Investors should contact such intermediary for information concerning what, if any, additional fees may be charged.

The Trust may, at its discretion, permit investors to purchase shares of a Portfolio through an exchange of securities. Any securities exchanged must meet the investment objectives, policies and limitations of the Portfolio involved, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged plus any cash, must be at least $250,000. Shares acquired through any such exchange will not be redeemed until the transfer of securities to the Trust has settled -- usually within 15 days following the purchase by exchange. The Trust may, at its discretion, pay any portion of the redemption amount in excess of $250,000 by a distribution "in kind" of securities held in a Portfolio's investment portfolio. Investors will incur brokerage charges on the sale of these portfolio securities.

Shareholder Reports and Inquiries.  Shareholders will receive semi-annual
---------------------------------
reports containing unaudited financial statements as well as annual reports containing financial statements which have been audited by the Trust's independent accountants. Each shareholder will be notified annually as to the Federal tax status of distributions made by the Portfolios in which such shareholder is invested. Shareholders may contact the Trust by calling the telephone number, or by writing to the Trust at the address, shown on the first page of this prospectus.

                      PORTFOLIO TRANSACTIONS AND VALUATION

Portfolio Transactions.  Subject to the general supervision of the Board, each
----------------------
of the Investment Managers is responsible for placing orders for securities transactions for the Portfolio they serve. Purchases and sales of equity securities will normally be conducted through brokerage firms entitled to receive commissions for effecting such transactions. In placing orders, it is the policy of the Trust to ensure that the most favorable execution for its transactions is obtained. Where such execution may be obtained from more than one broker or dealer, securities transactions may be directed to those who provide research, statistical and other information to the Trust or the Investment Managers. Purchases and sales of debt securities are expected to occur primarily with issuers, underwriters or major dealers acting as principals. Such transactions are normally effected on a net basis and do not involve payment of brokerage commissions. The Trust has no obligation to enter into securities transactions with any particular dealer, issuer, underwriter or other entity. In addition, the Board may, to the extent consistent with the Investment Company Act and other applicable law, authorize Investment Managers to direct transactions to service organizations retained by the Trust or their affiliates; under appropriate circumstances, such transactions may be used for the purpose of offsetting fees otherwise payable by the Trust for custody, transfer agency or other services.

Valuation.  The net asset value per share of the Portfolios is determined once
---------
on each Business Day as of the close of the New York Stock Exchange, which is normally 4 P.M. Eastern Time. Each Portfolio's net asset value per share is calculated by adding the value of all securities and other assets of the Portfolio, subtracting its liabilities and dividing the result by the number of its outstanding shares. Those assets that are traded on an exchange or in the over-the-counter market are valued based upon market quotations. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Trust's Board. Other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Trust's Directors. With the approval of the Board, any of the Portfolios may use a pricing service, bank or broker-dealer experienced in such matters to value the Portfolio's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividend and Capital Gain Distribution Options.  It is anticipated that The
----------------------------------------------
Value Equity Portfolio, The Growth Equity Portfolio and The Small Capitalization Equity Portfolio will declare and distribute dividends from net investment income on a quarterly basis. The Limited Duration Municipal Bond Portfolio will declare dividends from net investment income daily, with payments on a monthly basis. The International Equity Portfolio will declare dividends from net investment income semi-annually. Net realized capital gains, if any, will be distributed at least annually for each Portfolio. Unless another distribution option is elected, dividends and capital gain distributions will be credited to shareholder accounts in additional shares of the Portfolio with respect to which they are paid. Elections may be made by writing to the Trust c/o its Transfer Agent. Elections must be received in writing by the Transfer Agent at least five days prior to the payable date of the dividend in order for the election to be effective for that dividend and on or before the record date of a distribution in order to be effective for that distribution. In the event that a shareholder redeems all shares in an account between the record date and the payable date, the value of dividends or gain distributions declared and payable will be paid in cash regardless of the existing election.

Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders on December 31 of such year, provided such dividends are paid during January of the following year. Investors should also be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time may reflect the amount of the forthcoming distribution. Those investors purchasing just prior to a distribution may nevertheless be taxed on the entire amount of the distribution received, although the distribution may have the effect of reducing the market value of shares below the shareholder's cost.

The Trust will provide written notices to shareholders annually regarding the tax status of distributions made by each Portfolio.

Federal Taxes.  The following discussion is only a brief summary of some of the
-------------
important Federal tax considerations generally affecting the Portfolios and their shareholders and is not intended as a substitute for careful tax planning. Dividends and distributions may also be taxable under state and local tax laws. In addition, shareholders who are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different tax treatment under U.S. Federal income tax laws than shareholders who are U.S. residents. Furthermore, future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in one or more Portfolios of the Trust. Accordingly, shareholders are urged to consult their tax advisers with specific reference to his or her particular tax situation.

Each Portfolio intends to qualify annually to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). In order to do so, each Portfolio must distribute at least 90% of its taxable income annually, and must derive at least 90% of its gross income from its investment activities, provided that not more than 30% of such income is derived from the disposition of securities held for less than three months. So long as a Portfolio qualifies for this tax treatment, that Portfolio will be not be subject to Federal income tax on amounts distributed to shareholders.

Shareholders, however, will be subject to income or capital gains taxes on distributed amounts (except for dividends that are treated as tax-exempt dividends such as those expected to be paid by The Limited Duration Municipal Bond Portfolio), regardless of whether such dividends and/or distributions are paid in cash or reinvested in additional shares. Distributions paid by a Portfolio out of long term capital gains are taxable to those investors subject to income tax as long-term capital gains, regardless of the length of time an investor has owned shares in the Portfolio. All other distributions, to the extent they are taxable, are taxed to shareholders as ordinary income. A redemption of shares of any Portfolio may also result in a capital gain or loss to the redeeming shareholder. A loss incurred upon redemption of shares of any Portfolio of the Trust (other than The Limited Duration Municipal Bond Portfolio) held for six months or less will be treated as long-term capital loss to the extent of capital gain dividends received with respect to such shares.

Tax Matters Relating to The Limited Duration Municipal Bond Portfolio.  As a
---------------------------------------------------------------------
matter of fundamental policy, The Limited Duration Municipal Bond Portfolio intends to invest a sufficient portion of its assets in municipal bonds and notes so that it will qualify to pay "exempt-interest dividends." Exempt-interest dividends distributed to shareholders are excluded from a shareholder's gross income for Federal tax purposes. Under certain circumstances, receipt of exempt-interest dividends may be relevant to shareholders in determining their tax liability. Dividends paid from gains realized by the Portfolio from the disposition of a tax-exempt bond that was acquired after April 30, 1993 for a price less than the principal amount of the bond is taxable to shareholders as ordinary income to the extent of the accrued market discount. Exempt interest dividends paid by The Limited Duration Municipal Bond Portfolio, although exempt from regular income tax in the hands of a shareholder of the Portfolio, are includable in the tax base for determining the extent to which a shareholder's Social Security Benefits would be subject to Federal income tax. Shareholders are required to disclose their receipt of tax-exempt interest on their Federal income tax returns. In addition, a portion of The Limited Duration Municipal Bond Portfolio's dividends may be derived from income on "private activity" municipal bonds and therefore may be a preference item under Federal tax law and subject to the Federal alternative minimum tax. A loss incurred upon the redemption of shares of The Limited Duration Municipal Bond Portfolio held for six months or less will be disallowed to the extent of exempt-interest dividends paid with respect to such shares; any loss not so disallowed will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

Tax Matters Relating to International Investments.  Foreign currency gains and
-------------------------------------------------
losses realized by a Portfolio, including those from forward currency exchange contracts and certain futures and options on foreign currencies, will increase or decrease the Portfolio's investment company taxable income available to be distributed to shareholders as ordinary income. If foreign currency losses exceed other investment company taxable income during a taxable year, the Portfolio would not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in shares of that Portfolio. A Portfolio may be subject to foreign withholding taxes on income from certain foreign securities, if any, held. If more than 50% of the total assets of this Portfolio is invested in securities of foreign corporations, the Portfolio may elect to pass-through to its shareholders their pro rata share of foreign taxes paid by such Portfolio. If this election is made, shareholders will be (i) required to include in their gross income their pro rata share of foreign source income (including any foreign taxes paid by the Portfolio), and (ii) entitled to either deduct (as an itemized deduction in the case of individuals) their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code.

Back-up Withholding; Dividends-Received Deduction.  The Trust is required to
--------------------------------------------------
withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not provided the Trust with their certified taxpayer identification number in compliance with regulations adopted by the Internal Revenue Service. Dividends paid from net investment income by The Value Equity, Growth Equity and Small Capitalization Equity Portfolios will generally qualify in part for the corporate dividends-received deduction available to corporate investors. The portion of the dividends so qualified, however, depends on the aggregate qualifying dividend income received by each such Portfolio from domestic (U.S.) sources.

Further information about tax matters relating to the Trust, including its foreign investments, appears in the Statement of Additional Information under the heading "Dividends, Distributions and Taxes."


                            PERFORMANCE  INFORMATION

Yield and Effective Yield.  From time to time, each of the Portfolios may quote
-------------------------
its "yield" and/or its "total return" in sales literature and in presentations to prospective investors. These figures are based on historical earnings and are not intended to indicate future performance. To arrive at a Portfolio's "yield," the net investment income generated by an investment in the Portfolio during a 30 day (or one month) period, is determined and the resulting figure is annualized, (i.e. assumed to be the amount of income generated each week over a 52-week period) and expressed as a percentage of the initial investment. The "effective yield" of a Portfolio is calculated in a similar manner but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The yield of any investment is generally a function of prevailing interest rates, portfolio quality and maturity, type of investment and operating expenses. The yield on shares of the Portfolio will fluctuate and is not necessarily representative of future results. The Limited Duration Municipal Bond Portfolio may also quote its tax-equivalent yield; this figure is calculated by determining the pre-tax yield which, after being taxed at a stated rate, would be equivalent to the yield determined as described above.

Average Annual Total Return.  This figure shows the average percentage change in
---------------------------
value of a particular investment from the beginning date of the measuring period to the end of the measuring period. The calculations required to determine average total return will reflect changes in net asset value per share and assume that any income dividends and/or capital gains distributions made during the period were reinvested. Figures will be given for recent one, five and ten year periods (if applicable), and may be given for other periods as well (such as from commencement of operations, or on a year-by-year basis). In addition, each Portfolio may present its total return over different periods by means of aggregate, average, year-by-year or other types of total return figures, or compare the yield or total return of a Portfolio to those of other mutual funds with similar investment objectives and to other relevant indices. For example, the performance of any of the Portfolios may be compared to the data prepared by Lipper Analytical Services, Inc., a widely-recognized independent service that monitors the performance of mutual funds. The Portfolios may also compare their individual performance records to those of relevant indices, such as the Standard & Poor's 500 Stock Index, the Russell 5000 Small Cap Stock Index, and the Morgan Stanley Capital International Europe, Australia, Far East Index ("EAFE").


                                    GENERAL

The Trust was organized as a Delaware business trust on December 15, 1994, and is registered with the Securities and Exchange Commission as an open-end diversified, series, management investment company. The Trust currently offers shares of five investment portfolios, each with a different objective and differing investment policies. The Trust may organize additional investment portfolios in the future. The Trust is authorized to issue an unlimited number of shares, each with a par value of $.001. Under the Trust's Amended and Restated Declaration of Trust, the Board has the power to classify or reclassify any unissued shares from time to time, and to increase the number of authorized shares. Each share of the respective Portfolios represents an equal proportionate interest in that Portfolio. Each share is entitled to one vote for the election of Trustees and any other matter submitted to a shareholder vote. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of the Trust may elect all of the Trustees. Shares of the Trust do not have preemptive or conversion rights and, when issued for payment as described in this prospectus, shares of the Trust will be fully paid and non-assessable.

As a Delaware business trust, the Trust is not required, and currently does not intend, to hold annual meetings of shareholders except as required by the Investment Company Act or other applicable law. The Investment Company Act requires initial shareholder approval of each of the investment advisory agreements, election of Trustees and, if the Trust holds an annual meeting, ratification of the Board's selection of the Trust's independent public accountants. Under certain circumstances, the law provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more Trustees. To the extent required by law, the Trust will assist in shareholder communication in such matters.

                           THE HIRTLE CALLAGHAN TRUST

TABLE OF CONTENTS

INFORMATION ABOUT:
Expense Information

Financial Highlights
Investment Objectives and Policies
        The Value Equity Portfolio
        The Growth Equity Portfolio
        The Small Capitalization Equity Portfolio
        The International Equity Portfolio
        The Limited Duration Municipal
                Bond Portfolio
Investment Practices and Risk Considerations
        About Equity Securities
        About Debt Securities and Ratings
                Organizations
        About Foreign Securities
        About Tax-Exempt Securities
        About Temporary Investment Practices
        About Illiquid Securities
        About Hedging Strategies
        About Other Permitted Instruments
Management of the Trust
Purchases and Redemptions
Portfolio Transactions and Valuation
Dividends, Distributions and Taxes
Performance Information
General



No person has been authorized to give any information or to make representations not contained in this prospectus in connection with any offering made by this prospectus and, if given or made, such information must not be relied upon as having been authorized by the Trust or its distributor. This prospectus does not constitute an offering by the Trust or by its distributor in any jurisdiction in which such offering may not lawfully be made.

                      STATEMENT OF ADDITIONAL INFORMATION
                      -----------------------------------
                           The Hirtle Callaghan Trust
                             575 E. Swedesford Road
                                Wayne, PA  19087

This statement of additional information is designed to supplement information contained in the prospectus relating to The Hirtle Callaghan Trust ("Trust"), an open-end, diversified, series, management investment company registered under the Investment Company Act of 1940 ("Investment Company Act"). This document, although not a prospectus, is incorporated by reference in its entirety in the Trust's prospectus and should be read in conjunction with the Trust's prospectus dated April, 1996. A copy of that prospectus is available by contacting the Trust at 610-254-9596.


Statement of Additional Information Heading                                Corresponding Prospectus Heading
-------------------------------------------                                --------------------------------

Item                                                      Page
Management of the Trust                                                    Management of the Trust; General;
                                                                           Expense Information
Further Information About the Trust's Investment                           Investment Objectives and Policies
Policies                                                                   Investment Practices and Risk
                                                                           Considerations
Hedging through the Use of Options                                         Investment Practices and Risk
                                                                           Considerations: About Hedging
                                                                           Strategies
Hedging through the Use of                                                 Investment Practices and Risk
Futures Contracts and Related Instruments                                  Considerations: About Hedging
                                                                           Strategies
Hedging through the Use of                                                 Investment Practices and Risk
Currency-Related Instruments                                               Considerations: About Hedging
                                                                           Strategies
Investment Restrictions                                                    Investment Objectives and Policies
                                                                           Investment Practices and Risk
                                                                           Considerations
Additional Purchases and Redemption Information                            Purchases and Redemptions
Portfolio Transactions and Valuation                                       Portfolio Transactions and Valuation
Dividends, Distributions and Taxes                                         Dividends, Distributions and Taxes
Performance Information                                                    Performance Information
Financial Statements and Independent Accountants
Ratings Appendix

This statement of additional information does not contain all of the information set forth in the registration statement filed by the Trust with the Securities and Exchange Commission under the Securities Act of 1933. Copies of the registration statement may be obtained at a reasonable charge from the Securities and Exchange Commission or may be examined, without charge, at its offices in Washington, D.C.


THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS-April ____, 1996.

MANAGEMENT OF THE TRUST

Trustees and Officers. The Trust's Board of Trustees ("Board") is responsible
---------------------
for the overall supervision and management of the business and affairs of the Trust, including (i) the selection and general supervision of those investment advisory organizations ("Investment Managers") retained by the Trust to provide portfolio management services to each of its separate investment portfolios (each a "Portfolio"); and (ii) for Portfolios for which more than one Investment Manager has been retained, allocation of that Portfolio's assets among such Investment Managers. In particular, the Board may, from time to time, allocate portions of a Portfolio's assets between or among several Investment Managers, each of whom may have a different investment style and/or investment selection discipline. The Board also may reallocate a Portfolio's assets among such Investment Managers, or terminate particular Investment Managers, if the Board deems it appropriate to do so in order to achieve the overall objectives of the
Portfolio involved.   In addition, the Board may retain additional Investment
Managers on behalf of a Portfolio subject to the approval of the shareholders of that Portfolio in accordance with the Investment Company Act. Day-to-day operations of the Trust are the responsibility of the Trust's officers, who are elected by, and serve at the pleasure of, the Board. The name and principal occupation for the past five years of each of the Trust's current officers and directors are set forth below; unless otherwise indicated, the business address of each is 575 East Swedesford Road Wayne, PA 19087.



Name, Business Address and Age           Position with the Trust             Principal Occupation for
                                                                             the Last Five Years
-------------------------------------------------------------------------------------------------------------
*Donald E. Callaghan              49     Chairman of the Board of            For more than the past five years,
                                         Trustees and President              Principal, Hirtle Callaghan & Co., Inc.

 Ross H. Goodman                  48     Trustee                             For more than the past five years,
                                                                             Mr. Goodman has been Vice
                                                                             President of American Industrial
                                                                             Management & Sales, Inc.

*Jonathan J. Hirtle               43     Trustee                             For more than the past five years,
                                                                             Principal, Hirtle Callaghan
                                                                             & Co., Inc.

 Jarrett Burt Kling               52     Trustee                             For more than the past five years,
                                                                             Mr. Kling has been associated
                                                                             with CRA Real Estate Securities,
                                                                             L.P. and its affiliate, Radnor
                                                                             Advisers, Inc.  Mr. Kling is a
                                                                             general partner of TDH II and a
                                                                             special limited partner of TDH III
                                                                             (venture capital limited
                                                                             partnerships) since 1983.

*David M. Spungen                 34     Trustee                             For more than the past five years,
1926 Arch Street                                                             Mr. Spungen has been associated
Philadelphia, PA 19103-1484                                                  with The CMS Companies
                                                                             (financial services). Mr.
                                                                             Spungen currently serves as
                                                                             Director of CMS Capital
                                                                             Management, (a division of CMS
                                                                             Investment Resources, Inc.)

Richard W. Wortham, III           57     Trustee                             For more than the past five years,
                                                                             President, Video Rental of
                                                                             Pennsylvania, Inc. and its parent,
                                                                             Houston VMC, Inc.  Mr.
                                                                             Wortham is also a trustee of the
                                                                             Wortham Foundation and
                                                                             the Museum of Fine Arts, Houston.

David E. Branigan                 42     Vice President and Treasurer        Chief operating officer of Hirtle
                                                                             Callaghan since 1994.  For more
                                                                             than five years prior to that, he
                                                                             was Assistant Treasurer of The
                                                                             Pennsylvania State University.

Laura Anne Corsell, Esq.          46     Secretary                           Ms.  Corsell is an attorney in
237 Park Avenue                                                              private practice.  From 1989
New York, N.Y. 10017                                                         through 1994, Ms. Corsell was
                                                                             associated with the law firm of
                                                                             Ballard Spahr Andrews and
                                                                             Ingersoll, as counsel.


John J. Pileggi                   36     Assistant Vice President            For more than the past five years,
230 Park Avenue                                                              Senior Managing Director of
New York, N.Y. 10169                                                         Furman Selz LLC.

Gordon M. Forrester               34     Assistant Vice President and        For more than the past five years,
230 Park Avenue                          Assistant Treasurer                 Director--Mutual Funds Division,
New York, N.Y. 10169                                                         Furman Selz LLC.

Joan V. Fiore, Esq.               39     Assistant Secretary                 Since 1991, Managing Director
230 Park Avenue                                                              and Counsel--Mutual Funds
New York, N.Y. 10169                                                         Division, Furman Selz LLC
                                                                             from 1986 to 1991,
                                                                             staff attorney with the
                                                                             Securities and Exchange
                                                                             Commission.

Sheryl Hirschfeld                 35     Assistant Secretary                Since 1994, Director of
230 Park Avenue                                                             Corporate Secretary Services--
New York, N.Y. 10169                                                        Mutual Funds Division, Furman
                                                                            Selz LLC; for more
                                                                            than five years prior to that,
                                                                            served as assistant to the
                                                                            corporate secretary and to the
                                                                            general counsel of Dreyfuss
                                                                            Corporation.


*Indicates a Trustee who is an "interested person" of the Trust within the meaning of the Investment Company Act.

Each of those members of the Board who are not "interested persons" of the Trust within the meaning of the Investment Company Act ("Independent Trustees") receive from the Trust a fee of $1,000.00 and are reimbursed for expenses incurred in connection with each such meeting. Those members of the Board who are "interested persons" of the Trust and the Trust's officers receive no compensation from the Trust for performing the duties of their respective offices. As permitted under the Trust's Amended and Restated Declaration and Agreement of Trust and by-laws, the Board has established an executive committee and has appointed Messrs. Callaghan, Hirtle and Spungen to serve on that committee. Under the Trust's by-laws, the executive committee is authorized to act for the full Board in all matters for which the affirmative vote of a majority of the Board of the Trust's Independent Trustees is not required under the Investment Company Act or other applicable law. All of the officers and trustees of the Trust own in the aggregate, approximately ____%, ___%, ____%, ___ and _____ % of the outstanding shares of The Value Equity, Growth Equity, Small Capitalization Equity, Limited Duration Municipal Bond and International Equity Portfolios, respectively.

Investment Advisory Arrangements.  As described in the prospectus, Hirtle,
---------------------------------
Callaghan & Co., Inc. ("Hirtle Callaghan") has entered into a written consulting agreement with the Trust ("HCCI Consulting Agreement"). The HCCI Consulting Agreement was approved by the Trust's initial shareholder on July 21, 1995, following the approval of the Trust's Board (including a majority of the Trust's Independent Trustees) at a meeting of the Board held on July 20, 1995. The HCCI Consulting Agreement will remain in effect until its second anniversary, unless sooner terminated and will continue from year to year so long as such continuation is approved, at a meeting called for the purpose of voting on such continuance, at least annually (i) by vote of a majority of the Trust's Board or the vote of the holders of a majority of the outstanding securities of the Trust; and (ii) by a majority of the Independent Trustees, by vote cast in person. The HCCI Consulting Agreement may be terminated at any time, without penalty, either by the Trust or by Hirtle Callaghan, upon sixty days' written notice and will automatically terminate in the event of its assignment as defined in the Investment Company Act. The HCCI Consulting Agreement permits the Trust to use the name "Hirtle Callaghan." In the event, however, the HCCI Consulting Agreement is terminated, Hirtle Callaghan has the right to require the Trust to discontinue any references to the name "Hirtle Callaghan" and to change the name of the Trust as soon as is reasonably practicable. The HCCI Consulting Agreement further provides that HCCI will not be liable to the Trust for any error, mistake of judgment or of law, or loss suffered by the Trust in connection with the matters to which the HCCI Consulting Agreement relates (including any action of any Hirtle Callaghan officer or employee in connection with the service of any such officer or employee as an officer of the Trust), whether or not any such action was taken in reliance upon information provided to the Trust by Hirtle Callaghan, except losses that may be sustained as a result of willful misfeasance, reckless disregard of its duties, bad faith or gross negligence on the part of Hirtle Callaghan.

The Trust has also entered into investment advisory contracts ("Portfolio Management Contracts") on behalf of each of the Portfolios with one or more of the Investment Managers. Each of the Portfolio Management Contracts was approved by the Trust's initial shareholder on July 21, 1995, following that approval of the Trust's Board (including the Independent Trustees) at a meeting of the Board held on July 20, 1995. Each such contract will remain in effect until its second anniversary, and will continue in effect thereafter from year to year so long as such continuation is approved, at a meeting called for the purpose of voting on such continuance, at least annually (i) by vote of a majority of the Trust's Board or the vote of the holders of a majority of the outstanding securities of the Trust; and (ii) by a majority of the Independent Trustees, by vote cast in person. Each of the Portfolio Management Contracts may be terminated at any time, without penalty, either by the Trust or by the respective Investment Managers named in the contract, in each case upon sixty days' written notice, and each will automatically terminate in the event of its assignment, as that term is defined in the Investment Company Act.

Each of the Portfolio Management Contracts provides that the named Investment Manager will, subject to the overall supervision of the Board, provide a continuous investment program for the assets of the Portfolio to which such contract relates, or that portion of such assets as may be, from time to time allocated to such Investment Manager. The Portfolio Managers are responsible, among other things, for the provision of investment research and management of all investments and other instruments and the selection of brokers and dealers through which securities transactions are executed. Each of the Portfolio Management Contracts provides that the named Investment Manager will not be liable to the Trust for any error of judgment or mistake of law on the part of the Investment Manager, or for any loss sustained by the Trust in connection with the purchase or sale of any instrument on behalf of the named Portfolio, except losses that may be sustained as a result of willful misfeasance, reckless disregard of its duties, misfeasance, bad faith or gross negligence on the part of the named Investment Manager.

Other Matters.  As noted in the prospectus, Furman Selz LLC ("Furman Selz")
--------------
serves as the principal underwriter of the Trust, pursuant to an agreement with the Trust dated July 21, 1995, which agreement was approved by the Trust's Board at its meeting held on July 20, 1995. Furman Selz does not receive any underwriting fees or other compensation in connection with the distribution of the Trust's shares. Furman Selz also serves as the Trust's administrator, accounting agent and transfer agent pursuant to written agreements more fully described in the Trust's prospectus and receives a fee for services provided under those agreements. Bankers Trust Company, One Bankers Trust Plaza, New York, N.Y. 10006, serves as the custodian for the assets of each of the Trust's Portfolios. Cowen Asset Management, which currently serves as an Investment Manager for The Value Equity Portfolio, is a division of Cowen & Co., a registered broker dealer and investment adviser. Cowen & Co., is a limited partnership whose general partner is Cowen Incorporated. Cowen Incorporated is controlled by Joseph Cohen through a voting trust.

FURTHER INFORMATION ABOUT THE TRUST'S INVESTMENT POLICIES

The following discussion supplements the discussion of the investment policies of each of the Portfolios as set forth in the prospectus and the types of securities and other instruments in which the respective Portfolios may invest.

Repurchase Agreements.  As noted in the prospectus, among the instruments that
----------------------
each of the Portfolios may use for temporary investment purposes are repurchase agreements. Under the terms of a typical repurchase agreement, a Portfolio would acquire an underlying debt security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase that security and the obligation of the Portfolio to resell that security at an
agreed-upon price and time.   Repurchase agreements could involve certain risks
in the event of default or insolvency of the other party, including possible delays or restrictions upon the Portfolio's ability to dispose of the underlying securities. The Investment Manager for each Portfolio, in accordance with guidelines adopted by the Board, monitors the creditworthiness of those banks and non-bank dealers with which the respective Portfolios may enter into repurchase agreements. The Trust also monitors the market value of the securities underlying any repurchase agreement to ensure that the repurchase obligation of the seller is adequately collateralized.

Repurchase agreements may be entered into with primary dealers in U.S. Government Securities who meet credit guidelines established by the Board (each a "repo counterparty"). Under each repurchase agreement, the repo counterparty will be required to maintain, in an account with the Trust's custodian bank, securities that equal or exceed the repurchase price of the securities subject to the repurchase agreement. A Portfolio will generally enter into repurchase agreements with short durations, from overnight to one week, although securities subject to repurchase agreements generally have longer maturities. A Portfolio may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of its net assets would be invested in illiquid securities including such repurchase agreements.

For purposes of the Investment Company Act, a repurchase agreement may be deemed a loan to the repo counterparty. It is not clear whether, in the context of a bankruptcy proceeding involving a repo counterparty, a court would consider a security acquired by a Portfolio subject to a repurchase agreement as being owned by that Portfolio or as being collateral for such a "loan." If a court were to characterize the transaction as a loan, and a Portfolio has not perfected a security interest in the security acquired, that Portfolio could be required to turn the security acquired over to the bankruptcy trustee and be treated as an unsecured creditor of repo counterparty. As an unsecured creditor, the Portfolio would be at the risk of losing some or all of the principal and income involved in the transaction. In the event of any such bankruptcy or insolvency proceeding involving a repo counterparty with whom a Portfolio has outstanding repurchase agreements a Portfolio may encounter delays and incur costs before being able to sell securities acquired subject to such repurchase agreements. Any such delays may involve loss of interest or a decline in price of the security so acquired.

Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the repo counterparty may fail to repurchase the security. However, a Portfolio will always receive as collateral for any repurchase agreement to which it is a party securities acceptable to it, the market value of which is equal to at least 100% of the repurchase price, and the Portfolio will make payment against such securities only upon physical delivery or evidence of book
entry transfer of such collateral to the account of its custodian bank.   If the
market value of the security subject to the repurchase agreement falls below the repurchase price the Trust will direct the repo counterparty to deliver to the Trust's custodian additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.


Variable and Floating Rate Instruments.  As noted in the prospectus, among the
--------------------------------------
instruments that each of the Portfolios may use for temporary investment purposes are variable rate demand notes (including floating rate instruments) from banks and other issuers. A "variable rate instrument" is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A "floating rate instrument" is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. The Portfolios will be able (at any time or during specified periods generally not exceeding one year, depending upon the instrument involved) to demand payment of the principal of a note. The notes are not typically rated by credit rating agencies. If an issuer of a variable rate demand note defaulted on its payment obligation, a Portfolio might be unable to dispose of the note and a loss would be incurred to the extent of the default. The continuing creditworthiness of issuers of variable rate instruments, if any, held by a Portfolio will be monitored by its Investment Managers to determine whether such notes should continue to be held.


When-Issued Securities.  As noted in the prospectus, Tax-Exempt Securities may
-----------------------
be purchased on a "when-issued" basis. The price of securities purchased on a when-issued basis, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities takes place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Thus, to the extent that assets are held in cash pending the settlement of a purchase of securities, the purchaser would earn no income. At the time a commitment to purchase a security on a when-issued basis is made, the transaction is recorded and the value of the security will be reflected in determining net asset value. The market value of the when-issued securities may be more or less than the purchase price. The Trust does not believe that net asset value or income will be adversely affected by the purchase of securities on a when-issued basis.



HEDGING THROUGH THE USE OF OPTIONS.

As indicated in the prospectus, each of the Portfolios may, consistent with its investment objectives and policies, use options on securities and securities indexes to reduce the risks associated with the types of securities in which each is authorized to invest and/or in anticipation of future purchases. A Portfolio may use options only in a manner consistent with its investment objective and policies and may not invest more than 10% of its total assets in option purchases. Options may be used only for the purpose of reducing investment risk and not for speculative purposes. The following discussion sets forth certain information relating to the types of options that the Portfolios may use, together with the risks that may be associated with their use.

About Options on Securities.  A call option is a short-term contract pursuant to
---------------------------
which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option period, to deliver the underlying security against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option period, to buy the underlying security at the exercise price.

Options may be based on a security, a securities index or a currency. Options on securities are generally settled by delivery of the underlying security whereas options on a securities index or currency are settled in cash. Options may be traded on an exchange or in the over-the-counter markets.

Option Purchases.   Call options on securities may be purchased in order to fix
-----------------
the cost of a future purchase. In addition, call options may be used as a means of participating in an anticipated advance of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the amount of loss, if any, to the amount of the option premium paid. Conversely, if the market price of the underlying security rises and the call is exercised or sold at a profit, that profit will be reduced by the amount initially paid for the call.

Put options may be purchased in order to hedge against a decline in market value of a security held by the purchasing portfolio. The put effectively guarantees that the underlying security can be sold at the predetermined exercise price, even if that price is greater than the market value at the time of exercise. If the market price of the underlying security increases, the profit realized on the eventual sale of the security will be reduced by the premium paid for the put option. Put options may also be purchased on a security that is not held by the purchasing portfolio in anticipation of a price decline in the underlying security. In the event the market value of such security declines below the designated exercise price of the put, the purchasing portfolio would then be able to acquire the underlying security at the market price and exercise its put option, thus realizing a profit. In order for this strategy to be successful, however, the market price of the underlying security must decline so that the difference between the exercise price and the market price is greater than the option premium paid.

Option Writing.  Call options may be written (sold) by the Portfolios.
---------------
Generally, calls will be written only when, in the opinion of a Portfolio's Investment Manager, the call premium received, plus anticipated appreciation in the market price of the underlying security up to the exercise price of the call, will be greater than the appreciation in the price of the underlying security.

Put options may also be written. This strategy will generally be used when it is anticipated that the market value of the underlying security will remain higher than the exercise price of the put option or when a temporary decrease in the market value of the underlying security is anticipated and, in the view of a Portfolio's Investment Manager, it would not be appropriate to acquire the underlying security. If the market price of the underlying security rises or stays above the exercise price, it can be expected that the purchaser of the put will not exercise the option and a profit, in the amount of the premium received for the put, will be realized by the writer of the put. However, if the market price of the underlying security declines or stays below the exercise price, the put option may be exercised and the portfolio that sold the put will be obligated to purchase the underlying security at a price that may be higher than its current market value.

All option writing strategies will be employed only if the option is "covered." For this purpose, "covered" means that, so long as the Portfolio that has written (sold) the option is obligated as the writer of a call option, it will
(1) own the security underlying the option; or (2) hold on a share-for-share basis a call on the same security, the exercise price of which is equal to or less than the exercise price of the call written. In the case of a put option, the Portfolio that has written (sold) the put option will (1) maintain cash or cash equivalents in an amount equal to or greater than the exercise price; or
(2) hold on a share-for share basis, a put on the same security as the put written provided that the exercise price of the put held is equal to or greater than the exercise price of the put written.

Options on Securities Indices.  Options on securities indices may by used in
------------------------------
much the same manner as options on securities. Index options may serve as a hedge against overall fluctuations in the securities markets or market sectors, rather than anticipated increases or decreases in the value of a particular security. Thus, the effectiveness of techniques using stock index options will depend on the extent to which price movements in the securities index selected correlate with price movements of the portfolio to be hedged. Options on stock indices are settled exclusively in cash.

Risk Factors Relating to the Use of Options Strategies.  The premium paid or
-------------------------------------------------------
received with respect to an option position will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period, supply and demand, and interest rates. Moreover, the successful use of options as a hedging strategy depends upon the ability to forecast the direction of market fluctuations in the underlying securities, or in the case of index options, in the market sector represented by the index selected.

Under normal circumstances, options traded on one or more of the several recognized options exchanges may be closed by effecting a "closing purchase transaction," i.e. by purchasing an identical option with respect to the underlying security in the case of options written and by selling an identical option on the underlying security in the case of options purchased. A closing purchase transaction will effectively cancel an option position, thus permitting profits to be realized on the position, to prevent an underlying security from being called from, or put to, the writer of the option or, in the case of a call option, to permit the sale of the underlying security. A profit or loss may be realized from a closing purchase transaction, depending on whether the overall cost of the closing transaction (including the price of the option and actual transaction costs) is less or more than the premium received from the writing of the option. It should be noted that, in the event a loss is incurred in a closing purchase transaction, that loss may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different call or put option. Also, because increases in the market price of an option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by appreciation of the underlying security held.

Options will normally have expiration dates between three and nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. Options that expire unexercised have no value. Unless an option purchased by a Portfolio is exercised or a closing purchase transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid.


HEDGING THROUGH THE USE OF FUTURES CONTRACTS AND RELATED INSTRUMENTS.

As indicated in the prospectus, each of the Portfolios may, consistent with its investment objectives and policies, use futures contracts and options on futures contracts to reduce the risks associated with the types of securities in which each is authorized to invest and/or in anticipation of future purchases. A Portfolio may invest in futures-related instruments only for hedging purposes and not for speculation and only in a manner consistent with its investment objective and policies. In particular, a Portfolio may not commit more than 5% of its net assets, in the aggregate, to margin deposits on futures contracts or premiums for options on futures contracts. The following discussion sets forth certain information relating to the types of futures contracts that the Portfolios may use, together with the risks that may be associated with their use.

About Futures Contracts and Options on Futures Contracts.  A futures contract is
--------------------------------------------------------
a bilateral agreement pursuant to which one party agrees to make, and the other party agrees to accept, delivery of the specified type of security or currency called for in the contract at a specified future time and at a specified price. In practice, however, contracts relating to financial instruments or currencies are closed out through the use of closing purchase transactions before the settlement date and without delivery or the underlying security or currency. In the case of futures contracts based on a securities index, the contract provides for "delivery" of an amount of cash equal to the dollar amount specified multiplied by the difference between the value of the underlying index on the settlement date and the price at which the contract was originally fixed.

Stock Index Futures Contracts.  A Portfolio may sell stock index futures
------------------------------
contracts in anticipation of a general market or market sector decline that may adversely affect the market values of securities held. To the extent that securities held correlate with the index underlying the contract, the sale of futures contracts on that index could reduce the risk associated with a market decline. Where a significant market or market sector advance is anticipated, the purchase of a stock index futures contract may afford a hedge against not participating in such advance at a time when a Portfolio is not fully invested. This strategy would serve as a temporary substitute for the purchase of individual stocks which may later be purchased in an orderly fashion. Generally, as such purchases are made, positions in stock index futures contracts representing an equivalent securities would be liquidated.

Futures Contracts on Debt Securities.  Futures contracts on debt securities,
-------------------------------------
often referred to as "interest rate futures," obligate the seller to deliver a specific type of debt security called for in the contract, at a specified future time. A public market now exists for futures contracts covering a number of debt securities, including long-term

U.S. Treasury bonds, ten-year U.S. Treasury notes, and three-month U.S. Treasury bills, and additional futures contracts based on other debt securities or indices of debt securities may be developed in the future. Such contracts may be used to hedge against changes in the general level of interest rates. For example, a Portfolio may purchase such contracts when it wishes to defer a purchase of a longer-term bond because short-term yields are higher than long-term yields. Income would thus be earned on a short-term security and minimize the impact of all or part of an increase in the market price of the long-term debt security to be purchased in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the contract purchased by the Portfolio or avoided by taking delivery of the debt securities underlying the futures contract. Conversely, such a contract might be sold in order to continue to receive the income from a long-term debt security, while at the same time endeavoring to avoid part or all of any decline in market value of that security that would occur with an increase in interest rates. If interest rates did rise, a decline in the value of the debt security would be substantially offset by an increase in the value of the futures contract sold.

Options on Futures Contracts.  An option on a futures contract gives the
----------------------------
purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified price at any time during the period of the option. The risk of loss associated with the purchase of an option on a futures contract is limited to the premium paid for the option, plus transaction cost. The seller of an option on a futures contract is obligated to a broker for the payment of initial and variation margin in amounts that depend on the nature of the underlying futures contract, the current market value of the option, and other futures positions held by the Portfolio. Upon exercise of the option, the option seller must deliver the underlying futures position to the holder of the option, together with the accumulated balance in the seller's futures margin account that represents the amount by which the market price of the underlying futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option involved. If an option is exercised on the last trading day prior to the expiration date of the option, settlement will be made entirely in cash equal to the difference between the exercise price of the option and the value at the close of trading on the expiration date.

Risk Considerations Relating to Futures Contracts and Related Instruments.
-------------------------------------------------------------------------
Participants in the futures markets are subject to certain risks. Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange): no secondary market exists for such contracts. In addition, there can be no assurance that a liquid market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, a Portfolio would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of that portion of the securities being hedged, if any, may partially or completely offset losses on the futures contract.

As noted above, there can be no assurance that price movements in the futures markets will correlate with the prices of the underlying securities positions. In particular, there may be an imperfect correlation between movements in the prices of futures contracts and the market value of the underlying securities positions being hedged. In addition, the market prices of futures contracts may be affected by factors other than interest rate changes and, as a result, even a correct forecast of interest rate trends might not result in a successful hedging strategy. If participants in the futures market elect to close out their contracts through offsetting transactions rather than by meeting margin deposit requirements, distortions in the normal relationship between debt securities and the futures markets could result. Price distortions could also result if investors in the futures markets opt to make or take delivery of the underlying securities rather than engage in closing transactions because such trend might result in a reduction in the liquidity of the futures market. In addition, an increase in the participation of speculators in the futures market could cause temporary price distortions.

The risks associated with options on futures contracts are similar to those applicable to all options and are summarized above under the heading "Hedging Through the Use of Options: Risk Factors Relating to the Use of Options Strategies." In addition, as is the case with futures contracts, there can be no assurance that (1) there will be a correlation between price movements in the options and those relating to the underlying securities; (2) a liquid market for options held will exist at the time when a Portfolio may wish to effect a closing transaction; or (3) predictions as to anticipated interest rate or other market trends on behalf of a Portfolio will be correct.

Margin Requirements and Limitations Applicable to Futures Related Transactions.
------------------------------------------------------------------------------
When a purchase or sale of a futures contract is made by a Portfolio, that Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. The Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called "variation margin" equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Portfolio but is instead a settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Portfolio will value its open futures positions at market.

A Portfolio will not enter into a futures contract or an option on a futures contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Portfolio's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

Segregation Requirements.
------------------------
Futures Contracts.  When purchasing a futures contract, a Portfolio will
-----------------
maintain, either with its custodian bank or, if permitted, a broker, and will mark-to-market on a daily basis, cash, U.S. Government securities, or other highly liquid debt securities that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, a Portfolio may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Portfolio.

When selling a futures contract, a Portfolio will similarly maintain liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Portfolio may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting a Portfolio to purchase the same futures contract at a price no higher than the price of the contract written by that Portfolio (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

Options on Futures Contracts.  When selling a call option on a futures contract,
----------------------------
a Portfolio will maintain, either with its custodian bank or, if permitted, a broker, and will mark-to-market on a daily basis, cash, U. S. Government securities, or other highly liquid debt securities that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Portfolio may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Portfolio to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Portfolio.

When selling a put option on a futures contract, the Portfolio will similarly maintain cash, U.S. Government securities, or other highly liquid debt securities that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Portfolio may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Portfolio.

HEDGING THROUGH  THE USE OF CURRENCY RELATED INSTRUMENTS.

As indicated in the prospectus, The Growth Portfolio may use forward foreign currency exchange contracts in connection with permitted purchases and sales of securities of non-U.S. issuers. In addition, The International Equity Portfolio may, consistent with its investment objectives and policies, use such contracts as well as certain other currency related instruments to reduce the risks associated with the types of securities in which it is authorized to invest and to hedge against fluctuations in the relative value of the currencies in which securities held by The International Equity Portfolio are denominated. The following discussion sets forth certain information relating to forward currency contracts and other currency related instruments, together with the risks that may be associated with their use.


About Currency Transactions and Hedging.  The International Equity Portfolio is
---------------------------------------
authorized to purchase and sell options, futures contracts and options thereon relating to foreign currencies and securities denominated in foreign currencies. Such instruments may be traded on foreign exchanges, including foreign over-the-counter markets. Transactions in such instruments may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by: (i) foreign political, legal and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; and (iv) lesser trading volume. Foreign currency exchange transactions may be entered into for the purpose of hedging against foreign currency exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The International Equity Portfolio may also purchase and sell options relating to foreign currencies to increase exposure to a foreign currency or to shift foreign currency exposure from one country to another.

Foreign Currency Options and Related Risks.  The International Equity Portfolio
------------------------------------------
may take positions in options on foreign currencies to hedge against the risk of foreign exchange rate fluctuations on foreign securities the Portfolio holds in its portfolio or intends to purchase. For example, if the Portfolio were to enter into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if the Portfolio held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, it could hedge against such a decline by purchasing a put option on the currency involved. The markets in foreign currency options are relatively new, and the Portfolio's ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. The quantities of currencies underlying option contracts represent odd lots in a market dominated by transactions between banks, and as a result extra transaction costs may be incurred upon exercise of an option. There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations be firm or revised on a timely basis. Quotation information is generally representative of very large transactions in the interbank market and may not reflect smaller transactions where rates may be less favorable. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

Forward Foreign Currency Exchange Contracts.  The Growth Portfolio may use
-------------------------------------------
forward contracts to protect against uncertainty in the level of future exchange rates in connection with specific transactions. For example, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Portfolio anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Portfolio may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale of the foreign currency involved in the underlying transaction in exchange for a fixed amount of U.S. dollars or foreign currency. This may serve as a hedge against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

The International Equity Portfolio may also use forward contracts in connection with specific transactions. In addition, it may use such contracts to lock in the U.S. dollar value of those positions, to increase the Portfolio's exposure to foreign currencies that the Investment Manager believes may rise in value relative to the U.S. dollar or to shift the Portfolio's exposure to foreign currency fluctuations from one country to another. For example, when the Investment Manager believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Portfolio's portfolio securities denominated in such foreign currency. This investment practice generally is referred to as "cross-hedging."

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Portfolio to sustain losses on these contracts and transaction costs. A Portfolio may enter into forward contracts or maintain a net exposure to such contracts only if: (1) the consummation of the contracts would not obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities and other assets denominated in that currency; or (2) the Portfolio maintains cash, U.S. Government securities or other liquid securities in a segregated account in an amount which, together with the value of all the Portfolio's securities denominated in such currency, equals or exceeds the value of such contracts.

At or before the maturity date of a forward contract that requires the Portfolio to sell a currency, the Portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Portfolio may close out a forward contract requiring it to purchase a specified currency by entering into another contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. As a result of such an offsetting transaction, a Portfolio would realize a gain or a loss to the extent of any change in the exchange rate between the currencies involved between the execution dates of the first and second contracts.

The cost to a Portfolio of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the prevailing market conditions. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

Although The International Equity Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Portfolio may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

INVESTMENT RESTRICTIONS

In addition to the investment objectives and policies of the Portfolios, each Portfolio is subject to certain investment restrictions both in accordance with various provisions of the Investment Company Act and guidelines adopted by the Trust's Board. These investment restrictions are summarized below.

The following investment restrictions (1 though 9) are fundamental and cannot be changed with respect to any Portfolio without the affirmative vote of a majority of the Portfolio's outstanding voting securities as defined in the Investment Company Act.

A Portfolio may not:

  1. Purchase the securities of any issuer, if as a result of such purchase, more than 5% of the total assets of the Portfolio would be invested in the securities of that issuer, or purchase any security if, as a result of such purchase, a Portfolio would hold more than 10% of the outstanding voting securities of an issuer, provided that up to 25% of the value of the Trust's assets may be invested without regard to this limitation, and provided further that this restriction shall not apply to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements secured by such obligations, or securities issued by other investment companies.

  2. Borrow money, except that a Portfolio (i) may borrow amounts, taken in the aggregate, equal to up to 5% of its total assets, from banks for temporary purposes (but not for leveraging or investment) and (ii) may engage in reverse repurchase agreements for any purpose, provided that (i) and (ii) in combination do not exceed 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings).

  3. Mortgage, pledge or hypothecate any of its assets except in connection with any permitted borrowing, provided that this restriction does not prohibit escrow, collateral or margin arrangements in connection with a Portfolio's permitted use of options, futures contracts and similar derivative financial instruments described in the Trust's prospectus.

  4. Issue senior securities, as defined in the Investment Company Act, provided that this restriction shall not be deemed to prohibit a Portfolio from making any permitted borrowing, mortgage or pledge, and provided further that the permitted use of options, futures contracts and similar derivative financial instruments described in the Trust's prospectus shall not constitute issuance of a senior security.

  5. Underwrite securities issued by others, provided that this restriction shall not be violated in the event that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of portfolio of securities.

  6. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, provided that this shall not prevent a Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.

  7. Purchase or sell commodities or commodity contracts, unless acquired as a result of ownership of securities or other instruments, provided that a Portfolio may purchase and sell futures contracts relating to financial instruments and currencies and related options in the manner described in the Trust's prospectus.

  8. Make loans to others, provided that this restriction shall not be construed to limit (a) purchases of debt securities or repurchase agreements in accordance with a Portfolio's investment objectives and policies; and (b) loans of portfolio securities in the manner described in the Trust's prospectus.

  9. Invest more than 25% of the market value of its assets in the securities of companies engaged in any one industry provided that this restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements secured by such obligations or securities issued by other investment companies.

The following investment restrictions (10 through 15) reflect policies that have been adopted by the Trust, but they are not fundamental and may be changed by the Trust's Board, without shareholder vote.

A Portfolio may not:

  10. Invest in any issuer for purposes of exercising control or management.

  11. Make short sales of securities or maintain a short position, or purchase securities on margin, provided that this restriction shall not preclude the Trust from obtaining such short-term credits as may be necessary for the clearance of purchases and sales of its portfolio securities, and provided further that this restriction will not be applied to limit the use by a Portfolio of options, futures contracts and similar derivative financial instruments in the manner described in the Trust's prospectus.

  12. Invest in securities of other investment companies except as permitted under the Investment Company Act.

  13. Buy or sell interests in oil, gas or mineral exploration or development programs or related leases, provided that this restriction shall not preclude investments in marketable securities of issuers engaged in such activities.

  14. Purchase any security if, as a result, the Portfolio would have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old.

  15. Invest more than 5% of the market value of a Portfolio's total assets in warrants or invest more than 2% of such value in warrants that are not listed on the New York or American Stock Exchange.

An investment restriction applicable to a particular Portfolio shall not be deemed violated as a result of a change in the market value of an investment, the net or total assets of that Portfolio, or any other later change provided that the restriction was satisfied at the time the relevant action was taken. In order to permit the sale of its shares in certain states, the Trust may make commitments more restrictive than those described above. Should the Trust determine that any such commitment may no longer be appropriate, the Board will consider whether to revoke the commitment and terminate sales of its shares in the state involved.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The Trust reserves the right in its sole discretion to suspend the continued offering of the Trust's shares and to reject purchase orders in whole or in part when in the judgment of the Board such action is in the best interest of the Trust.

Payments to shareholders for shares of the Trust redeemed directly from the Trust will be made as promptly as possible but no later than seven days after receipt by the Trust's Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the prospectus, except that the Trust may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such Exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the Securities and Exchange Commission making disposal of portfolio securities or valuation of net assets of the Trust not reasonably practicable; or for such other period as the Securities and Exchange Commission may permit for the protection of the Trust's shareholders. At various times, the Trust may be requested to redeem shares for which it has not yet received confirmation of good payment; in this circumstance, the Trust may delay the redemption until payment for the purchase of such shares has been collected and confirmed to the Trust.

Each of the Portfolios reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Trust's shares by making payment in whole or in part in readily marketable securities chosen by the Trust and valued in the same way as they would be valued for purposes of computing each Portfolio's net asset value. If such payment were made, an investor may incur brokerage costs in converting such securities to cash. The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the Trust's portfolio securities at the time of redemption or repurchase.

PORTFOLIO TRANSACTIONS AND VALUATION

Subject to the general supervision of the Board, the Investment Managers of the respective Portfolios are responsible for placing orders for securities transactions for each of the Portfolios. Securities transactions involving stocks will normally be conducted through brokerage firms entitled to receive commissions for effecting such transactions. In placing portfolio transactions, an Investment Manager will use its best efforts to choose a broker or dealer capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors. In placing brokerage transactions, the respective Investment Managers may, however, consistent with the interests of the Portfolios they serve, select brokerage firms on the basis of the research, statistical and pricing services they provide to the Investment Manager. In such cases, a Portfolio may pay a commission that is higher than the commission that another qualified broker might have charged for the same transaction, providing the Investment Manager involved determines in good faith that such commission is reasonable in terms either of that transaction or the overall responsibility of the Investment Manager to the Portfolio and such manager's other investment advisory clients.

Transactions involving debt securities and similar instruments are expected to occur primarily with issuers, underwriters or major dealers acting as principals. Such transactions are normally effected on a net basis and do not involve payment of brokerage commissions. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

In no instance will portfolio securities be purchased from or sold to Investment Managers, Hirtle Callaghan or any affiliated person of the foregoing entities except to the extent permitted by applicable law or an order of the Securities and Exchange Commission. Investment decisions for the several Portfolios are made independently from those of any other client accounts (which may include mutual funds) managed or advised by an Investment Manager. Nevertheless, it is possible that at times identical securities will be acceptable for both a Portfolio of the Trust and one or more of such client accounts. In such cases, simultaneous transactions are inevitable. Purchases and sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Portfolio is concerned, in other cases it is believed that the ability of a Portfolio to participate in volume transactions may produce better executions for such Portfolio.

Portfolio Turnover.  Changes may be made in the holdings of any of the
------------------
Portfolios consistent with their respective investment objectives and policies whenever, in the judgment of the relevant Investment Manager, such changes are believed to be in the best interests of the Portfolio involved. It is anticipated that the annual portfolio turnover rate for a Portfolio will not exceed 100% under normal circumstances. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Portfolio's securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. The portfolio turnover rate for each of the Portfolios that has more than one Investment Manager will be an aggregate of the rates for each individually managed portion of that Portfolio. Rates for each portion, however, may vary significantly.

Valuation.   The net asset value per share of the Portfolios is determined once
-----------
on each Business Day as of the close of the New York Stock Exchange, which is normally 4 P.M. New York City time, on each day the New York Stock Exchange is open for trading. It is expected that such Exchange will be closed on Saturdays and Sundays and on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The Trust does not expect to determine the net asset value of its shares on any day when the

Exchange is not open for trading even if there is sufficient trading in its portfolio securities on such days to materially affect the net asset value per share.

In valuing the Trust's assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange or on NASDAQ are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the closing bid price on such day. Readily marketable securities traded only in the over-the-counter market and not on NASDAQ are valued at the current or last bid price. If no bid is quoted on such day, the security is valued by such method as the Board shall determine in good faith to reflect the security's fair value. All other assets of each Portfolio are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

The net asset value per share of each of the Trust's Portfolios is calculated as follows: All liabilities incurred or accrued are deducted from the valuation of total assets which includes accrued but undistributed income; the resulting net asset value is divided by the number of shares outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions.  As noted in the prospectus, each Portfolio will
---------------------------
distribute substantially all of its net investment income and net realized capital gains, if any. It is anticipated that The Value Portfolio, The Growth Portfolio and The Small Capitalization Equity Portfolio will declare and distribute dividends from net investment income on a quarterly basis. The Limited Duration Municipal Bond Portfolio will declare dividends daily, with payments on a monthly basis. The International Equity Portfolio will declare dividends semi-annually. The Trust expects to distribute any undistributed net investment income and capital gains for the 12-month period ended each October 31, on or about December 31 of each year.

Tax Information.  Each of the Trust's Portfolios is treated as a separate entity
---------------
for federal income tax purposes. Each Portfolio intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for the fiscal year ending June 30, 1996 and intends to continue to so qualify. Accordingly, it is the policy of each Portfolio to distribute to its shareholders by December 31 of each calendar year (i) at least 98% of its ordinary income for such year; (ii) at least 98% of the excess of its realized capital gains over its realized capital losses for the 12-month period ending on October 31 during such year; and (iii) any amounts from the prior calendar year that were not distributed.

The following discussion and related discussion in the prospectus do not purport to be a complete description of all tax implications of an investment in the Trust. In addition, such information relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates. A shareholder should consult with his or her own tax adviser for more information about Federal, state, local or foreign taxes. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Trust, including the possibility that such a shareholder may be subject to a U.S. withholding tax on amounts constituting ordinary income.

Distributions of net investment income and short-term capital gains are taxable to shareholders as ordinary income. In the case of corporate shareholders, a portion of the distributions may qualify for the dividends-received deduction to the extent the Trust designates the amount distributed by any Portfolio as a qualifying dividend. The aggregate amount so designated cannot, however, exceed the aggregate amount of qualifying dividends received by that Portfolio for its taxable year. It is expected that dividends from domestic corporations will be part of the gross income for one or more of the Portfolios and, accordingly, that part of the distributions by such Portfolios may be eligible for the dividends-received deduction for corporate shareholders. However, the portion of a particular Portfolio's gross income attributable to qualifying dividends is largely dependent on that Portfolio's investment activities for a particular year and therefore cannot be predicted with any certainty. The deduction may be reduced or eliminated if shares of such Portfolio held by a corporate investor are treated as debt-financed or are held for less than 46 days.

Distributions of net investment income and short-term capital gains are taxable to shareholders as long-term capital gains, regardless of the length of time they have held their shares. Capital gains distributions are not eligible for the dividends-received deduction referred to in the previous paragraph. Distributions of any net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31. Distributions are includable in alternative minimum taxable income in computing a shareholder's liability for the alternative minimum tax.

A redemption of Trust shares may result in recognition of a taxable gain or loss. Any loss realized upon a redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period. Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent shares of the same Trust are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption or exchange.

The Trust is required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Trust shares, except in the case of exempt shareholders, which includes most corporations. Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Trust shares may be subject to withholding of federal income tax at the rate of 31 percent in the case of non-exempt shareholders who fail to furnish the Trust with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Trust with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. The Trust reserves the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

Tax Matters Relating to the Use of Certain Hedging Instruments and Foreign
--------------------------------------------------------------------------
Investments.  Certain of the Portfolios may write, purchase or sell certain
-----------
options, futures and foreign currency contracts. Such transactions are subject to special tax rules that may affect the amount, timing and character of distributions to shareholders. Unless a Portfolio is eligible to make, and makes, a special election, any such contract that is a "Section 1256 contract" will be "marked-to-market" for Federal income tax purposes at the end of each taxable year, i.e., each contract will be treated for tax purposes as though it had been sold for its fair market value on the last day of the taxable year. In general, unless the special election referred to in the previous sentence is made, gain or loss from transactions in Section 1256 contracts will be 60% long term and 40% short term capital gain or loss. Additionally, Section 1092 of the Code, which applies to certain "straddles," may affect the tax treatment of income derived by a Portfolio from transactions in option, futures and foreign currency contracts. In particular, under this provision, a Portfolio may, for tax purposes, be required to postpone recognition of losses incurred in certain closing transactions.

Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing, and character of income, gain or loss recognized by the Trust. Under these rules, foreign exchange gain or loss realized with respect to foreign currency-denominated debt instruments, foreign currency forward contracts, foreign currency-denominated payables and receivables, and foreign currency options and futures contracts (other than options, futures, and foreign currency contracts that are governed by the mark-to-market and 60%-40% rules of Section 1256 of the Code and for which no election is made) is treated as ordinary income or loss. Under the Code, dividends or gains derived by a Portfolio from any investment in a "passive foreign investment company" ("PFIC")-- a foreign corporation 75 percent or more of the gross income of which consists of interest, dividends, royalties, rents, annuities or other "passive income" or 50 percent or more of the assets of which produce "passive income" -- may subject a Portfolio to U.S. federal income tax even with respect to income distributed by the Portfolio to its shareholders. In addition, any such tax will not itself give rise to a deduction or credit to the Portfolio or to any shareholder. In order to avoid the tax consequences described above, those Portfolios authorized to invest in foreign securities will attempt to avoid investments in PFICs.

PERFORMANCE INFORMATION

From time to time, a Portfolio may state its total return in sales literature and investor presentations. Total return may be stated for any relevant period specified. Any statements of total return will be accompanied by information on that Portfolio's average annual compounded rate of return over the most recent four calendar quarters and the period from the inception of that Portfolio's operations. The Trust may also advertise aggregate and average total return information over different periods of time for the various Portfolios.

The average annual compounded rate of return for a Portfolio is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period, according to the formula P(1+T)/n/ = ERV. For purposes of this formula, the variables represent the following values:

        P =     a hypothetical initial purchase of $1,000

        T =     average annual total return

        n =     number of years

ERV   =   redeemable value of hypothetical $1,000 initial purchase
          at the end of the period.

Aggregate total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period and gives effect to the maximum applicable sales charge.

From time to time, evaluations of a Trust's performance by independent sources may also be used in advertisements and in information furnished to present or prospective investors in the Trusts. Investors should note that the investment results of each of the Trust's Portfolios will fluctuate over time, and any presentation of a Portfolio's total return for any period should not be considered as a representation of what an investment may earn or what an investor's total return may be in any future period.


As __________, 1996, the following persons were held, as of record, 5% or more of shares of the Trust, as follows:


------------------------------------------------------------------------------------------------------------------------------------
                                                          Small
                             Value         Growth         Capitalization               International    Limited Duration
Name and Address of Record   Equity        Equity         Equity                       Equity           Municipal Bond
Owner
------------------------------------------------------------------------------------------------------------------------------------

               [INFORMATION TO BE SUPPLIED BY AMENDMENT]

FINANCIAL STATEMENTS AND INDEPENDENT ACCOUNTANTS.

Coopers and Lybrand, LLP., serves as the Trust's auditors. The Trust's statement of assets and liabilities as of July 20, 1995, has been audited by Coopers and Lybrand, LLP, whose address is 2400 Eleven Penn Center, Philadelphia, PA 19103 Such statement and accompanying report are set forth below. Also set forth below are the Trust's financial statements for the period ended December 31, 1995, which financial statements are unaudited.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of The Hirtle Callaghan Trust

We have audited the accompanying Statements of Assets and Liabilities of The Hirtle Callaghan Trust (comprised of the Value Equity, the Growth Equity, the Small Capitalization Equity, International Equity, and Limited Duration Municipal Bond Portfolios, collectively referred to as the "Trust") as of July 20, 1995. This financial statement is the responsibility of the Trust's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of The Hirtle Callaghan Trust as of July 20, 1995 in conformity with generally accepted accounting principles.



COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
July 20, 1995

                          THE HIRTLE CALLAGHAN TRUST

                     STATEMENTS OF ASSETS AND LIABILITIES

                              as of July 20, 1995

                                                                 The Small
                                  The Value      The Growth    Capitalization   International   Limited Duration
                                    Equity         Equity          Equity          Equity       Municipal Bond
                                  Portfolio      Portfolio       Portfolio        Portfolio        Portfolio
ASSETS:

  Cash...........................    $20,000        $20,000          $20,000         $20,000        $20,000

  Deferred Organizational
     Expenses....................     30,740         30,740           30,740          30,740         30,740
                                     -------        -------          -------         -------        -------
  Total Assets...................     50,740         50,740           50,740          50,740         50,740
                                     -------        -------          -------         -------        -------

LIABILITIES:

  Organizational Expense
     Payable.....................     30,740         30,740           30,740          30,740         30,740

  Commitments
     (Notes 1 and 2)
                                     -------        -------          -------         -------        -------
  Total Liabilities..............     30,740         30,740           30,740          30,740         30,740
                                     -------        -------          -------         -------        -------
NET ASSETS:                          $20,000        $20,000          $20,000         $20,000        $20,000
                                     =======        =======          =======         =======        =======

Common Stock - $.001 par value; unlimited shares authorized.

Shares Outstanding                     2,000          2,000            2,000           2,000          2,000
                                     =======        =======          =======         =======        =======

Net Asset
Value per Share                       $10.00         $10.00           $10.00          $10.00         $10.00
                                     =======        =======          =======         =======        =======

See accompanying Notes to Financial Statement

                           THE HIRTLE CALLAGHAN TRUST

                          NOTES TO FINANCIAL STATEMENT

NOTE 1

       The Hirtle Callaghan Trust (The "Trust") was organized in Delaware on December 15, 1994. The Trust has had no operations other than those relating to organizational matters and the issuance to the IRA of Donald E. Callaghan, of Common shares as shown in the Statement of Assets and Liabilities. The Trust, which currently comprises five portfolios (the "Funds"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-ended management investment company. Each Fund operates as a diversified fund.

NOTE 2

       The Trust has entered into an agreement (the "HCCI Consulting Agreement") with Hirtle Callaghan & Co., Inc. ("HCCI"). The HCCI Consulting Agreement provides that HCCI monitors the performance of various investment management organizations, including the Investment Managers. HCCI will make its officers available to serve as officers and/or Trustees of the Trust and maintain office space sufficient for the Trust's principal office. The HCCI Consulting Agreement provides that HCCI be paid an annual fee of 0.05% of the Fund's average net assets.

       The Trust has entered into various investment advisory contracts relating to individual Portfolios of the Trust. The International Equity Portfolio entered into an Investment Advisory Agreement with Brinson Partners, Inc. ("Brinson") at an annual rate of 0.40% of the average daily net assets. The Small Capitalization Equity Portfolio entered into separate Investment Advisory Agreements with Clover Capital Management, Inc. ("Clover Capital") and Frontier Capital Management Company ("Frontier') at an annual rate of 0.45% each, of the average daily net assets. The Value Equity Portfolio entered into separate Investment Advisory Agreements with Cowen Asset Management, a division of Cowen & Company ("Cowen"), and Institutional Capital Management Corporation ("ICAP") at an annual rate of 0.30% each, of the average daily net assets. The Limited Duration Municipal Bond Portfolio entered into an Investment Advisory Agreement with Morgan Grenfell Capital Management Incorporated ("Morgan Grenfell") at an annual rate of 0.20% of the average daily net assets. The Growth Equity Portfolio entered into separate Investment Advisory Agreements with Jennison Associates Capital Corp. ("Jennison") and Westfield Capital Management Company, Inc. ("Westfield") at an annual rate of 0.30% each, of the average daily net assets.

Furman Selz will provide the Funds with administrative services pursuant to an administration agreement (the "Master Administrative Services Contract"). The services under the Master Administrative Services Contract include general supervision of the operation of the Trust and coordination of services performed by the various service organizations retained by the Trust; regulatory compliance of reports furnished to the Securities and Exchange Commission and state agencies; and preparation, filing, and maintenance of the Trust's Registration Statement under federal and state laws. Pursuant to the Master Administrative Services Contract, the Funds will pay Furman Selz a monthly fee for its services as the Trust's administrator, an annual rate of 0.075% of the average daily net assets, up to $1 billion and 0.060% of such assets in excess of $1 billion. This fee will be allocated among the Funds on the basis of their relative net assets. Furman Selz serves as the Trust's transfer and dividend disbursing agent for which it receives a fee based on the number of shareholder accounts maintained and the services required by each such account. Furman Selz serves as the Trust's accounting agent for an annual fee of $30,000 per Fund. Furman Selz, a registered broker-dealer and member of New York and American Stock Exchanges, will also serve as the Trust's Distributor for which they will receive no fees.

Bankers Trust Company is the custodian for the Funds.

NOTES TO FINANCIAL STATEMENT         Page 2           THE HIRTLE CALLAGHAN TRUST


NOTE 3

       Costs incurred in connection with the organization and initial registration of the Fund have been deferred and are being amortized on a straight line basis over sixty months beginning with each Funds' commencement of operations. In the event any of the initial shares of the Trust are redeemed during the amortization period, the redemption proceeds will be reduced by a pro rata portion of any unamortized organization expenses in the proportion as the number of shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

THE HIRTLE CALLAGHAN TRUST
GROWTH EQUITY FUND
Portfolio of Investments (unaudited) -- December 31, 1995

 SHARES                                                     COST        VALUE
 ------                                                     ----        -----
        COMMON STOCKS -- 93.10%
        JENNISON ASSOCIATES CAPITAL
         CORP. PORTFOLIO -- 39.32%
        ADVERTISING -- .74%
 12,400 Omnicom Group, Inc. ..........................   $   396,956 $   461,900
                                                         ----------- -----------
        AEROSPACE/DEFENSE -- 1.21%
  9,600 Boeing Co. ...................................       624,599     752,400
                                                         ----------- -----------
        BEVERAGES -- 1.28%
  4,700 Coca-Cola Co. ................................       305,844     348,975
  8,000 Pepsico, Inc. ................................       374,743     447,000
                                                         ----------- -----------
                                                             680,587     795,975
                                                         ----------- -----------
        BROADCASTING -- .49%
  8,200 Infinity Broadcasting*........................       261,267     305,450
                                                         ----------- -----------
        CAPITAL GOODS -- .48%
  9,000 Harnischfeger Industries, Inc.*...............       329,531     299,250
                                                         ----------- -----------
        COMMERCIAL SERVICES -- .58%
 10,500 CUC International, Inc.*......................       335,200     358,313
                                                         ----------- -----------
        COMPUTER EQUIPMENT -- 3.77%
  5,600 Adobe Systems, Inc. ..........................       333,625     347,200
  8,700 Autodesk, Inc. ...............................       401,311     297,975
  8,500 Compaq Computer Corp.*........................       444,864     408,000
  8,200 Dell Computer Corp.*..........................       337,648     283,925
  5,100 Microsoft Corp.*..............................       491,214     447,525
  9,000 Silicon Graphics*.............................       306,867     247,500
  7,800 Symbol Technologies, Inc.*....................       288,853     308,100
                                                         ----------- -----------
                                                           2,604,382   2,340,225
                                                         ----------- -----------
        COMPUTER SOFTWARE -- 3.64%
  4,100 Broderbund Software*..........................       274,539     249,075
  8,200 Cisco Systems, Inc.*..........................       508,924     611,925
  8,100 3COM Corp.*...................................       347,624     377,663
 11,600 Computer Associates International, Inc. ......       560,182     659,750
  5,500 First Data Corp. .............................       320,237     367,812
                                                         ----------- -----------
                                                           2,011,506   2,266,225
                                                         ----------- -----------
        CONSUMER NON-DURABLES -- .60%
  7,200 Gillette Company..............................       305,023     375,300
                                                         ----------- -----------
        ELECTRONIC COMPONENTS &
         INSTRUMENTS -- 6.25%
  7,600 Applied Materials, Inc.*......................       403,300     299,250
  7,900 Duracell International Inc. ..................       368,399     408,825
 10,600 Hewlett Packard Co. ..........................   $   851,168 $   887,750
 13,400 Intel Corp. ..................................       877,806     760,450
 17,600 International Rectifier Corp.*................       354,503     440,000
 13,700 LSI Logic Corp.*..............................       663,953     448,675
  5,700 Motorola, Inc. ...............................       431,681     324,900
  8,100 Nokia Corp. - ADR+............................       535,783     314,887
                                                         ----------- -----------
                                                           4,486,593   3,884,737
                                                         ----------- -----------
        ENTERTAINMENT -- 1.24%
 10,500 Harrah's Entertainment, Inc. .................       296,393     254,625
  8,700 The Walt Disney Co. ..........................       509,919     513,300
                                                         ----------- -----------
                                                             806,312     767,925
                                                         ----------- -----------
        FINANCIAL SERVICES -- 2.05%
  5,000 Federal National Mortgage Association.........       470,245     620,625
 34,200 Hibernia Corp. Cl. A..........................       333,935     367,650
  3,500 Morgan Stanley Group, Inc. ...................       290,003     282,187
                                                         ----------- -----------
                                                           1,094,183   1,270,462
                                                         ----------- -----------
        FOREST PRODUCTS & PAPER -- .35%
  5,200 Champion International Corp. .................       283,918     218,400
                                                         ----------- -----------
        HEALTH CARE -- 1.33%
  2,900 Johnson & Johnson.............................       251,027     248,313
  8,800 United Healthcare Corp. ......................       405,891     576,400
                                                         ----------- -----------
                                                             656,918     824,713
                                                         ----------- -----------
        INSURANCE -- 1.30%
  1,900 Cigna Corp. ..................................       197,946     196,175
  4,200 ITT Hartford Group*...........................       201,687     203,175
  9,000 PMI Group.....................................       432,437     407,250
                                                         ----------- -----------
                                                             832,070     806,600
                                                         ----------- -----------
        LODGING -- .85%
  3,000 Hilton Hotels Corp. ..........................       205,047     184,500
 15,400 Promus Hotels Corp.*..........................       328,608     342,650
                                                         ----------- -----------
                                                             533,655     527,150
                                                         ----------- -----------
        MANUFACTURING -- .48%
  5,100 Luxottica Group
         SPA - ADR+...................................       226,777     298,350
                                                         ----------- -----------
        MULTI-INDUSTRY -- .50%
  5,800 ITT Corp.*....................................       291,197     307,400
                                                         ----------- -----------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
GROWTH EQUITY FUND
Portfolio of Investments (continued) -- December 31, 1995

 SHARES                                                     COST        VALUE
 ------                                                     ----        -----
        COMMON STOCKS (CONTINUED)
        JENNISON ASSOCIATES CAPITAL
         CORP. PORTFOLIO (CONTINUED)
        OFFICE EQUIPMENT -- .40%
  1,800 Xerox Corp. ..................................   $   246,717 $   248,175
                                                         ----------- -----------
        PERSONAL CARE -- .45%
  7,900 Estee Lauder Co.*.............................       205,400     275,512
                                                         ----------- -----------
        PHARMACEUTICALS -- 4.44%
 15,600 Astra A Fria - ADR+...........................       529,028     623,688
  3,600 Chiron Corp. .................................       318,793     397,800
  9,000 Eli Lilly & Co. ..............................       345,825     506,250
  4,700 Merck & Co. ..................................       237,924     309,025
  4,400 Pfitzer Inc. .................................       273,668     277,200
 11,600 Smithkline Beecham
         plc - ADR+...................................       533,253     643,800
                                                         ----------- -----------
                                                           2,238,491   2,757,763
                                                         ----------- -----------
        PUBLISHING & PRINTING -- .78%
  8,800 Reuters Holding plc - ADR+....................       456,913     485,100
                                                         ----------- -----------
        RAW MATERIALS -- .39%
  6,700 Minerals Technology, Inc. ....................       250,490     244,550
                                                         ----------- -----------
        RESTAURANT -- .55%
  7,600 McDonalds Corp. ..............................       287,380     342,950
                                                         ----------- -----------
        RETAIL -- 2.04%
 14,900 Autozone, Inc.*...............................       396,534     430,238
  9,700 Dollar General Corp. .........................       278,908     201,275
  6,200 Home Depot, Inc. .............................       262,701     296,825
  6,400 Kohl's Corp.*.................................       339,426     336,000
                                                         ----------- -----------
                                                           1,277,569   1,264,338
                                                         ----------- -----------
        TELECOMMUNICATIONS -- 2.03%
 19,500 MCI Communications Corp. .....................       466,848     509,437
  9,900 Tellabs, Inc.*................................       435,976     366,300
 11,000 Vodafone Group plc - ADR+.....................       460,410     387,750
                                                         ----------- -----------
                                                           1,363,234   1,263,487
                                                         ----------- -----------
        TEXTILES AND APPAREL -- .67%
 10,700 Gucci Group*..................................       235,400     415,963
                                                         ----------- -----------
        TRANSPORTATION -- .43%
  1,500 UAL Corp.*....................................       227,488     267,750
                                                         ----------- -----------
        TOTAL -- JENNISON ASSOCIATES CAPITAL CORP. ...    23,549,756  24,426,363
                                                         ----------- -----------
        WESTFIELD CAPITAL MANAGEMENT
         PORTFOLIO -- 53.78%
        BROADCASTING -- 1.25%
 16,400 Viacom, Inc.*.................................   $   800,297 $   776,950
                                                         ----------- -----------
        CAPITAL GOODS -- .94%
 17,500 Harnischfeger Industries, Inc.*...............       638,032     581,875
                                                         ----------- -----------
        CHEMICALS -- .75%
 17,000 Bush Boake Allen, Inc.*.......................       492,047     465,375
                                                         ----------- -----------
        COMMERCIAL SERVICES -- 1.42%
 20,000 Service Corp. International...................       807,300     880,000
                                                         ----------- -----------
        COMPUTER EQUIPMENT -- 5.38%
 17,400 Adobe Systems, Inc. ..........................     1,009,596   1,078,800
 21,000 Ceridan Corp.*................................       895,055     866,250
 48,900 Computervision Corp.*.........................       541,404     751,837
  7,000 International Business Machines Corp. ........       770,195     642,250
                                                         ----------- -----------
                                                           3,216,250   3,339,137
                                                         ----------- -----------
        COMPUTER SOFTWARE -- 8.04%
 21,000 3COM Corp.*...................................       780,563     979,125
  9,700 Cisco Systems, Inc.*..........................       580,300     723,863
 13,500 Computer Sciences Corp.*......................       813,572     948,375
 25,000 DST Systems*..................................       621,200     712,500
 10,625 First Data Corp. .............................       593,315     710,582
 11,000 Sterling Software Inc.*.......................       644,160     686,125
 10,000 Net Manage Inc.*..............................       261,750     232,500
                                                         ----------- -----------
                                                           4,294,860   4,993,070
                                                         ----------- -----------
        ELECTRICAL AND ELECTRONICS -- .82%
 35,800 Alpha Industries, Inc.*.......................       631,562     505,675
                                                         ----------- -----------
        ENTERTAINMENT -- 1.38%
 14,500 The Walt Disney Co.*..........................       846,233     855,500
                                                         ----------- -----------
        FINANCIAL SERVICES -- 2.64%
 13,500 Chemical Banking Corp. .......................       720,060     793,125
 64,050 Mercury Finance Co. ..........................       852,637     848,663
                                                         ----------- -----------
                                                           1,572,697   1,641,788
                                                         ----------- -----------
        FOOD PROCESSING -- 1.08%
  8,700 Kellogg Co. ..................................       603,985     672,075
                                                         ----------- -----------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
GROWTH EQUITY FUND
Portfolio of Investments (continued) -- December 31, 1995

 SHARES                                                       COST        VALUE
 ------                                                       ----        -----
        COMMON STOCKS (CONTINUED)
        WESTFIELD CAPITAL MANAGEMENT
         PORTFOLIO (CONTINUED)
        HOUSEHOLD PRODUCTS -- 2.61%
 18,500 First Brands Corp. ...........................   $   795,182   $   881,063
 40,000 Williams-Sonoma, Inc.*........................       874,499       740,000
                                                         -----------   -----------
                                                           1,669,681     1,621,063
                                                         -----------   -----------
        INSURANCE -- 1.32%
  8,900 American International
         Group, Inc. .................................       685,035       823,250
                                                         -----------   -----------
        MACHINERY & ENGINEERING -- .60%
 20,500 Albany International Corp. ...................       521,080       371,563
                                                         -----------   -----------
        MANUFACTURING -- 1.07%
 21,000 Danaher Corp. ................................       679,489       666,750
                                                         -----------   -----------
        MEDICAL BIOTECHNOLOGY -- 1.21%
 13,500 Medtronic Inc. ...............................       715,553       754,312
                                                         -----------   -----------
        MEDICAL MANAGEMENT &
         SERVICES -- 6.45%
 35,000 Apria Healthcare Group, Inc.*.................     1,147,375       988,750
 66,400 Horizon/CMS Healthcare Corp.*.................     1,469,719     1,676,600
 35,000 Quorum Health Group*..........................       804,475       770,000
 25,000 Summit Care Corp.*............................       565,000       571,875
                                                         -----------   -----------
                                                           3,986,569     4,007,225
                                                         -----------   -----------
        MEDICAL SUPPLIES -- 5.05%
 30,000 De Rigo SPA - ADR+*...........................       676,138       682,500
 25,000 Genesis Health Ventures, Inc.*................       821,849       912,500
 15,400 Idexx Laboratories, Inc.*.....................       508,176       723,800
 14,100 Nellcor, Inc.*................................       751,601       817,800
                                                         -----------   -----------
                                                           2,757,764     3,136,600
                                                         -----------   -----------
        OIL & GAS -- 4.36%
 17,800 Halliburton Co. ..............................       728,605       901,125
 33,750 Weatherford International, Inc.*..............       868,771       974,531
 16,500 Western Atlas, Inc.*..........................       722,690       833,250
                                                         -----------   -----------
                                                           2,320,066     2,708,906
                                                         -----------   -----------
        PACKAGING -- 1.43%
 23,700 Aptargroup, Inc. .............................   $   780,471   $   885,787
                                                         -----------   -----------
        REAL ESTATE -- 2.64%
 40,400 Beacon Properties Corp.*......................       866,803       929,200
 31,200 Oasis Residential, Inc. ......................       700,559       709,800
                                                         -----------   -----------
                                                           1,567,362     1,639,000
                                                         -----------   -----------
        RESTAURANT -- .39%
 10,000 Quality Dining Inc.*..........................       237,500       242,500
                                                         -----------   -----------
        RETAIL -- .42%
 10,000 Adidas AG-ADR+*...............................       241,066       266,250
                                                         -----------   -----------
        TELECOMMUNICATION
         EQUIPMENT -- .54%
  5,000 Eastman Kodak Co. ............................       340,350       335,000
                                                         -----------   -----------
        TELECOMMUNICATIONS -- .59%
 14,700 Transaction Network
         Services, Inc.*..............................       368,545       367,500
                                                         -----------   -----------
        TRANSPORTATION -- 1.40%
 20,000 Continental Airlines CI. B ...................       876,110       870,000
                                                         -----------   -----------
        TOTAL -- WESTFIELD CAPITAL MANAGEMENT.........    31,649,904    33,407,151
                                                         -----------   -----------
        TOTAL -- COMMON STOCKS........................    55,199,660    57,833,514
                                                         -----------   -----------
        TOTAL INVESTMENTS -- 93.10%...................   $55,199,660++  57,833,514
                                                         ===========
        Cash and Other Assets in Excess of
         Liabilities -- 6.90%.........................                   4,282,945
                                                                       -----------
        TOTAL NET ASSETS -- 100.00%...................                 $62,116,459
                                                                       ===========

 + American Depository Receipts
++ The cost of securities for Federal income tax purposes is substantially the same.
 * Non-income producing security.

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
INTERNATIONAL EQUITY FUND
Portfolio of Investments (unaudited) -- December 31, 1995

 SHARES                                                 COST        VALUE
 ------                                                 ----        -----
        COMMON STOCKS -- 92.70%
        AUSTRALIA -- 4.07%
 21,000 Amcor Ltd. (Packaging)....................   $   158,476 $   148,308
 24,500 Australia New Zealand Bank Group
         (Financial)..............................       101,384     114,926
 39,500 Broken Hill Proprietary Co. Ltd.
         (Metals - Diversified)...................       550,007     557,922
 14,000 Cra Limited (Mining)......................       217,461     205,446
 45,000 David Jones Limited
         (Retail Store)*..........................        67,830      68,579
 12,191 #Lend Lease Corp. Ltd. (Financial
         Services)................................       167,585     176,724
 25,700 National Australia Bank Ltd. (Financial)..       214,980     231,175
 25,000 News Corp.
         (Publishing & Printing)..................       142,705     133,440
 44,800 Pacific Dunlop Ltd.
         (Holding Company)........................        99,607     105,242
 45,100 Qantas Airways Ltd. (Transportation)......        71,897      75,101
 29,200 Santos Ltd. (Oil & Gas)...................        75,866      85,310
 48,200 Westpac Bank Corp. (Financial)*...........       189,666     213,558
 14,000 WMC Limited
         (Metals - Diversified)...................        92,918      89,922
                                                     ----------- -----------
                                                       2,150,382   2,205,653
                                                     ----------- -----------
        BELGIUM -- 2.55%
  2,000 Delhaize Freres NPV
         (Retail - Grocery).......................        82,411      82,993
  1,260 Electrabel NPV (Utilities)................       273,130     300,000
    860 Fortis AG NPV (Insurance).................        90,639     104,721
    570 Groupe Bruxells Lambert NPV
         (Financial Services).....................        71,708      79,200
    780 Kredietbank NPV (Financial Services)......       181,928     213,572
    610 Petrofina SA NPV
         (Oil & Gas)..............................       181,240     186,942
        BELGIUM (CONTINUED)
    920 Societe Generale de Belique Paris
         (Metals - Diversified)...................   $    68,081 $    76,197
    190 Solvay SA (Chemical)......................        99,709     102,755
    450 Tractebel NPV (Utilities).................       162,871     185,969
    770 Union Miniere NPV (Mining)*...............        50,330      51,595
                                                     ----------- -----------
                                                       1,262,047   1,383,944
                                                     ----------- -----------
        CANADA -- 3.44%
  5,200 Alcan Aluminum Ltd.
         (Metals - Diversified)...................       176,557     161,547
 11,200 Bank of Montreal (Financial Services).....       244,097     254,545
  4,100 Barrick Gold Corp. (Mining)...............       105,880     108,211
 13,200 Canadian Pacific Ltd.
         (Holding Company)........................       225,300     240,726
  5,300 Imperial Oil Ltd.
         (Oil & Gas)..............................       189,994     191,853
  4,200 Moore Corp. Ltd.
         (Business Equipment).....................        75,392      78,904
  3,600 Noranda Inc.
         (Metals - Diversified)...................        77,242      74,230
  2,400 Norcen Energy
         (Oil & Gas)..............................        35,746      36,070
  1,900 Northern Telecom Ltd.
         (Telecommunications).....................        69,909      81,314
  7,100 Nova Corp of Alberta (Chemical)...........        58,174      57,258
  9,000 Royal Bank of Canada (Financial
         Services)................................       199,847     205,370
  3,900 Seagram Co. Ltd.
         (Wine & Spirits).........................       141,799     134,385
 11,700 Thompson Corp.
         (Publishing & Printing)..................       155,778     162,977
  5,500 Trans Canada Pipeline
         (Oil & Gas)..............................        76,100      76,109
                                                     ----------- -----------
                                                       1,831,815   1,863,499
                                                     ----------- -----------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
INTERNATIONAL EQUITY FUND
Portfolio of Investments (continued) -- December 31, 1995

 SHARES                                                 COST        VALUE
 ------                                                 ----        -----
        COMMON STOCKS (CONTINUED)
        FRANCE -- 7.76%
  1,300 Accor Ltd. (Lodging)......................   $   166,446 $   168,493
  1,830 Alcatel Alsthom (Telecommunications)......       179,208     157,950
  5,710 Banque National de Paris
         Cl A (Financial Services)................       247,826     257,858
  2,960 Carnaudmetalbox (Packaging)...............       124,990     135,547
  1,460 Cie Bancaire SA
         (Financial Services).....................       157,669     163,562
  2,040 Cie de Saint Gobain
         (Building Materials).....................       258,176     226,037
    490 Colas
         (Financial Services).....................        89,405      82,141
  3,160 Compagnie de Suez
         (Financial Services).....................       138,618     130,493
  2,680 Credit Local de France (Financial
         Services)................................       227,598     214,768
    720 Gan (Insurance)*..........................        22,613      26,347
  2,700 Generale des Eaux (Utilities).............       290,887     269,856
    680 Groupe de la Cite
         (Publishing & Printing)..................       113,363      74,233
  1,840 LVMH Moet Hennessey - Louis Vuitton
         (Wine & Spirits).........................       344,666     383,678
  3,510 Michelin Cl B
         (Tire & Rubber)..........................       151,621     140,139
  2,480 Pechiney Cert D'Invest (Manufacturing)....       149,496      93,793
  3,200 Peugeot SA (Auto Related).................       425,448     422,602
  2,405 Sanofi (Pharmaceuticals)..................       140,950     154,332
  2,760 Societe Generale (Financial Services).....       302,229     341,360
  3,410 Societe Nationale Elf Acquitaine
         (Oil & Gas)..............................       252,073     251,519
  5,410 Total Co. Cl B
         (Oil & Gas)..............................       329,689     365,526
  5,600 UAP (Insurance)...........................       136,083     146,422
                                                     ----------- -----------
                                                       4,249,054   4,206,656
                                                     ----------- -----------
        GERMANY -- 5.61%
    174 #Allianz AG Holding (Insurance)...........   $   318,773 $   339,785
      7 #Allianz AG Holdings (Insurance)..........        12,322      12,697
    607 BASF AG (Chemical)........................       135,850     135,449
    726 Bayer AG (Chemical).......................       188,613     191,920
  3,846 Bayer Vereinsbank (Financial Services)....       106,075     114,429
    315 Bayerische Motoren Werke AG
         (Auto Related)...........................       175,004     161,702
    642 Commerzbank AG (Banking)..................       146,834     152,003
    225 Daimler Benz AG (Auto Related)............       109,966     113,459
  9,093 Deutsche Bank AG (Financial Services).....       416,768     431,660
    672 Hoechst AG (Chemical).....................       165,242     182,573
    403 Kaufhof Holdings AG (Retail)..............       141,273     123,000
    763 Mannesmann AG (Machinery & Engineering)...       246,965     243,373
    114 Muenchener Rueckver AG (Insurance)........       224,199     248,415
    521 Preussag AG (Holding Company).............       156,437     145,915
    450 RWE AG (Oil & Gas)........................       163,929     163,430
  1,008 Schering AG (Pharmaceuticals).............        72,500      66,902
  5,022 Veba AG (Utilities).......................       194,474     213,605
                                                     ----------- -----------
                                                       2,975,224   3,040,317
                                                     ----------- -----------
        ITALY -- 2.58%
 10,100 Assic Generali (Insurance)................       245,682     245,028
  7,100 Eni Ads - ADR+
         (Oil & Gas)*.............................       233,450     243,175
 75,000 Fiat Spa (Auto Related)...................       168,338     137,233
 24,000 Instituto Mobiliare Italiano Spa
         (Financial Services).....................       146,278     151,429
 27,000 Italgas (Utilities).......................        77,747      82,283
  7,000 #Mediobanca Spa (Financial Services)*.....        50,132      48,561

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
INTERNATIONAL EQUITY FUND
Portfolio of Investments (continued) -- December 31, 1995

 SHARES                                                 COST        VALUE
 ------                                                 ----        -----
         COMMON STOCKS (CONTINUED)
         ITALY (CONTINUED)
 101,000 Montedison Spa (Chemical)*...............   $    74,595 $    67,805
  11,000 Rinascente
          (Retail - Department Store).............        63,227      66,698
  13,000 Rinascente Savings
          (Retail - Department Store).............        37,160      36,911
  15,000 Sai Risp (Insurance).....................        69,990      62,370
  94,000 Telecom Italia Mobile de Risp
          (Telecommunications)*...................        95,000      99,047
 128,000 Telecom Italia de Risp
          (Telecommunications)....................       166,624     156,840
                                                     ----------- -----------
                                                       1,428,223   1,397,380
                                                     ----------- -----------
         JAPAN -- 37.00%
  31,000 Amada
          (Hand/Machine Tools) ...................       335,150     306,574
  39,000 Asahi Glass Co. (Building Materials).....       439,064     434,846
  19,000 Bank of Tokyo (Financial Services).......       299,747     333,430
  25,000 Canon, Inc. (Business Equipment).........       451,363     453,267
   9,450 Canon Sales (Jewelry)....................       242,779     251,963
  28,000 Citizen Watch Co. (Jewelry)..............       217,994     214,466
  30,000 Dai Nippon Printing (Publishing &
          Printing)...............................       487,634     509,017
  13,000 Daiichi Pharmaceutical Co. Ltd.
          (Pharmaceutical)........................       185,676     185,282
  30,000 Daikin Kogyo Co. (Machinery &
          Engineering)............................       270,921     293,775
  15,000 Daiwa House Industries
          (Manufacturing/Housing).................       227,758     247,237
   8,000 Fanuc Co.
          (Electronic Components).................       352,098     346,713
  24,000 Fujitsu
          (Computer Equipment)....................       271,666     267,597
         JAPAN (CONTINUED)
  63,000 Hitachi Ltd.
          (Electrical & Electronics)..............   $   675,056 $   635,253
  19,000 Honda Motor Co. (Auto Related)...........       333,888     392,379
  28,000 Inax (Industrial Components).............       259,874     266,046
  12,000 Isetan
          (Retail - Department Store).............       173,480     197,789
  16,000 Ito-Yokado Co.
          (Retail - Grocery)......................       874,151     986,620
  37,000 Keio Teito Electric Railway
          (Transportation)........................       217,518     215,600
  34,000 Kintetsu
          (Kinki Nippon Railway)
          (Transportation)........................       278,007     257,126
  21,000 Kirin Brewery Co. Ltd (Brewery)..........       246,158     248,400
  18,000 Kuraray Co. Ltd.
          (Textiles & Apparel)....................       181,392     197,208
   6,000 Maeda Road Construction (Engineering &
          Construction)...........................       121,188     111,111
   9,000 Marui Co.
          (Retail - Department Store).............       155,212     187,609
  51,000 Matsushita Electric Co. (Electronic
          Components).............................       823,820     830,716
  14,000 Mitsubishi Bank (Financial Services).....       307,870     329,843
  40,000 Mitsubishi Paper Mills (Forest Products &
          Paper)..................................       239,202     240,838
  47,000 NGK Insulators
          (Industrial Components).................       435,890     469,362
  25,000 Nichii Co.
          (Retail - Grocery)......................       292,546     332,073
   2,800 Nintendo (Toys)..........................       193,076     213,108
  20,000 Nippon Denso Co. Ltd. (Electrical &
          Electronics)............................       368,076     374,249
  20,000 Nippon Meat Packers (Food Processing)....       273,513     290,867

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
INTERNATIONAL EQUITY FUND
Portfolio of Investments (continued) -- December 31, 1995

 SHARES                                                 COST        VALUE
 ------                                                 ----        -----
         COMMON STOCKS (CONTINUED)
         JAPAN (CONTINUED)
  24,000 Nippon Steel Corp. (Steel)...............   $    79,448 $    82,373
   3,000 #Orix Corp.
          (Financial Services)....................       107,415     123,618
 137,000 Osaka Gas Corp. (Utilities)..............       462,741     474,200
  15,000 Pioneer Electronics (Electrical &
          Electronics)............................       295,955     274,869
  23,000 Sankyo Pharmaceutical (Pharmaceuticals)..       512,538     517,355
   8,000 Secom Co.
          (Electronic Components).................       513,251     556,913
  10,000 Seino Transport
          (Trucking & Leasing)....................       163,984     167,733
  63,000 Sekisui House (Manufacturing/Housing)....       782,743     806,283
  18,000 Shinmaywa Industries
          (Auto Related)..........................       152,901     148,691
   9,700 Sony Corp. (Electrical & Electronics)....       526,615     582,150
  27,000 Sumitomo Electric (Metal
          Fabricate/Hardware).....................       337,466     324,608
  33,000 Sumitomo Trust & Banking (Financial
          Services)...............................       623,675     700,698
  35,000 Takeda Chemical Industries
          (Pharmaceuticals).......................       475,477     576,886
   9,000 TDK Corp. (Electrical & Electronics).....       453,805     459,860
  27,000 Tokio Marine & Fire (Insurance)..........       310,410     353,403
  12,795 Tokyo Electric Power (Utilities).........       340,728     342,391
  22,800 Tokyo Steel (Steel)......................       449,104     420,012
  16,000 Tonen Corp. (Oil & Gas)..................       239,236     234,245
 123,000 Toray Industries Inc. (Chemical).........       781,015     810,938
 102,000 Toshiba Corp. (Electrical &
          Electronics)............................       748,126     800,058
  22,000 Toyo Suisan Kaisha
          (Food Processing).......................       225,763     273,027
   9,000 Toyota Motor Corp.
          (Auto Related)..........................       177,274     191,100
  12,000 Yamazaki Baking Co., Ltd. (Food
          Processing).............................       209,121     223,386
                                                     ----------- -----------
                                                      19,200,558  20,065,161
                                                     ----------- -----------
         MALAYSIA -- 0.87%
   3,000 Genting BHD (Entertainment)..............   $    27,309 $    25,054
   7,000 Hume Industries
          (Building Materials)....................        33,350      33,641
  14,000 Kuala Lumpur (Agriculture)...............        43,565      44,396
  15,000 Land & General Holdings (Forest Products
          & Paper)................................        32,943      32,500
  10,000 Malayan Banking (Financial Services).....        84,048      84,302
   4,000 Nestle Malaysia (Food Processing)........        29,420      29,309
  25,000 Sime Darby Berhad (Holding Company)......        64,865      66,476
  11,000 Telecom Malaysia (Telecommunications)....        82,361      85,799
  18,000 Tenaga Nasional (Utilities)..............        70,085      70,908
                                                     ----------- -----------
                                                         467,946     472,385
                                                     ----------- -----------
         NETHERLANDS -- 6.00%
   8,961 ABN - Amro Holdings NV (Financial
          Services)...............................       346,248     408,639
   1,320 DSM NV (Chemical)........................       108,468     108,696
   7,746 International Nederlanden Group
          (Financial Services)....................       428,575     518,011
   5,357 Koninklijke NV (Commercial Services).....       184,413     194,830
   2,750 Philips Electronics (Electronic
          Components).............................       123,172      99,501
   1,200 Royal Dutch
          Petroleum - ADR+
          (Oil & Gas).............................       144,806     169,350
   8,120 Royal Dutch Petroleum
          (Oil & Gas).............................       968,253   1,135,686
   3,360 Unilever NV (Food Processing)............       423,396     472,664
   1,050 Verenigde Ned Uitgev Ver Bezit
          (Publishing & Printing).................       141,700     144,301
                                                     ----------- -----------
                                                       2,869,031   3,251,678
                                                     ----------- -----------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
INTERNATIONAL EQUITY FUND
Portfolio of Investments (continued) -- December 31, 1995

 SHARES                                                 COST        VALUE
 ------                                                 ----        -----
         COMMON STOCKS (CONTINUED)
         NEW ZEALAND -- 1.98%
 267,400 Brierly Investment Co. (Investment
          Company)................................   $   197,229 $   211,410
 112,400 Carter Holt Harvey
          (Forest Products & Paper)...............       260,006     242,360
 104,800 Fletcher Challenge Ltd. (Forest Products
          & Paper)................................       271,324     241,721
   7,917 Fletcher Forestry (Forest Products &
          Paper)..................................        22,872      11,277
   3,100 New Zealand
          Telecom - ADR+ (Telecommunications).....       192,345     215,063
  35,800 Telecom Corp of New Zealand
          (Telecommunications)*...................       150,776     154,385
                                                     ----------- -----------
                                                       1,094,552   1,076,216
                                                     ----------- -----------
         SPAIN -- 2.68%
   4,100 Banco Bilbao Vizcaya (Financial
          Services)...............................       124,547     147,842
     900 Banco Intercon (Financial Services)......        78,695     110,752
     600 Banco Popular Espanol (Financial
          Services)...............................        91,388     110,554
   2,200 Banco Santander SA (Financial Services)..        90,490      87,631
  10,400 Compania Sevillana de Electricadad
          (Utilities).............................        67,915      80,838
   3,000 Empresa Nac Electric (Utilities).........       150,610     170,064
  26,300 Iberdrola SA (Utilities).................       203,830     240,886
   2,300 Repsol SA - ADR+
          (Oil & Gas).............................        75,038      75,613
   3,400 Repsol SA (Oil & Gas)....................       102,947     111,518
  20,900 Telfonica de Espana
          (Telecommunications)....................       278,445     289,727
   2,300 Viscofan (Food Processing)...............        33,884      27,329
                                                     ----------- -----------
                                                       1,297,789   1,452,754
                                                     ----------- -----------
         SWITZERLAND -- 2.13%
     129 Ciba-Giegy AG (Pharmaceuticals)*.........   $    92,006 $   113,679
   1,214 CS Holding Co. (Financial Services)*.....       111,014     124,636
     301 Nestle SA
          (Food Processing)*......................       306,768     333,457
      31 Roche Holding
          AS - Genusshein (Pharmaceuticals).......       220,846     245,594
     125 Schweiz Bankgesellschaft (Financial
          Services)*..............................       122,778     135,657
      48 Societe Generale Surveillance (Commercial
          Services)...............................        85,396      95,433
     355 Zurich Versicherung (Insurance)*.........        88,290     106,333
                                                     ----------- -----------
                                                       1,027,098   1,154,789
                                                     ----------- -----------
         UNITED KINGDOM -- 16.03%
  62,800 Asda Group
          (Retail - Grocery)......................       102,895     107,665
  24,900 Bass plc (Brewery).......................       258,141     277,767
  29,300 Bat Industries (Tobacco).................       236,236     257,980
  36,600 Bet (Commercial Services)................        77,011      72,117
  11,100 Booker plc
          (Food Processing).......................        70,927      59,931
 101,500 British Gas plc (Utilities)..............       427,282     399,992
  60,000 British Petroleum Co. plc (Oil & Gas)....       445,635     501,755
  93,600 British Telecom plc
          (Telecommunications)....................       570,082     514,080
  12,930 Charter
          (Machinery & Engineering)...............       178,486     173,125
  41,400 Coats Viyella
          (Textiles & Apparel)....................       136,062     112,406
  48,000 FKI plc
          (Machinery & Engineering)...............       125,159     122,879
 131,100 General Electric plc (Electrical &
          Electronics)............................       639,562     722,076
  11,800 Glaxo Wellcome plc (Pharmaceuticals).....       146,823     167,515
  66,900 Grand Metropolitan plc (Wine & Spirits)..       439,230     481,610

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
INTERNATIONAL EQUITY FUND
Portfolio of Investments (continued) -- December 31, 1995

 SHARES                                               COST          VALUE
 ------                                               ----          -----
         COMMON STOCKS (CONTINUED)
         UNITED KINGDOM (CONTINUED)
  37,700 Guinness (Wine & Spirits)..............   $   294,853   $   277,250
  60,400 Hanson plc (Holding Company)...........       199,284       180,393
  41,100 Hillsdown Holdings (Food Processing)...       123,054       107,766
  90,200 House of Fraser
          (Retail - Department Store)...........       204,605       250,502
  16,400 Legal & General Group plc (Insurance)..       150,034       170,479
  18,600 Lloyds Abbey Life (Insurance)..........       120,903       129,860
 135,200 Lloyds Bank (Financial Services).......       559,533       720,535
  26,200 Lucas Industries (Auto Parts)..........        78,156        73,575
  30,100 Marks & Spencers plc
          (Retail - Department Store............       204,670       210,151
  50,000 Mirror Group plc (Publishing &
          Printing).............................       119,535       133,429
  25,500 National Power plc (Utilities).........       197,644       177,837
  27,700 National Westminster Bank (Financial
          Services).............................       254,690       278,918
  20,700 Ocean Group (Transportation)...........       111,326       124,610
  20,300 P & O Steam (Transportation)...........       167,861       149,918
  16,800 Reckitt & Colman (Household Products)..       179,575       185,845
  11,400 Redland (Building Materials)...........        68,360        68,803
         UNITED KINGDOM (CONTINUED)
   6,000 RJB Mining plc (Mining)................   $    50,324   $    51,013
  69,500 Rolls Royce (Aerospace/Defense)........       191,811       203,797
  22,000 Royal Insurance (Insurance)............       121,178       130,388
  96,700 Sears (Retail - Department Store)......       158,931       156,031
  32,100 Sedgwick Group (Insurance).............        58,002        60,262
  16,500 Smithkline Beecham (Pharmaceuticals)...       161,480       179,710
  64,600 Tesco (Retail - Grocery)...............       316,560       297,675
  18,600 Thames Water (Utilities)...............       155,451       162,181
   7,100 Unilever (Food Processing).............       137,394       145,740
  15,000 W.H. Smith
          (Retail - Department Store)...........        87,810        98,675
                                                   -----------   -----------
                                                     8,326,555     8,696,241
                                                   -----------   -----------
         TOTAL -- COMMON STOCKS.................    48,180,274    50,266,673
                                                   -----------   -----------
         TOTAL INVESTMENTS -- 92.70%............   $48,180,274++  50,266,673
                                                   ===========
         Cash and Other Assets in Excess of
          Liabilities -- 7.30%..................                   3,958,020
                                                                 -----------
         TOTAL NET
          ASSETS -- 100.00%.....................                 $54,224,693
                                                                 ===========

 + American Depository Receipts.
 # Passive Foreign Investment Company.
++ The cost for Federal income tax purposes is substantially the same.
 * Non-income producing security.

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
VALUE EQUITY FUND
Portfolio of Investments (unaudited) -- December 31, 1995

 SHARES                                                  COST        VALUE
 ------                                                  ----        -----
        COMMON STOCKS -- 96.51%
        COWEN ASSET MANAGEMENT
         PORTFOLIO -- 38.75%
        ENERGY EQUIPMENT & SERVICES -- 2.84%
 16,000 Chevron Corp. .............................   $   782,797 $   840,000
  9,500 Exxon Corp. ...............................       675,233     761,188
                                                      ----------- -----------
                                                        1,458,030   1,601,188
                                                      ----------- -----------
        FINANCIAL SERVICES -- 5.71%
 14,000 First Union Corp. .........................       707,640     778,750
 22,000 Keycorp Ltd. ..............................       732,295     797,500
 22,300 National City Corp. .......................       679,025     738,687
 28,000 PNC Bank Corp. ............................       768,780     903,000
                                                      ----------- -----------
                                                        2,887,740   3,217,937
                                                      ----------- -----------
        HOLDING COMPANIES -
         DIVERSIFIED -- 1.49%
 55,000 Hanson plc - ADR+..........................       903,806     838,750
                                                      ----------- -----------
        INSURANCE -- 1.51%
 22,000 Ohio Casualty Corp. .......................       742,088     852,500
                                                      ----------- -----------
        OIL & GAS -- 2.90%
  7,500 Atlantic Richfield Co. ....................       825,788     830,625
 24,000 National Fuel Gas Co. .....................       686,653     807,000
                                                      ----------- -----------
                                                        1,512,441   1,637,625
                                                      ----------- -----------
        PERSONAL CARE -- 1.02%
 12,000 Tambrands, Inc. ...........................       542,526     573,000
                                                      ----------- -----------
        PUBLISHING & PRINTING -- 1.38%
 12,000 Dun & Bradstreet Corp. ....................       699,145     777,000
                                                      ----------- -----------
        REAL ESTATE -- 1.97%
 37,000 New Plan Realty Trust......................       817,783     809,375
  8,000 Weingarten Realty*.........................       276,355     304,000
                                                      ----------- -----------
                                                        1,094,138   1,113,375
                                                      ----------- -----------
        RETAIL -- 1.52%
 18,000 Penney (J.C.) Co. .........................       835,561     857,250
                                                      ----------- -----------
        TELECOMMUNICATIONS -- 5.44%
 11,000 Bell Atlantic Corp. .......................       660,373     735,625
 17,600 GTE Corp. .................................       660,531     774,400
 15,000 NYNEX Corp. ...............................       698,788     810,000
 22,300 Pacific Telesis Group......................       649,463     749,838
                                                      ----------- -----------
                                                        2,669,155   3,069,863
                                                      ----------- -----------
        TOBACCO -- 1.42%
 18,000 American Brands Inc. ......................       766,792     803,250
                                                      ----------- -----------
        UTILITIES -- 11.55%
 27,000 Baltimore Gas & Electric Co. ..............   $   702,519 $   769,500
 29,000 Brooklyn Union Gas Co. ....................       733,765     848,250
 26,600 Central & South West Corp. ................       661,371     741,475
 35,000 MCN Corp. .................................       669,913     813,750
 12,000 Piedmont Natural Gas Co. ..................       244,557     279,000
 28,900 Scana Corp. ...............................       667,196     827,262
 30,200 Southern Co. ..............................       661,925     743,675
 16,000 Union Electric Co. ........................       578,834     668,000
 28,000 Utilcorp United Inc. ......................       776,768     822,500
                                                      ----------- -----------
                                                        5,696,848   6,513,412
                                                      ----------- -----------
        TOTAL -- COWEN ASSET MANAGEMENT............    19,808,270  21,855,150
                                                      ----------- -----------
        INSTITUTIONAL CAPITAL MANAGEMENT
         CORP PORTFOLIO -- 57.76%
        AEROSPACE/DEFENSE -- 2.29%
  7,100 McDonnell Douglas Corp. ...................       595,942     653,200
  6,700 United Technologies Corp. .................       572,984     635,662
                                                      ----------- -----------
                                                        1,168,926   1,288,862
                                                      ----------- -----------
        BASIC INDUSTRY -- 1.32%
 17,250 Weyerhaeuser Co. ..........................       788,538     746,063
                                                      ----------- -----------
        BANKING -- 3.07%
 13,350 Bankamerica Corp. .........................       795,213     864,413
 12,850 Citicorp...................................       880,188     864,163
                                                      ----------- -----------
                                                        1,675,401   1,728,576
                                                      ----------- -----------
        BEVERAGES -- 1.11%
 11,200 Pepsico Inc. ..............................       563,595     625,800
                                                      ----------- -----------
        BROADCASTING -- 1.40%
 20,000 E.W. Scripps Co. ..........................       802,961     787,500
                                                      ----------- -----------
        CHEMICALS -- 4.52%
  8,000 Dow Chemical Co. ..........................       597,680     563,000
 12,800 DuPont Ei DeNemours & Co. .................       867,461     894,400
  8,050 Hoechst AG - ADR+..........................       998,681   1,094,317
                                                      ----------- -----------
                                                        2,463,822   2,551,717
                                                      ----------- -----------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
VALUE EQUITY FUND
Portfolio of Investments (continued) -- December 31, 1995

 SHARES                                                  COST        VALUE
 ------                                                  ----        -----
        COMMON STOCKS (CONTINUED)
        COMPUTER EQUIPMENT -- 3.21%
 10,050 Compaq Computer Corp.*.....................   $   484,514 $   482,400
 10,300 International Business Machines Corp. .....       997,333     945,025
 13,900 Silicon Graphics Inc.* ....................       427,800     382,250
                                                      ----------- -----------
                                                        1,909,647   1,809,675
                                                      ----------- -----------
        CONSUMER CYCLICAL -- 0.55%
 11,200 Circus Circus Entertainment................       300,530     312,200
                                                      ----------- -----------
        ELECTRONIC COMPONENTS AND INSTRUMENTS -- 3.88%
  8,050 Motorola, Inc. ............................       610,473     458,850
 31,500 Philips Electronics NV.....................     1,470,594   1,130,063
 11,600 Texas Instruments..........................       650,798     600,300
                                                      ----------- -----------
                                                        2,731,865   2,189,213
                                                      ----------- -----------
        ENTERTAINMENT -- 4.10%
  8,400 Capital Cities/ ABC Inc. ..................       986,862   1,036,350
 13,500 Carnival Cruise Lines, Inc. ...............       309,801     329,063
 25,000 Time Warner Inc. ..........................       933,451     946,875
                                                      ----------- -----------
                                                        2,230,114   2,312,288
                                                      ----------- -----------
        FOOD PROCESSING -- 2.13%
  8,550 Unilever NV - Cert.........................     1,158,006   1,203,412
                                                      ----------- -----------
        FINANCIAL SERVICES -- 2.84%
 13,500 Key Corp. Ltd..............................       466,132     489,375
 17,700 Travelers Inc. ............................       896,590   1,112,888
                                                      ----------- -----------
                                                        1,362,722   1,602,263
                                                      ----------- -----------
        HEALTH CARE -- 1.58%
 21,400 Abbott Laboratories Inc. ..................       879,190     893,450
                                                      ----------- -----------
        INSURANCE -- 1.52%
 20,900 Allstate Insurance Corp. ..................       716,687     859,512
                                                      ----------- -----------
        MACHINERY & ENGINEERING -- 1.40%
  7,500 American Standard Corp.*...................   $   213,767 $   210,000
 16,500 Deere & Co. ...............................       465,272     581,625
                                                      ----------- -----------
                                                          679,039     791,625
                                                      ----------- -----------
        MEDICAL MANAGEMENT &
         SERVICES -- 0.68%
 18,600 Tenet Healthcare Corp. ....................       307,247     385,950
                                                      ----------- -----------
        MULTI-INDUSTRY -- 1.34%
 10,100 ITT Corp.*.................................       518,236     535,300
  9,200 ITT Industries*............................       204,733     220,800
                                                      ----------- -----------
                                                          722,969     756,100
                                                      ----------- -----------
        OIL & GAS -- 4.37%
 12,400 Amoco Corp. ...............................       843,498     891,250
  7,350 Atlantic Richfield Co. ....................       825,947     814,012
  6,750 Mobil Corp. ...............................       675,804     756,000
                                                      ----------- -----------
                                                        2,345,249   2,461,262
                                                      ----------- -----------
        PAPER PRODUCTS -- 1.61%
 23,900 International Paper Co. ...................       972,184     905,212
                                                      ----------- -----------
        PHARMACEUTICALS -- 2.98%
  6,600 American Home Products Corp. ..............       539,219     640,200
 23,600 Ciba-Geigy AG - ADR+.......................       970,554   1,039,816
                                                      ----------- -----------
                                                        1,509,773   1,680,016
                                                      ----------- -----------
        POLLUTION CONTROL -- 1.61%
 30,400 WMX Technologies Inc. .....................       866,914     908,200
                                                      ----------- -----------
        PUBLISHING & PRINTING -- 1.86%
    400 Dun & Bradstreet Corp. ....................        25,148      25,900
 53,100 News Corp. Ltd. -ADR+......................     1,061,098   1,022,175
                                                      ----------- -----------
                                                        1,086,246   1,048,075
                                                      ----------- -----------
        RETAIL -- 1.32%
  5,400 Circuit City Stores........................       167,725     149,175
 21,600 Federated Department Stores*...............       604,426     594,000
                                                      ----------- -----------
                                                          772,151     743,175
                                                      ----------- -----------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
VALUE EQUITY FUND
Portfolio of Investments (continued) -- December 31, 1995

 SHARES                                                 COST           VALUE
 ------                                                 ----           -----
        COMMON STOCKS (CONTINUED)
        TELECOMMUNICATIONS -- .62%
 12,600 Tele Denmark
         A/S - ADR................................   $   321,596    $   348,075
                                                     -----------    -----------
        TOBACCO -- 1.97%
 12,250 Philip Morris Cos. Inc. ..................       984,463      1,108,625
                                                     -----------    -----------
        TOYS -- 0.53%
  9,800 Mattel Inc. ..............................       285,187        301,350
                                                     -----------    -----------
        TRANSPORTATION -- 3.95%
 10,800 Burlington Northern Co. ..................       790,749        842,400
 34,500 Canadian Pacific Ltd. ....................       566,003        625,312
 11,500 Union Pacific Corp. ......................       771,618        759,000
                                                     -----------    -----------
                                                       2,128,370      2,226,712
                                                     -----------    -----------
        TOTAL -- INSTITUTIONAL CAPITAL MANAGEMENT
         CORP. ...................................    31,733,392     32,574,908
                                                     -----------    -----------
        TOTAL -- COMMON STOCKS....................    51,541,662     54,430,058
                                                     -----------    -----------
            SHORT-TERM INVESTMENTS -- 2.65%
            COWEN ASSET MANAGEMENT
 $1,500,000 U.S. T-Bill 01/04/96..................   $ 1,499,403    $ 1,499,403
                                                     -----------    -----------
            TOTAL -- COWEN ASSET MANAGEMENT.......     1,499,403      1,499,403
                                                     -----------    -----------
            TOTAL INVESTMENTS -- 99.16%...........   $53,041,065++   55,929,461
                                                     ===========
            Cash and Other Assets in Excess of
             Liabilities -- 0.84%.................                      471,384
                                                                    -----------
            TOTAL NET ASSETS -- 100.00%...........                  $56,400,845
                                                                    ===========

 + American Depository Receipts.
++ The cost for Federal income tax purposes is substantially the same.
 * Non-income producing securities.

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
SMALL CAPITALIZATION EQUITY FUND
Portfolio of Investments (unaudited) -- December 31, 1995

 SHARES                                COST        VALUE
 ------                                ----        -----
         COMMON STOCKS -- 90.82%
         CLOVER CAPITAL MANAGEMENT, INC. -- 44.75%
         ADVERTISING -- 1.85%
  23,000 Advo, Inc...............   $   439,855 $   598,000
                                    ----------- -----------
         CHEMICALS -- 3.24%
   4,000 Fuller (H B) Co.........       126,660     139,000
  20,000 Hanna M A Co............       555,150     560,000
   9,500 Mallinckrodt Group,
          Inc....................       379,623     345,562
                                    ----------- -----------
                                      1,061,433   1,044,562
                                    ----------- -----------
         COMMERCIAL SERVICES -- 1.25%
  40,000 Ideon Group, Inc........       454,460     405,000
                                    ----------- -----------
         COMPUTER SOFTWARE -- 2.77%
  40,000 Marcam Corp.*...........       445,000     610,000
  10,000 Sungard Data
          System, Inc.*..........       283,450     285,000
                                    ----------- -----------
                                        728,450     895,000
                                    ----------- -----------
         CONSUMER CYCLICAL -- 1.49%
  20,000 Designs, Inc.*..........       160,500     140,000
  30,000 Pier 1 Imports, Inc.....       286,963     341,250
                                    ----------- -----------
                                        447,463     481,250
                                    ----------- -----------
         CONSUMER DURABLES -- 0.93%
  60,000 Service Merchandise
          Co.*...................       461,460     300,000
                                    ----------- -----------
         ELECTRONIC COMPONENT -- 2.03%
  27,000 Amphenol Corp. Cl A*....       556,389     654,750
                                    ----------- -----------
         ELECTRICAL AND ELECTRONICS -- 1.01%
  19,000 Augat, Inc..............       309,700     325,375
                                    ----------- -----------
         ENTERTAINMENT -- 4.10%
  21,000 G Tech Holdings Corp.*..       604,047     546,000
  20,000 King World
          Productions, Inc.*.....       786,021     777,500
                                    ----------- -----------
                                      1,390,068   1,323,500
                                    ----------- -----------
         ENVIRONMENTAL -- 2.08%
  40,000 Wheelabrator
          Technologies, Inc.*....       582,216     670,000
                                    ----------- -----------
         FOOD - PROCESSING -- 2.89%
  15,000 Interstate Bakeries,
          Corp...................       285,900     335,625
 150,000 United Biscuits
          Holdings - ADR+........       669,000     597,000
                                    ----------- -----------
                                        954,900     932,625
                                    ----------- -----------
         HEALTH CARE -- 2.36%
  42,000 Caremark
          International, Inc. ...   $   878,083 $   761,250
                                    ----------- -----------
         HOSPITAL MANAGEMENT & SERVICES -- 3.90%
  32,000 Horizon/CMS Healthcare
          Corp...................       732,045     808,000
  12,000 Salick Healthcare,
          Inc.*..................       438,000     450,000
                                    ----------- -----------
                                      1,170,045   1,258,000
                                    ----------- -----------
         MANUFACTURING HOUSING -- 0.74%
  25,000 Stimsonite Corp.*.......       229,375     237,500
                                    ----------- -----------
         PUBLISHING & PRINTING -- 2.02%
  20,000 American Greetings Corp.
          Cl A...................       603,511     552,500
  13,500 Steck-Vaughn Publishing
          Corp.*.................        92,333      99,563
                                    ----------- -----------
                                        695,844     652,063
                                    ----------- -----------
         REAL ESTATE INVESTMENT TRUST --
           4.27%
  20,000 Manufactured Home
          Communities, Inc. .....       331,501     350,000
   8,500 Meditrust Corp. ........       287,476     296,438
   7,500 Public Storage
          Management, Inc. ......       229,483     227,812
  21,000 ROC Communities, Inc. ..       478,800     504,000
                                    ----------- -----------
                                      1,327,260   1,378,250
                                    ----------- -----------
         RETAIL -- 2.47%
  50,000 Cash America
          Investments, Inc. .....       351,925     275,000
  17,000 Melville Corp. .........       589,208     522,750
                                    ----------- -----------
                                        941,133     797,750
                                    ----------- -----------
         STORAGE -- 0.98%
  12,000 Sovran Self Storage,
          Inc. ..................       287,845     316,500
                                    ----------- -----------
         TELECOMMUNICATIONS -- 1.29%
  25,000 California Microwave,
          Inc.*..................       699,938     415,625
                                    ----------- -----------
         TRANSPORTATION - RAIL -- 1.63%
  35,000 Canadian National
          Railway Co.*...........       527,100     525,000
                                    ----------- -----------
         UTILITIES - ELECTRICAL -- 1.45%
  20,000 Sierra Pacific
          Resources..............       438,361     467,500
                                    ----------- -----------
         TOTAL -- CLOVER CAPITAL
          MANAGEMENT INC. .......    14,581,378  14,439,500
                                    ----------- -----------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
SMALL CAPITALIZATION EQUITY FUND
Portfolio of Investments (continued) -- December 31, 1995

 SHARES                                                COST        VALUE
 ------                                                ----        -----
        COMMON STOCKS (CONTINUED)
        FRONTIER CAPITAL MANAGEMENT CO. -- 46.07%
        ADVERTISING/COMMUNICATIONS -- 0.85%
 10,100 Dimac Corp.*.............................   $   192,591 $   275,225
                                                    ----------- -----------
        AEROSPACE/DEFENSE -- 2.12%
  3,000 AAR Corp. ...............................        53,456      66,000
 30,900 Banner Aerospace, Inc.*..................       143,283     177,675
 12,000 Be Aerospace, Inc.*......................       100,500     127,500
  2,200 Precision Castparts Corp. ...............        78,485      87,450
 15,400 UNC, Inc.*...............................       100,729      92,400
  3,000 Watkins-Johnson Co. .....................       151,988     131,250
                                                    ----------- -----------
                                                        628,441     682,275
                                                    ----------- -----------
        AUTO PARTS -- 0.87%
  6,500 Strattec Security, Inc.*.................        97,705     117,000
  8,100 Tower Automotive, Inc.*..................       122,425     141,750
  2,300 Wescast Industries, Inc.
         Cl A....................................        26,384      22,137
                                                    ----------- -----------
                                                        246,514     280,887
                                                    ----------- -----------
        BASIC INDUSTRY -- 0.29%
  2,000 York International Corp. ................        87,913      94,000
                                                    ----------- -----------
        BUILDING MATERIALS &
         COMPONENTS -- 0.99%
  6,000 Drew Industries, Inc. ...................        81,035      84,000
 15,100 Perini Corp.*............................       181,366     124,575
  2,100 Texas Industries, Inc. ..................       102,770     111,300
                                                    ----------- -----------
                                                        365,171     319,875
                                                    ----------- -----------
        BROADCASTING -- 1.29%
  4,600 Emmos Broadcasting Corp.*................       124,067     142,600
  3,900 Infinity Broadcasting Corp. Cl A*........       135,334     145,275
  4,600 TCA Cable TV, Inc. ......................       139,250     127,075
                                                    ----------- -----------
                                                        398,651     414,950
                                                    ----------- -----------
        CHEMICALS -- 0.68%
  2,100 Georgia Gulf Corp. ......................        74,307      64,575
 13,700 Hexcel Corp.*............................       146,057     154,125
                                                    ----------- -----------
                                                        220,364     218,700
                                                    ----------- -----------
        COMMERCIAL SERVICES -- 0.46%
 42,200 Childrens Comprehensive Services, Inc.*..       143,065     147,700
                                                    ----------- -----------
        COMPUTER EQUIPMENT -- 2.72%
  6,300 Conner Peripherals, Inc.*................   $   112,990 $   132,300
  9,000 Datametrics Corp. .......................        70,293      70,875
  5,700 Hyperion Software Corp.*.................       143,912     121,125
  5,400 Ikos Systems, Inc. ......................        70,875      60,075
  2,300 Network General Corp.*...................        77,395      76,762
 12,900 State of The Art, Inc.*..................       122,063     127,387
 10,000 Technology Solutions Co.*                       170,000     195,000
  5,300 Western Digital Corp.*...................        94,070      94,738
                                                    ----------- -----------
                                                        861,598     878,262
                                                    ----------- -----------
        COMPUTER SOFTWARE -- 1.68%
  3,600 Computer Task Group......................        56,437      71,100
  8,800 Cornerstone Imaging, Inc.*...............       159,125     127,600
  3,900 FTP Software, Inc. ......................       105,112     113,100
  3,300 Madge Networks N.V. .....................        98,550     147,675
  5,300 Marcam Corp.*............................        66,013      80,825
                                                    ----------- -----------
                                                        485,237     540,300
                                                    ----------- -----------
        ELECTRICAL AND ELECTRONICS -- 3.90%
  9,600 Alpha Industries, Inc.*..................       122,976     135,600
  3,300 Analog Devises, Inc. ....................       107,481     116,737
  2,500 Cirrus Logic, Inc.*......................       138,125      49,375
 20,600 Encore Wire Corp.*.......................       250,648     200,850
  7,700 Rogers Corp.*............................       179,793     167,475
 18,600 Sheldahl, Inc.*..........................       328,376     337,125
  9,000 Trimble Navigation Ltd.*.................       154,867     167,625
  6,100 Triquint Semiconduct, Inc.*                     155,550      82,350
                                                    ----------- -----------
                                                      1,437,816   1,257,137
                                                    ----------- -----------
        ELECTRONIC COMPONENTS AND INSTRUMENTS -- 2.33%
  7,500 Actel Corp.*.............................        81,915      80,625
  6,400 Allen Group, Inc. .......................       176,359     143,200
  5,100 Amphenol Corp. ..........................       131,449     123,675
  4,900 Dovatron International, Inc.*............       165,254     165,375
  3,400 Maxim Integrated Products, Inc.*.........       124,181     130,900
  6,000 VLSI Technology, Inc.*...................       143,753     108,750
                                                    ----------- -----------
                                                        822,911     752,525
                                                    ----------- -----------
        ENERGY EQUIPMENT & SERVICES -- 0.72%
  3,100 Microchip Technology, Inc.*                     113,150     113,150
  2,900 Murphy Oil, Corp. .......................       119,466     120,350
                                                    ----------- -----------
                                                        232,616     233,500
                                                    ----------- -----------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
SMALL CAPITALIZATION EQUITY FUND
Portfolio of Investments (continued) -- December 31, 1995

 SHARES                                                  COST        VALUE
 ------                                                  ----        -----
        COMMON STOCKS (CONTINUED)
        FRONTIER CAPITAL MANAGEMENT CO. (CONTINUED)
        ENGINEERING AND CONSTRUCTION -- 1.45%
 21,220 Insituform Technologies CI A*..............   $   274,947 $   246,682
  5,800 Jacobs Engineering Group, Inc.*............       130,123     145,000
  4,300 J Ray McDermott SA*........................        94,763      76,862
                                                      ----------- -----------
                                                          499,833     468,544
                                                      ----------- -----------
        FINANCIAL SERVICES -- 0.49%
  6,000 Long Island Bancorp........................       152,825     158,250
                                                      ----------- -----------
        HOUSEHOLD PRODUCTS -- 0.30%
  4,300 Libbey, Inc. ..............................       100,663      96,750
                                                      ----------- -----------
        INSURANCE -- 2.24%
  3,600 Allied Group, Inc. ........................       118,530     129,600
  2,800 Conseco, Inc. .............................       143,917     175,350
  8,200 John Alden Financial Corp. ................       174,452     171,175
  2,400 Mid Ocean Ltd..............................        87,582      89,100
  4,900 Nymagic, Inc. .............................        86,325      83,300
  3,600 Paul Revere Corp. .........................        74,016      74,700
                                                      ----------- -----------
                                                          684,822     723,225
                                                      ----------- -----------
        LEISURE AND TOURISM -- 0.25%
 15,900 Topps Company, Inc.*.......................       105,338      81,488
                                                      ----------- -----------
        MACHINERY & ENGINEERING -- 0.37%
  4,000 Applied Power, Inc. .......................       135,737     120,000
                                                      ----------- -----------
        MANUFACTURING -- 0.04%
    900 Safety Components International, Inc. .....        17,100      14,175
                                                      ----------- -----------
        MEDICAL SUPPLIES -- 0.72%
  6,400 Maxxim Medical, Inc.*......................       101,111     107,200
  4,400 Spacelabs Medical, Inc.*...................       113,111     126,500
                                                      ----------- -----------
                                                          214,222     233,700
                                                      ----------- -----------
        MEDICAL BIOTECHNOLOGY -- 0.21%
  2,900 Protein Design Labs, Inc.*.................        53,825      67,063
                                                      ----------- -----------
        HOSPITAL MANAGEMENT &
         SERVICES -- 0.32%
  4,700 United Wisconsin Services, Inc. ...........       102,281     103,400
                                                      ----------- -----------
        METAL FABRICATE/HARDWARE -- 0.16%
  6,000 Easco, Inc. ...............................        75,000      51,750
                                                      ----------- -----------
        OIL & GAS -- 4.52%
  2,800 Anadarko Petroleum Corp. ..................   $   136,902 $   151,550
 11,900 Aquila Gas Pipeline Corp. .................       122,764     153,212
  3,400 Coflexip...................................        45,254      64,175
  5,000 Enron Global Power & Pipeline L.L.C. ......       117,800     124,375
 13,300 Falcon Drilling, Inc.*.....................       141,337     199,500
  3,300 Louisiana Land & Exploration*..............       129,606     141,488
  6,100 Oryx Energy Co. ...........................        83,980      81,587
  3,800 Pogo Producing Co. ........................        94,297     107,350
  2,100 Production Operators Corp. ................        64,487      69,300
  7,000 Ultramar Corp. ............................       160,806     180,250
  4,800 United Meridian Corp.*.....................        85,955      83,400
  3,500 Weatherford International, Inc.*...........        98,152     101,063
                                                      ----------- -----------
                                                        1,281,340   1,457,250
                                                      ----------- -----------
        PACKAGING/CONTAINER -- 0.98%
  3,400 Ball Corp. ................................        95,013      93,500
 16,600 U.S. Can Corp.*............................       216,555     224,100
                                                      ----------- -----------
                                                          311,568     317,600
                                                      ----------- -----------
        PHARMACEUTICALS -- 0.93%
 13,300 Alliance Pharmaceutical Corp.*.............       132,841     181,213
 16,000 Capstone Pharmacy Service, Inc.*...........       101,101     120,000
                                                      ----------- -----------
                                                          233,942     301,213
                                                      ----------- -----------
        PUBLISHING & PRINT -- 1.70%
  2,100 Devon Group, Inc.*.........................        87,068      61,031
 10,400 International Imaging Materials, Inc.*.....       244,403     262,600
 12,900 Valassis Communications, Inc.*.............       199,908     225,750
                                                      ----------- -----------
                                                          531,379     549,381
                                                      ----------- -----------
        REAL ESTATE INVESTMENT TRUST -- 0.97%
  4,100 Equity Residential Properties, Inc. .......       122,699     125,563
  6,600 Highwoods Properties, Inc. ................       176,381     186,450
                                                      ----------- -----------
                                                          299,080     312,013
                                                      ----------- -----------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
SMALL CAPITALIZATION EQUITY FUND
Portfolio of Investments (continued) -- December 31, 1995


  SHARES                                              COST          VALUE
  ------                                              ----          -----
          COMMON STOCKS (CONTINUED)
          FRONTIER CAPITAL MANAGEMENT CO. (CONTINUED)
          RETAIL -- 0.36%
    5,000 Moovies, Inc.*........................   $    62,500   $    67,500
    2,200 Officemax, Inc. ......................        54,900        49,225
                                                   -----------   -----------
                                                       117,400       116,725
                                                   -----------   -----------
          RESTAURANT -- 0.14%
    5,300 Bugaboo Creek Steakhouse, Inc.*.......        46,073        43,725
                                                   -----------   -----------
          STEEL -- 1.08%
    4,000 Carpenter Technology Corp. ...........       161,949       164,500
   11,000 Chaparral Steel Co. ..................       116,770       184,250
                                                   -----------   -----------
                                                       278,719       348,750
                                                   -----------   -----------
          TELECOMMUNICATION EQUIPMENT -- 2.47%
   12,400 Centiram Communication Corp.*.........       231,524       244,900
    7,300 Comarco, Inc.*........................        82,988       105,850
    2,800 Davox Corp.*..........................        29,723        33,250
    5,700 Echostar Communications Corp. A.......        92,911       138,225
    4,800 Intervoice, Inc.*.....................        88,413        91,200
    4,500 Summa Four, Inc.*.....................        58,171        60,188
    9,000 Symmetricon, Inc.*....................       146,948       123,750
                                                   -----------   -----------
                                                       730,678       797,363
                                                   -----------   -----------
          TELECOMMUNICATIONS -- 2.67%
   12,500 Arch Communications Group*............       333,117       300,000
   17,600 Equalnet Holding Corp.*...............       144,100       127,600
    5,600 Metrocall, Inc.*......................       124,678       107,100
    6,300 Natural Microsystems Corp.*...........       166,116       192,150
    6,000 U.S. Order, Inc.*.....................       120,900       134,250
                                                   -----------   -----------
                                                       888,911       861,100
                                                   -----------   -----------
          TEXTILES AND APPAREL -- 0.89%
    3,000 Jones Apparel Group, Inc. ............       108,392       118,125
   17,400 Sport-Haley, Inc.*....................       174,575       168,563
                                                   -----------   -----------
                                                       282,967       286,688
                                                   -----------   -----------
          TOYS -- 0.47%
   13,000 Galoob (Lewis) Toys, Inc.*............   $   133,087   $   152,750
                                                   -----------   -----------
          TRANSPORTATION -- 2.54%
   13,300 America West Airlines CI. B*..........       195,189       226,100
   11,600 OMI Corp.*............................        93,871        75,400
    3,000 Overseas Shipholding Group............        65,631        57,000
    7,200 Teekay Shipping Corp. ................       177,455       170,100
    7,700 World Airways Inc.*...................        92,481        86,625
   20,400 Worldcorp, Inc.*......................       262,140       204,000
                                                   -----------   -----------
                                                       886,767       819,225
                                                   -----------   -----------
          UTILITIES -- 0.44%
    7,200 California Energy Company, Inc.*......       147,132       140,400
                                                   -----------   -----------
          WHOLESALE SPECIAL LINE -- 0.46%
    7,200 Sodak Gaming, Inc.*...................       143,558       148,500
                                                   -----------   -----------
          TOTAL -- FRONTIER CAPITAL MANAGEMENT
           CO. .................................    14,577,135    14,866,364
                                                   -----------   -----------
          TOTAL -- COMMON STOCKS................    29,158,513    29,305,864
                                                   -----------   -----------
          CORPORATE BOND -- 1.63%
          CLOVER CAPITAL MANAGEMENT, INC. -- 1.63%
 $500,000 Meditrust Corp. 7.50%, 03/01/01.......       510,758       527,500
                                                   -----------   -----------
          TOTAL -- CORPORATE BONDS..............       510,758       527,500
                                                   -----------   -----------
          TOTAL
           INVESTMENTS -- 92.45%................   $29,669,271++  29,833,364
                                                   ===========
          Cash and Other Assets in Excess of
           Liabilities -- 7.55%.................                   2,434,900
                                                                 -----------
          TOTAL NET ASSETS -- 100.00%...........                 $32,268,264
                                                                 ===========

 + American Depository Receipts.
++ The cost of securities for Federal income tax purposes is the same.
 * Non-income producing security.

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
LIMITED DURATION MUNICIPAL BOND FUND
Portfolio of Investments (unaudited) -- December 31, 1995

  CREDIT  PRINCIPAL
 RATINGS*   AMOUNT                                     COST        VALUE
 -------- ---------                                    ----        -----
                     MUNICIPAL OBLIGATIONS -- 98.27%
                     ALABAMA -- 1.08%
 NR/NR    $  180,000 Pell City Alabama Industrial
                      Development, Shelby
                      Steel Fabricators,
                      7.70%, 09/01/01
                      (LOC - Southtrust Bank)+...   $   183,593 $   183,676
                                                    ----------- -----------
                     ALASKA -- 7.07%
 AA        1,205,000 Anchorage Alaska,
                      Certificates of
                      Participation,
                      5.10%, 04/01/96
                      (Asset Guaranty)...........     1,207,791   1,207,952
                                                    ----------- -----------
                     ARIZONA -- 2.11%
 NR          350,000 La Paz County Industrial
                      Development, Morgan Trailer
                      MFG Co., 8.00%, 12/01/06
                      (Pre-Refunded
                      12/01/96 @ 100)+...........       361,757     360,696
                                                    ----------- -----------
                     COLORADO -- .41%
 Aa/AA+       70,000 Colorado Housing Finance
                      Authority, Series A.,
                      5.00%, 11/01/96............        70,555      70,661
                                                    ----------- -----------
                     CONNECTICUT -- 4.60%
 A2/NR       145,000 Connecticut State
                      Development Authority,
                      Health Care Project,
                      5.50%, 09/01/97
                      (Surety Bond -
                      Aetna/Cigna etc.)..........       146,304     146,269
 AAA         605,000 Connecticut State Resource
                      Recovery Authority, Greater
                      Bridgeport System,
                      6.75%, 11/15/99............       631,783     639,787
                                                    ----------- -----------
                                                        778,087     786,056
                                                    ----------- -----------
                     DELAWARE -- 4.10%
 NR          600,000 Wilmington Delaware Hospital
                      Revenue, Osteopathic
                      Hospital Series A,
                      10.00%, 10/01/03
                      (Pre-Refunded
                      10/01/98 @ 102)............       693,964     700,500
                                                    ----------- -----------
                     GEORGIA -- 4.24%
 Aa3/AA-     200,000 Cobb County Housing
                      Authority, Multi-Family
                      Housing Revenue,
                      7.50%, 01/01/97 (LOC - Sun
                      Trust).....................       204,168     204,952
 AAA         500,000 Fulton County Housing
                      Authority, Single
                      Family Revenue,
                      6.20%, 03/01/13
                      (GNMA Collateral)+.........       503,721     519,375
                                                    ----------- -----------
                                                        707,889     724,327
                                                    ----------- -----------
                     IDAHO -- 6.30%
 Aa/AA     1,065,000 Idaho Housing Agency, Multi-
                      Family Housing,
                      6.00%, 01/01/07............     1,067,774   1,075,362
                                                    ----------- -----------
                     ILLINOIS -- 11.82%
 NR          545,000 City of Fairfield Economic
                      Development Revenue, Waynes
                      County Center Project,
                      6.00%, 12/15/05............       553,742     560,669
 A1/AA-      100,000 Illinois State, General
                      Obligation Bonds,
                      4.75%, 08/01/99............        99,700     100,506
 AAA/AA-     225,000 Illinois State, General
                      Obligation Bonds
                      8.75%, 03/01/05 (Pre-
                      Refunded 03/01/96 @ 101)...       230,422     229,023
 Aaa/AAA     500,000 St. Clair County Public
                      Building Revenue, General
                      Obligation Bonds,
                      8.00%, 12/01/05 (MBIA).....       518,544     519,690
 A/NR        580,000 Woodridge Mortgage Revenue,
                      Series 1992-1,
                      7.25%, 12/01/10............       609,429     609,725
                                                    ----------- -----------
                                                      2,011,837   2,019,613
                                                    ----------- -----------
                     INDIANA -- 2.05%
 A1/NR       350,000 Clarksville Indiana Economic
                      Development Revenue,
                      5.10%, 12/01/25 (LOC -
                       Comerica)
                      (Mandatory put
                      12/01/00 @ 100)............       350,000     350,875
                                                    ----------- -----------
                     LOUISIANA -- 8.11%
 NR/AAA      435,000 Jefferson Parish Home
                      Mortgage Authority, Series
                      A, 4.85%, 12/01/01
                      (FNMA/GNMA Collateral)+....       435,108     435,544
 NR/AA       940,000 Louisiana Public Facility
                      Authority, Multi-Family
                      Revenue, 6.00%, 07/01/07
                      (Mandatory put 07/01/97 @
                      100) (Insured by Conn.
                      General Life Insurance
                      Co.).......................       950,002     948,864
                                                    ----------- -----------
                                                      1,385,110   1,384,408
                                                    ----------- -----------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
LIMITED DURATION MUNICIPAL BOND FUND
Portfolio of Investments (continued) -- December 31, 1995

  CREDIT  PRINCIPAL
 RATINGS*  AMOUNT                                          COST        VALUE
 -------- ---------                                        ----        -----
                    MUNICIPAL OBLIGATIONS (CONTINUED)
                    MARYLAND -- 2.19%
 NR/A+      375,000 Montgomery County Housing
                     Authority, Multi-Family Revenue,
                     6.00%, 02/01/07
                     (Mandatory put 02/01/97 @ 100)
                     (Insured by New England
                     Mutual).........................   $   375,679 $   375,259
                                                        ----------- -----------
                    MASSACHUSETTS -- 3.04%
 Aaa/AAA    400,000 Boston Mass Water & Sewer, Series
                     A, 7.875%, 11/01/13 (FGIC)
                     (Cross over refunding 11/01/96
                      @ 102).........................       419,090     419,156
 Baa1/NR    100,000 Lowell Mass, General Obligation
                     Bonds, 6.80%, 02/15/96..........       100,123     100,230
                                                        ----------- -----------
                                                            519,213     519,386
                                                        ----------- -----------
                    MICHIGAN -- 3.46%
 A/A        550,000 Michigan State Housing
                     Development Authority, Home
                     Improvement Series B,
                     7.65%, 12/01/12+................       584,940     591,937
                                                        ----------- -----------
                    NEBRASKA -- 3.23%
 AAA        550,000 Nebraska Investment Financial
                     Authority, Multi-Family Mortgage
                     Revenue, 4.75%, 06/01/05
                     (Mandatory put 06/01/97 @ 100)
                     (LOC Occidental Federal
                     Savings)........................       551,707     550,237
                                                        ----------- -----------
                    NEW MEXICO -- 1.91%
 Aaa/AAA  1,000,000 Albuquerque New Mexico Mortgage
                     Obligation, Cl. B - 2, 0%,
                     05/15/11 (FGIC).................       327,309     327,500
                                                        ----------- -----------
                    NEW YORK -- 3.03%
 Aa/AA      500,000 New York State Dormitory
                     Authority Revenue, Cornell
                     University, 6.875%, 07/01/06....       516,699     517,080
                                                        ----------- -----------
                    PENNSYLVANIA -- 17.77%
 A/NR       500,000 Cumberland Valley School
                     District, Series A, 5.90%,
                     09/01/98........................       504,719     505,265
 NR/A       100,000 Dauphin County Industrial
                     Development Authority, Brubaker
                     Tool Corp., 7.10%, 12/01/02
                     (LOC - Marine Bank)+............       102,162     102,220
 Aa3/A+     475,000 Delaware County Industrial
                     Development Authority, Series A,
                     8.10%, 12/01/13
                     (LOC - Bank of America).........       493,852     497,315
 NR         100,000 Montgomery County Industrial
                     Development, Meadowood Corp.,
                     5.00%, 12/01/96.................       100,000     100,070
 Aa/AA      550,000 Pennsylvania Housing Finance
                     Authority, Single Family Mtg.
                     Series 27, 8.10%, 10/01/10+.....       572,702     576,125
 A/A-       150,000 Pennsylvania State Certificates
                     of Participation, Revenue Bonds,
                     6.20%, 06/01/96.................       151,061     151,625
 Aaa/AAA    500,000 Philadelphia Hospital & Higher
                     Education Authority, Moss
                     Rehabilitation Hospital Revenue,
                     6.90%, 07/01/00 (AMBAC).........       527,050     551,875
 Aaa/AAA    135,000 Philadelphia Pennsylvania
                     Airport, Revenue Bonds, 5.90%,
                     06/15/96 (MBIA).................       135,818     136,185
 NR/A       400,000 Scranton-Lackawanna Health &
                     Welfare Authority, St. Josephs
                     Hospital, 7.75%, 12/15/15
                     (LOC - PNC Bank)................       416,400     414,532
                                                        ----------- -----------
                                                          3,003,764   3,035,212
                                                        ----------- -----------
                    TENNESSEE -- 4.71%
 Aaa/NR     580,000 Hamilton County Industrial
                     Development Authority, Multi-
                     Family Housing Revenue, 6.25%,
                     10/01/08 (LOC - Gardian Savings
                     & Loan) (Mandatory put 10/01/97
                     @ 100)..........................       583,391     580,000
 NR/A+      220,000 Hendersonville Industrial
                     Development Authority,
                     Multi-Family Housing Revenue,
                     5.375%, 02/01/06 (Surety Bond
                     Continental Casualty) (Mandatory
                     put 02/01/98 @ 100).............       222,260     222,361
                                                        ----------- -----------
                                                            805,651     802,361
                                                        ----------- -----------
                    TEXAS -- 1.45%
 Aa/AA      250,000 Texas State, General Obligation
                     Bonds, 3.75%, 08/01/97..........       247,650     248,437
                                                        ----------- -----------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
LIMITED DURATION MUNICIPAL BOND FUND
Portfolio of Investments (continued) -- December 31, 1995

  CREDIT   PRINCIPAL
 RATINGS*   AMOUNT                                        COST          VALUE
 --------  ---------                                      ----          -----
                      MUNICIPAL OBLIGATIONS
                       (CONTINUED)
                      WISCONSIN -- 2.66%
  Aa/AA   $   445,000 Wisconsin Housing & Economic
                       Development, Authority Series
                       B, 6.625%, 09/01/20
                       (GEMIC Pool Insured)+........   $   446,963   $   453,900
                                                       -----------   -----------
                      VIRGINIA -- 2.93%
  NR          500,000 King George County Industrial
                       Development Authority, King
                       County Elementary School,
                       4.875%, 08/01/98.............       497,755       500,245
                                                       -----------   -----------
                      TOTAL NOTES AND BONDS --
                        98.27%......................    16,695,687    16,785,680
                                                       -----------   -----------
                      SHORT-TERM INVESTMENTS --
                        0.04%
                6,930 Provident Institutional
                       Funds........................         6,930         6,930
                                                       -----------   -----------
                      TOTAL INVESTMENTS - 98.31%....   $16,702,617++  16,792,610
                                                       ===========
                      Cash and Other Assets
                       in Excess of Liabilities --
                        1.69%.......................                     288,721
                                                                     -----------
                      TOTAL NET ASSETS -- 100.00%...                 $17,081,331
                                                                     ===========

 * See page 20 for Credit Ratings Summary.
 + Subject to Alternative Minimum Tax.
++ The cost of securities for Federal income tax purposes is substantially the same.

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Portfolio of Investments (unaudited) (continued) -- December 31, 1995

CREDIT RATINGS (unaudited).

     MOODY'S STANDARD & POOR'S
     ------- -----------------
       Aaa          AAA        Instrument judged to be of the highest quality
                                and carrying the smallest amount of investment
                                risk.
       Aa           AA         Instrument judged to be of high quality by all
                                standards.
        A            A         Instrument judged to be adequate by all
                                standards.
       Baa          BBB        Instrument judged to be of moderate quality by
                                all standards.
      Ba-B         BB-B        Instrument judged to have speculative elements,
                                and generally lack desirable characteristics.
      Caa-C        CCC-C       Instrument judged to be predominately
                                speculative with respect to pay interest and
                                repay principal in accordance with terms of
                                obligation.
       NR           NR         Not Rated. In the opinion of the Investment
                                Adviser, instrument judged to be of comparable
                                investment quality to rated securities which
                                may be purchased by the Fund.

  For items possessing the strongest investment attributes of their category, Moody's gives that letter rating followed by a number. The Standard & Poor's ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Abbreviations used in this statement:

      AMBAC..   American Municipal Bond Assurance Corporation
      FGIC...   Financial Guaranty Insurance Corporation
      MBIA...   Municipal Bond Insurance Association
      LOC....   Letter of Credit
      GNMA...   Government National Mortgage Association
      FNMA...   Federal National Mortgage Association
      GEMIC..   General Electric Mortgage Insurance Corporation

THE HIRTLE CALLAGHAN TRUST
Statements of Assets and Liabilities (unaudited)
December 31, 1995

                                                                                 MUNICIPAL
                              GROWTH     INTERNATIONAL    VALUE     SMALL CAP      BOND
                              ------     -------------    -----     ---------    ---------
ASSETS
 Investments at value (cost
  $55,199,660; $48,180,274;
  $51,541,662; $29,669,271;
  $16,695,687,
  respectively)............ $57,833,514   $50,266,673  $54,430,058 $29,833,364  $16,785,680
 Short-Term Investments
  (cost $0; $0; $1,499,403;
  $0; $6,930,
  respectively)............           0             0    1,499,403           0        6,930
 Cash......................   3,405,193     3,361,082    1,196,878   2,905,003       92,919
 Foreign Cash (cost $0;
  $416,981; $0; $0; $0,
  respectively)............           0       419,177            0           0            0
 Dividends and interest
  receivable...............      25,041        62,582      140,536      43,901      170,054
 Receivable for investments
  sold.....................   1,817,002       386,642      691,064     236,925            0
 Receivable from Adviser...         453         3,967        8,911      19,864       20,707
 Receivable from brokers
  for forward contract
  gain.....................           0       604,742            0           0            0
 Withholding tax reclaim...           0         4,985            0           0            0
 Unrealized appreciation on
  forward currency
  contracts................           0       386,239            0           0            0
 Unamortized organizational
  expenses (Note 2e).......      28,283        28,451       28,569      28,787       29,360
                            -----------   -----------  ----------- -----------  -----------
   Total Assets............  63,109,486    55,524,540   57,995,419  33,067,844   17,105,650
                            -----------   -----------  ----------- -----------  -----------
LIABILITIES
 Payable for securities
  purchased................     937,461     1,184,485    1,545,283     752,527            0
 Payable to brokers for
  forward contract loss....           0        59,515            0           0            0
 Organizational expense
  payable..................       2,457         1,196        2,171           0        1,380
 Advisory fee payable (Note
  3).......................      13,738        19,863       12,128      13,027        5,506
 Administrative services
  fee payable (Note 3).....      14,587         4,338       10,961       2,744        1,703
 Transfer agent fee payable
  (Note 3).................       1,000             0          700           0          274
 Other accrued expenses....      23,784        30,450       23,331      31,282       15,456
                            -----------   -----------  ----------- -----------  -----------
   Total Liabilities.......     993,027     1,299,847    1,594,574     799,580       24,319
                            -----------   -----------  ----------- -----------  -----------
NET ASSETS................. $62,116,459   $54,224,693  $56,400,845 $32,268,264  $17,081,331
                            ===========   ===========  =========== ===========  ===========
Net Assets Consist of
 Capital stock.............       6,073         5,127        5,192       3,245        1,690
 Additional paid-in
  capital..................  61,222,804    51,606,463   52,978,073  32,393,365   16,985,614
 Accumulated undistributed
  net investment
  income/(loss) on
  investments..............         643      (524,218)         143     (48,369)           0
 Accumulated undistributed
  realized gain/(loss) on
  investments and foreign
  currency.................  (1,746,915)      664,692      529,041    (244,070)       4,034
 Net unrealized
  appreciation/depreciation
  on investments and
  foreign currency
  translations.............   2,633,854     2,472,629    2,888,396     164,093       89,993
                            -----------   -----------  ----------- -----------  -----------
NET ASSETS................. $62,116,459   $54,224,693  $56,400,845 $32,268,264  $17,081,331
                            ===========   ===========  =========== ===========  ===========
SHARES OF BENEFICIAL
 INTEREST
 Shares of beneficial
  interest outstanding.....   6,072,699     5,126,930    5,191,827   3,245,284    1,689,764
                            ===========   ===========  =========== ===========  ===========
 Net asset value per share
  outstanding..............      $10.23        $10.58       $10.86       $9.94       $10.11
                                 ======        ======       ======       =====       ======

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Statements of Operations (unaudited)

                              GROWTH      INTERNATIONAL       VALUE          SMALL CAP      MUNICIPAL BOND
                          AUGUST 8, 1995 AUGUST 17, 1995 AUGUST 25, 1995 SEPTEMBER 5, 1995 OCTOBER 10, 1995
                          (COMMENCEMENT   (COMMENCEMENT   (COMMENCEMENT    (COMMENCEMENT    (COMMENCEMENT
                          OF OPERATIONS) OF OPERATIONS)  OF OPERATIONS)   OF OPERATIONS)    OF OPERATIONS)
                             THROUGH         THROUGH         THROUGH          THROUGH          THROUGH
                           DECEMBER 31,   DECEMBER 31,    DECEMBER 31,     DECEMBER 31,      DECEMBER 31,
                               1995           1995            1995             1995              1995
                          -------------- --------------- --------------- ----------------- ----------------
Investment Income
 Interest...............   $    48,219     $   12,247          $6,274        $  48,374         $150,740
 Dividends (net of
  withholding tax of
  $630, $34,358, $2,514,
  $0, $0,
  respectively).........       151,321        242,998         480,022          105,157                0
                           -----------     ----------      ----------        ---------         --------
                               199,540        255,245         486,296          153,531          150,740
                           -----------     ----------      ----------        ---------         --------
Expenses:
 Advisory (Note 3)......        78,197         72,449          55,174           44,847            7,006
 Fund Accounting (Note
  3)....................        14,055         22,642          12,265           11,977            8,279
 Legal..................         4,415          3,640           4,415            3,532            2,370
 Administrative services
  (Note 3)..............        22,341         16,100          15,764            8,969            2,803
 Reports to
  shareholders..........         2,650          2,175           2,650            2,120            1,425
 Audit..................         4,495          3,687           1,936            3,354            2,417
 Registration...........        12,476         10,288          12,476            9,981            6,698
 Trustee................         1,000          1,000           1,000            1,000            1,000
 Transfer agent fees and
  expenses (Note 3).....           956            624             700              451              274
 Amortization of
  organizational
  expenses..............         2,457          2,289           2,171            1,952            1,380
 Miscellaneous..........         3,750          3,500           3,615            3,885            2,610
                           -----------     ----------      ----------        ---------         --------
 Total expenses before
  waivers...............       146,792        138,394         112,166           92,068           36,262
 Less expenses
  waived/reimbursed by
  Advisor, Administrator
  and Transfer Agent....        (6,038)        (7,992)        (12,852)         (22,106)         (21,408)
                           -----------     ----------      ----------        ---------         --------
 Net expenses...........       140,754        130,402          99,314           69,962           14,854
                           -----------     ----------      ----------        ---------         --------
Net investment income...        58,786        124,843         386,982           83,569          135,886
                           -----------     ----------      ----------        ---------         --------
Realized gain on
 investments............    (1,746,915)        95,017         654,790         (244,070)           4,034
Net realized gain/(loss)
 on foreign currency
 transactions and assets
 and liabilities
 denominated in foreign
 currencies.............             0        600,984               0                0                0
Change in unrealized
 appreciation of
 investments............     2,633,854      2,086,399       2,888,396          164,093           89,993
Net unrealized gain on
 foreign currency
 translations...........             0        386,230               0                0                0
                           -----------     ----------      ----------        ---------         --------
Net realized/unrealized
 gain/(loss) on
 investments and foreign
 currency translation...       886,939      3,168,630       3,543,186          (79,977)          94,027
                           -----------     ----------      ----------        ---------         --------
Net increase in net
 assets resulting from
 operations.............   $   945,725     $3,293,473      $3,930,168        $   3,592         $229,913
                           ===========     ==========      ==========        =========         ========

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Statements of Changes in Net Assets (unaudited)

                                   GROWTH      INTERNATIONAL       VALUE          SMALL CAP      MUNICIPAL BOND
                               AUGUST 8, 1995 AUGUST 17, 1995 AUGUST 25, 1995 SEPTEMBER 5, 1995 OCTOBER 10, 1995
                               (COMMENCEMENT   (COMMENCEMENT   (COMMENCEMENT    (COMMENCEMENT    (COMMENCEMENT
                               OF OPERATIONS) OF OPERATIONS)  OF OPERATIONS)   OF OPERATIONS)    OF OPERATIONS)
                                  THROUGH         THROUGH         THROUGH          THROUGH          THROUGH
                                DECEMBER 31,   DECEMBER 31,    DECEMBER 31,     DECEMBER 31,      DECEMBER 31,
                                    1995           1995            1995             1995              1995
                               -------------- --------------- --------------- ----------------- ----------------
Operations:
 Net investment income.......   $    58,786     $   124,843     $   386,982      $    83,569      $   135,886
 Net realized gain/(loss) on
  investments................    (1,746,915)        696,001         654,790         (244,070)           4,034
 Change in unrealized
  appreciation/(depreciation)
  of investments.............     2,633,854       2,472,629       2,888,396          164,093           89,993
                                -----------     -----------     -----------      -----------      -----------
New increase in net assets
 resulting from operations...       945,725       3,293,473       3,930,168            3,592          229,913
                                -----------     -----------     -----------      -----------      -----------
Distributions to shareholders
 from capital gains:.........             0         (31,309)       (125,749)               0                0
Distributions to shareholders
 from net investment income..       (58,143)       (649,061)       (386,839)        (131,938)        (135,886)
                                -----------     -----------     -----------      -----------      -----------
 Decrease in net assets
  resulting from
  distributions to
  shareholders...............       (58,143)       (680,370)       (512,588)        (131,938)        (135,886)
                                -----------     -----------     -----------      -----------      -----------
Capital Share Transactions:
 Proceeds from sales of
  shares:....................    70,277,908      52,286,176      55,461,950       35,551,737       17,987,167
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions:.........        56,154         657,172         502,652          124,023          133,869
 Net asset value of shares
  redeemed:..................    (9,125,185)     (1,351,758)     (3,001,337)      (3,299,150)      (1,153,732)
                                -----------     -----------     -----------      -----------      -----------
   Net increase in net assets
    from capital share
    transactions.............    61,208,877      51,591,590      52,963,265       32,376,610       16,967,304
                                -----------     -----------     -----------      -----------      -----------
Total increase in net
 assets......................    62,096,459      54,204,693      56,380,845       32,248,264       17,061,331
Net Assets:
 Beginning of period.........        20,000          20,000          20,000           20,000           20,000
                                -----------     -----------     -----------      -----------      -----------
 End of period...............   $62,116,459     $54,224,693     $56,400,845      $32,268,264      $17,081,331
                                ===========     ===========     ===========      ===========      ===========

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Notes to Financial Statements (unaudited) -- December 31, 1995

  1. DESCRIPTION. The Hirtle Callaghan Trust (the "Trust") was incorporated in Delaware on December 15, 1994. The Trust currently comprises five portfolios, Growth Equity Portfolio ("Growth") (commencement date August 8, 1995), International Equity Portfolio ("International") (commencement date August 17,
1995), Value Equity Portfolio ("Value") (commencement date August 25, 1995), Small Capitalization Equity Portfolio ("Small Cap") (commencement date September 5, 1995), Limited Duration Municipal Bond Portfolio ("Municipal Bond") (commencement date October 10, 1995) (the "Funds"). The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Each Portfolio operates as a diversified fund.

  2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies followed by the Funds:

    A. Portfolio Valuation. The net asset value per share of the Portfolios is determined once on each Business Day as of the close of the New York Stock Exchange, which is normally 4 p.m. Eastern Time. Each Portfolio's net asset value per share is calculated by adding the value of all securities and other assets of the Portfolio, subtracting its liabilities and dividing the result by the number of its outstanding shares. Those assets that are traded on an exchange or in the over-the-counter market are valued based upon market quotations. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Trust's Board of Trustees. Other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Trust's Trustees. With the approval of the Board, any of the Portfolios may use a pricing service, bank or broker-dealer experienced in such matters to value the Portfolio's securities.

    B. Securities Transactions and Investment Income. Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium and accretion of discount on investments, is accrued daily as earned.

    C. Dividend and Capital Gain Distributions to Shareholders. The Limited Duration Municipal Bond Portfolio declares dividends from net investment income daily and distributes them on a monthly basis. The Growth Portfolio, Value Portfolio and Small Cap Portfolio declare and distribute dividends from net investment income on a quarterly basis. The International Portfolio will declare and distribute dividends from net investment income on a semi-annual basis. Net realized capital gains, if any, will be distributed at least annually for each portfolio. Distributions to shareholders are recorded on the ex-dividend date.

    D. Federal Income Taxes. It is the policy of each of the Funds to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to Federal income taxes to the extent that they distribute all of their taxable and tax-exempt income for the fiscal year. The Funds also intend to meet the distribution requirements to avoid the payment of an excise tax. Accordingly, no provision for taxes is recorded.

    E. Organizational Expenses. Costs incurred in connection with the organization and initial registration of the Funds have been deferred and are being amortized on a straightline basis over sixty months beginning

THE HIRTLE CALLAGHAN TRUST
Notes to Financial Statements (continued) -- December 31, 1995 with each Fund's commencement of operations. In the event any of the initial shares of the Funds are redeemed during the amortization period, the redemption proceeds will be reduced by a pro rata portion of any unamortized organization expenses in the proportion as the number of shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

    F. Determination of Net Asset Value and Calculation of Expenses. Expenses directly attributable to a Fund are charged to that Fund. Other expenses are allocated proportionately among each Fund in relation to the net assets of each Fund or on another reasonable basis.

    G. Foreign Exchange Transactions. The books and records of the Fund are maintained in U.S. dollars, non-U.S. denominated amounts are translated into U.S. dollars as follows, with the resultant exchange gains and losses recorded in the Statement of Operations:

      (i) market value of investment securities and other assets and liabilities at the exchange rate on the valuation date,

      (ii) purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

    H. Forward Foreign Exchange Contracts. A forward foreign exchange contract is a commitment to sell a foreign currency at a future date at a negotiated exchange rate. The Funds bear the market risk which arises from possible changes in foreign exchange values. Risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. The gain or loss from the difference between the cost of original contracts and the amount realized upon the closing of such contracts is included in net realized gain on foreign exchange.

  3. INVESTMENT ADVISORY AND ADMINISTRATION CONTRACTS. The Trust has entered into investment advisory contracts ("Portfolio Management Contracts") on behalf of each of the Portfolios with one or more Investment Managers. Each Investment Manager is responsible for providing a continuous program of investment management to, and placing all orders for, the purchase and sale of securities and other instruments on behalf of the respective Portfolios they serve. Each Investment Manager is to be paid a fee based on average net assets, calculated and accrued daily and paid monthly at annual rates of 0.30% for the Growth Portfolio, 0.40% for the International Portfolio, 0.30% for the Value Portfolio, 0.45% for the Small Cap Portfolio, and 0.20% for the Limited Duration Municipal Bond Portfolio. For the period ended December 31, 1995, the Investment Managers earned fees of $67,026, $64,399, $47,292, $40,362, and $5,605, for the Growth, International, Value, Small Cap, and Municipal Bond Portfolios, respectively.

  Pursuant to a consulting agreement between the Trust and Hirtle Callaghan & Company, Inc. ("HCCI") ("HCCI Consulting Agreement"), HCCI is to be paid a fee calculated and accrued daily and paid monthly at annual rates of 0.05% of average net assets per Fund. HCCI will make its officers available to serve as officers and/or Trustees of the Trust, provide office space sufficient for the Trust's principal office, and monitor the performance of various investment

THE HIRTLE CALLAGHAN TRUST
Notes to Financial Statements (continued) -- December 31, 1995 management organizations, including the Investment Managers. HCCI does not have investment discretion. For the period ended December 31, 1995, HCCI earned fees of $11,171, $8,050, $7,882, $4,485, and $1,401, for the Growth,
International, Value, Small Cap, and Municipal Bond Portfolios, respectively.

  Furman Selz LLC ("Furman Selz") provides the Funds with administrative, fund accounting, dividend and capital gain distribution disbursing and transfer agency services pursuant to the administration agreement (the "Administration Agreement"). The services under the Administration Agreement are subject to the supervision of the Trust's Board of Trustees and officers and include day-to-day administration of matters related to the corporate existence of the Trust, maintenance of its records, preparation of reports, supervision of the Funds' arrangement with their custodian and assistance in the preparation of the Trust's Registration Statement under Federal and state laws. Pursuant to the Administration Agreement, the Funds pay Furman Selz a monthly fee for its services which, on an annualized basis, will not exceed .10% of the average daily net assets of the Funds and is accrued daily. For Administrative Services provided, Furman Selz was entitled to fees of $22,341, $16,100, $15,764, $8,969 and $2,803 for the Growth, International, Value, Small Cap and Municipal Bond Portfolios, respectively. Furman Selz waived fees of $5,585, $4,025, $3,941, $2,242, $701 for the Growth, International, Value, Small Cap, and Municipal Bond Portfolios, respectively.

  Pursuant to a Services Agreement between the Funds and Furman Selz, Furman Selz will provide the Funds with transfer and dividend and capital gain disbursing agent services, for which it receives a fee of $15.00 per account per year, plus out-of-pocket expenses. Pursuant to the Fund Accounting Agreement between the Funds and Furman Selz, Furman Selz assists the Funds in calculating net asset values and provides certain other account services for each Fund for an annual fee of $30,000 per fund plus out-of-pocket expenses. For the period ended December 31, 1995, Furman Selz was entitled to Transfer Agent fees of $956, $624, $700, $451 and $274 for the Growth, International, Value, Small Cap and Municipal Bond Portfolios, respectively. For Fund Accounting Services, Furman Selz earned fees, including out of pocket expenses, of $14,055, $22,642, $12,265, $11,977 and $8,279 for the Growth,
International, Value, Small Cap and Municipal Bond Portfolios, respectively.

  The estimated expense ratios for the Funds are as follows: Growth -- 0.63%; International -- 0.81%; Value -- 0.63%; Small Cap -- 0.78%; Municipal Bond --
 0.53%. It is expected that HCCI will reimburse the Trust for expenses, if necessary, to maintain these expense ratios at estimated levels. As of December 31, 1995, the such reimbursements would have been as follows:
Growth -- $453; International -- $3,967; Value -- $8,911; Small Cap --
 $19,864; and Municipal Bond -- $20,707.

  4. SECURITIES TRANSACTIONS.

    A. Purchase and sale transactions. The aggregate amount of purchases and sales of investment securities, other than short-term securities, for the period ended December 31, 1995 were as follows:

                                          COMMON STOCKS
                                       AND CORPORATE BONDS
                                     -----------------------
                                      PURCHASES     SALES
                                     ----------- -----------
           Growth................... $74,716,606 $17,770,031
           International............  51,284,882   3,245,318
           Value....................  64,386,092  13,499,279
           Small Cap................  33,056,615   3,142,782
           Municipal Bond...........  18,619,164   1,907,200

THE HIRTLE CALLAGHAN TRUST
Notes to Financial Statements (continued) -- December 31, 1995

    B. Federal Income Tax basis. Cost for book and Federal income tax purposes were substantially identical as of December 31, 1995. Gross unrealized appreciation and depreciation on investment securities at December 31, 1995, based on cost for Federal income tax purposes is as follows:

                                                                       NET
                                         GROSS         GROSS        UNREALIZED
                                       UNREALIZED    UNREALIZED    APPRECIATION
                                      APPRECIATION (DEPRECIATION) (DEPRECIATION)
                                      ------------ -------------- --------------
     Growth..........................  $5,069,992   $(2,436,138)    $2,633,854
     International...................   3,001,727      (915,328)     2,086,399
     Value...........................   3,876,316      (987,920)     2,888,396
     Small Cap.......................   2,010,757    (1,846,664)       164,093
     Municipal Bond..................     100,775       (10,782)        89,993

  5. CAPITAL SHARE TRANSACTIONS. The Trust is authorized to issue unlimited shares of capital stock with a par value of $0.001 each. Transactions in shares of the Funds for the period ended December 31, 1995 were as follows:

                                                                SMALL    MUNICIPAL
                           GROWTH    INTERNATIONAL   VALUE       CAP       BOND
                           ------    -------------   -----      -----    ---------
Beginning Balance.......      2,000        2,000       2,000      2,000      2,000
                          ---------    ---------   ---------  ---------  ---------
Shares Sold.............  6,957,477    5,196,150   5,431,186  3,563,996  1,788,853
Shares issued in rein-
 vestment of net invest-
 ment income and capital
 gain distributions.....      5,538       62,056      46,456     12,591     13,256
Shares redeemed.........   (892,316)    (133,276)   (287,815)  (333,303)  (114,345)
                          ---------    ---------   ---------  ---------  ---------
Net increase in shares..  6,070,699    5,124,930   5,189,827  3,243,284  1,687,764
                          ---------    ---------   ---------  ---------  ---------
Closing Balance.........  6,072,699    5,126,930   5,191,827  3,245,284  1,689,764
                          =========    =========   =========  =========  =========

  6. MANAGEMENT OF THE TRUST. The Trust's Board is responsible for the overall supervision and management of the business and affairs of the Trust, including
(i) the selection and general supervision of the Investment Managers that provide day-to-day portfolio management services to the various Portfolios; and (ii) for Portfolios for which more than one Investment Manager has been retained, allocation of that Portfolio's assets among such Investment Managers. In particular, the Board may, from time to time, allocate portions of a Portfolio's assets between or among several Investment Managers, each of whom may have a different investment style and/or security selection discipline. The Board also may reallocate a Portfolio's assets among such Investment Managers or terminate particular Investment Managers, if the Board deems it appropriate to do so in order to achieve the overall objectives of the Portfolio involved. The Board may also retain additional Investment Managers on behalf of a Portfolio subject to the approval of the shareholders of that Portfolio, in accordance with the Investment Company Act.

  As indicated above, day-to-day investment decisions for each of the Portfolios are the responsibility of one or more Investment Managers retained by the Trust. In accordance with the terms of individual investment advisory contracts relating to the respective Portfolios, and subject to the general supervision of the Trust's Board, each of the Investment Managers is responsible for providing a continuous program of investment management to, and placing all orders for, the purchase and sales of securities and other instruments on behalf of the respective Portfolios they serve.

THE HIRTLE CALLAGHAN TRUST
Notes to Financial Statements (continued) -- December 31, 1995

  The Managers are as follows:

    Growth Equity Portfolio -- Jennison Associates Capital Corp.; Westfield
       Capital Management Company, Inc.

    International Equity Portfolio -- Brinson Partners, Inc.

    Value Equity Portfolio -- Cowen Asset Management; Institutional Capital
       Corporation.

    Small Capitalization Portfolio -- Clover Capital Management, Inc.;
       Frontier Capital Management Company.

    Limited Duration Municipal Bond Portfolio -- Morgan Grenfell Capital
       Management Incorporated.

  7. DERIVATIVE INSTRUMENTS. The International Equity Portfolio may invest in various financial instruments including positions in forward currency contracts, currency swaps and purchased foreign currency options. The Fund enters into such contracts for the purpose of hedging exposure to changes in foreign currency exchange rates on their portfolio holdings.

  A forward foreign exchange contract is a commitment to sell or buy a foreign currency at a future date at a negotiated exchange rate. The Fund bears the market risk which arises from possible changes in foreign exchange values. Risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Forward foreign exchange contracts may involve market or credit risk in excess of the amounts reflected on the Fund's statement of assets and liabilities.

  The gain or loss from the difference between the cost of original contracts and the amount realized upon the closing of such contracts is included in net realized gain on foreign exchange. Fluctuations in the value of forward contracts held at December 31, 1995 are recorded for financial reporting purposes as unrealized gains and losses by the Funds.

THE HIRTLE CALLAGHAN TRUST
Notes to Financial Statements (continued) -- December 31, 1995

  The table below indicates the International Equity Portfolio's outstanding forward positions at December 31, 1995:

                                                              Value on     Unrealized
                       Contract    Maturity     Value on      December   Appreciation/
         Country        Amount       Date   Origination Date  31, 1995   (Depreciation)
      -------------- ------------- -------- ---------------- ----------  --------------
Buy     Australia        3,900,000 02/16/96     2,869,620     2,912,231     $ 42,611
Sell     Belgium        24,700,000 02/16/96      (830,713)     (842,517)     (11,804)
Buy       Canada         2,100,000 02/16/96     1,541,341     1,539,636       (1,705)
Buy       Canada         2,200,000 02/16/96     1,623,522     1,612,952      (10,570)
Sell      France         1,200,000 02/16/96      (238,124)     (245,568)      (7,444)
Buy       France         2,498,388 01/03/96       505,651       510,750        5,099
Sell      France         7,900,000 02/16/96    (1,605,975)   (1,616,655)     (10,680)
Sell      France         9,300,000 02/16/96    (1,839,399)   (1,903,152)     (63,753)
Sell     Germany         1,600,000 02/16/96    (1,092,225)   (1,120,528)     (28,303)
Sell     Germany         2,400,000 02/16/96    (1,683,563)   (1,680,792)       2,771
Buy       Italy      1,750,000,000 02/16/96     1,057,082     1,102,500       45,418
Buy       Italy      4,440,000,000 02/16/96     2,760,761     2,797,200       36,439
Sell      Japan        100,000,000 02/16/96    (1,052,532)     (977,000)      75,532
Sell      Japan        200,000,000 02/16/96    (2,099,627)   (1,954,000)     145,627
Sell      Japan        439,000,000 02/16/96    (4,395,685)   (4,289,030)     106,655
Buy      Malaysia           44,769 01/03/96        17,626        17,636           10
Sell   Netherlands         300,000 02/16/96      (184,106)     (187,947)      (3,841)
Sell   Netherlands       1,500,000 02/16/96      (949,221)     (939,735)       9,486
Sell   Netherlands       2,300,000 02/16/96    (1,404,237)   (1,440,927)     (36,690)
Buy       Spain        128,000,000 02/16/96     1,035,448     1,056,000       20,552
Buy       Sweden         3,000,000 02/16/96       401,875       450,660       48,785
Buy       Sweden         3,900,000 02/16/96       574,815       585,858       11,043
Sell   Switzerland         100,000 02/16/96       (82,843)      (87,290)      (4,447)
Sell   Switzerland         950,000 02/16/96      (834,063)     (829,255)       4,808
Sell  United Kingdom       400,000 02/16/96      (630,360)     (619,720)      10,640
                                                                            --------
                                                                            $386,239
                                                                            ========

THE HIRTLE CALLAGHAN TRUST
Financial Highlights+ (unaudited)
December 31, 1995

                                   GROWTH         INTERNATIONAL         VALUE           SMALL CAP      MUNICIPAL BOND
                               AUGUST 8, 1995    AUGUST 17, 1995   AUGUST 25, 1995  SEPTEMBER 5, 1995 OCTOBER 10, 1995
                                (COMMENCEMENT     (COMMENCEMENT     (COMMENCEMENT     (COMMENCEMENT     (COMMENCEMENT
                               OF OPERATIONS)    OF OPERATIONS)    OF OPERATIONS)    OF OPERATIONS)    OF OPERATIONS)
                                   THROUGH           THROUGH           THROUGH           THROUGH           THROUGH
                              DECEMBER 31, 1995 DECEMBER 31, 1995 DECEMBER 31, 1995 DECEMBER 31, 1995 DECEMBER 31, 1995
                              ----------------- ----------------- ----------------- ----------------- -----------------
Net Asset Value, Beginning
 of Period:.................       $ 10.00           $ 10.00           $ 10.00           $ 10.00           $ 10.00
                                   -------           -------           -------           -------           -------
Income from Investment
 Operations:
 Net investment
  income/(loss):............          0.01              0.02              0.09              0.03              0.11
 Net realized/unrealized
  gain/(loss) on
  investments:..............          0.23              0.70              0.89             (0.05)             0.11
                                   -------           -------           -------           -------           -------
Total from Investment
 Operations:................          0.24              0.72              0.98             (0.02)             0.22
                                   -------           -------           -------           -------           -------
Less Distributions:
 Dividends from capital
  gains:....................          0.00             (0.01)            (0.03)             0.00              0.00
 Dividends from net
  investment income:........         (0.01)            (0.13)            (0.09)            (0.04)            (0.11)
                                   -------           -------           -------           -------           -------
Total Distributions:........         (0.01)            (0.14)            (0.12)            (0.04)            (0.11)
                                   -------           -------           -------           -------           -------
Net Asset Value, End of
 Period.....................       $ 10.23           $ 10.58           $ 10.86           $  9.94           $ 10.11
                                   =======           =======           =======           =======           =======
Total Return................          2.40%             7.15%             9.60%            (0.19)%            2.17%
Net Assets End of Period (in
 thousands):................       $62,116           $54,225           $56,401           $32,268           $17,081
Ratios to Average Net Assets
 of:
 Net investment income:*....          0.26%             0.78%             2.47%             0.93%             4.84%
 Expenses net of
  waivers/reimbursements:*..          0.63%             0.81%             0.63%             0.78%             0.53%
 Expenses before
  waivers/reimbursements:*..          0.66%             0.86%             0.71%             1.02%             1.29%
Portfolio Turnover Rate.....            37%                8%               36%               13%               17%

----------------

+ Per share amounts are based on the average number of shares outstanding during the periods from commencement of operations through December 31, 1995.

* Annualized

See accompanying notes to financial statements.

                                                                      APPENDIX A

                     Ratings for Corporate Debt Securities

Moody's Investors Service, Inc.                   Standard & Poor's Corporation
Aaa                                               AAA
Judged to be of the best quality; smallest        This is the highest rating assigned by S&P to a
degree of investment risk                         debt obligation and indicates an extremely strong
                                                  capacity to pay principal and interest.

Aa                                                AA
Judged to be of high quality by all               Also qualify as high-quality debt obligations.
standards; together with Aaa group,               Capacity to pay principal and interest is very
comprise  what are generally known as             strong
"high grade bonds"

A                                                 A
Possess many favorable investment                 Strong capacity to pay principal and interest,
attributes and are to be considered as            although securities in this category are somewhat
upper medium grade obligations                    more susceptible to the adverse effects of changes
                                                  in circumstances and economic conditions.

Baa                                               BBB
Medium grade obligations, i.e.                    Bonds rated BBB are regarded as having an adequate
they are neither highly protected nor             capacity to pay principal and interest.  Although
poorly secured. Interest payments                 they normally exhibit adequate  protection
and principal security appear                     parameters, adverse economic conditions or
adequate for present but certain                  changing circumstances are more likely to lead to
protective elements may be lacking or             a weakened capacity to pay principal and interest
unreliable over time.  Lacking in                 for bonds in this category than for bonds in the A
outstanding investment characteristics and        category.
have speculative characteristics as well


Ba                                                BB
Judged to have speculative elements: their        Bonds rated BB are regarded, on balance, as
future cannot be considered as well               predominantly speculative with respect to the
assured.  Often the protection of                 issuer's capacity to pay interest and repay
interest and principal payments                   principal in accordance with the terms of the
may every moderate and thereby not well           obligation. While such bonds will likely have some
safeguarded during both good and bad              quality and protective characteristics, these are
times over the future.  Uncertainty               outweighed by large uncertainties or major risk
of position characterize bonds                    exposures to adverse conditions.
in this class

                        RATINGS FOR MUNICIPAL SECURITIES

The following summarizes the two highest ratings used by Standard & Poor's Corporation for short term notes:

     SP-1 -- Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a (+) designation.

     SP-2 -- Loans bearing this designation evidence a satisfactory capacity to pay principal and interest.

The following summarizes the two highest ratings used by Moody's Investors Service, Inc. for short term notes:

     MIG-1/VIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

     MIG-1/VIG-2 -- Obligations bearing these designations are of the high quality, with margins of protection ample although not so large as in the preceding group.

The following summarizes the two highest ratings used by Standard & Poor's Corporation for commercial paper:

     Commercial Paper rated A-1 by Standard & Poor's Corporation indicated that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is strong, but the relative degree of safety is not as high as for issues designated A-1.


The following summarizes the two highest ratings used by Moody's Investors Service, Inc. for commercial paper:

     The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

                                    Part C
                               OTHER INFORMATION

Item 24.  Financial Statements and Exhibits
          (a)   Included in Part A of the Registration Statement:
                Expense Information
                Condensed Financial Information
          (b)   Included in Part B of the Registration Statement:
                Audited Balance Sheet
                Financial Statement for the period ended December 31, 1995 FILED HEREWITH
                Auditors' Report
                FILED HEREWITH

(b) Exhibits:
          1 (a) Certificate of Trust filed on December 15, 1994 with the
                Secretary of State of Delaware
                (Incorporated herein by reference to Items (b)(i) contained in Registrant's Registration Statement (No. 33-87636) as filed with the Securities and Exchange Commission on December 19, 1994.)

          1 (b) Amended and Restated Declaration and Agreement of Trust (as amended November 9, 1995)
                FILED HEREWITH.

          (2)   Bylaws of the Trust (as amended November 9, 1995)
                FILED HEREWITH.

          (3)   /[voting trust agreement]/
                Not Applicable.

          (4)   /[instruments defining right of securityholders]/
                Not Applicable.

          (5) (a) Portfolio Management Contracts between the Trust and each Investment Manager for the several Portfolios of the Trust. (Incorporated herein by reference to Items (b)(5) contained in Registrant's Registration Statement (No. 33-87636) as filed with the Securities and Exchange Commission on July 24, 1996.)

                (b) Consulting Agreement between the Trust and Hirtle, Callaghan & Co., Inc.
                (Incorporated herein by reference to Items (b)(5) contained in Registrant's Registration Statement (No. 33-87636) as filed with the Securities and Exchange Commission on July 24, 1996.)

          (6) Distribution Agreement between Furman, Selz LLC (formerly, Furman Selz, Incorporated) and the Trust.
                (Incorporated herein by reference to Items (b)(6) contained in Registrant's Registration Statement (No. 33-87636) as filed with the Securities and Exchange Commission on July 24, 1996.)

          (7)   /[bonus, pension and profit-sharing plans]/
                Not Applicable.

          (8)   Custodian Agreement between Bankers Trust Company and the Trust.

                (Incorporated herein by reference to Items (b)(8) contained in Registrant's Registration Statement (No. 33-87636) as filed with the Securities and Exchange Commission on July 24, 1996.)

          (9)   (i)  Administration Agreement between the Trust and Furman,
                Selz LLC (formerly, Furman Selz, Incorporated).
                (Incorporated herein by reference to Items (b)(9) contained in Registrant's Registration Statement (No. 33-87636) as filed with the Securities and Exchange Commission on July 24, 1996.)

                (ii) Transfer Agency and Service Agreement between the Trust and Furman, Selz LLC (formerly, Furman Selz, Incorporated) (Incorporated herein by reference to Items (b)(9) contained in Registrant's Registration Statement (No. 33-87636) as filed with the Securities and Exchange Commission on July 24, 1996.)

                (iii) Accounting Services Agreement between Furman Selz LLC (formerly, Furman Selz, Incorporated) and the Trust. (Incorporated herein by reference to Items (b)(5) contained in Registrant's Registration Statement (No. 33-87636) as filed with the Securities and Exchange Commission on July 24, 1996.)

          (10)  Opinion of Stradley, Ronon, Stevens & Young.
                (Incorporated herein by reference to Items (b)(5) contained in Registrant's Registration Statement (No. 33-87636) as filed with the Securities and Exchange Commission on July 24, 1996.)

          (11)  Consent of Accountants.
                FILED HEREWITH.

          (12)  /[financial statements omitted from Item 23]/
                Not Applicable.

          (13)  /[agreements regarding initial capital]/
                Not Applicable.

          (14)  /[model retirement plans]/
                Not Applicable.

          (15)  /[Rule 12b-1 plan]/
                Not Applicable.

          (16)  /[computation for Item 22 performance]/
                Not Applicable.

          (17)  Financial Data Schedule [See Item 27, below]

          (18)  [plan pursuant to rule 18f-3]
                Not Applicable.

          (24)  Powers of Attorney

          (27)  Financial Data Schedules (Rule 483 under the Securities Act of
                1933)


Item 25.  Persons Controlled by or Under Common Control with Registrant.
          --------------------------------------------------------------
                        [To be supplied by amendment.]

Item 26.  Number of Holders of Securities.
          --------------------------------

          Title of Class               Number of Record Holders as of     , 1996
          --------------               -----------------------------------------
          Units of beneficial
          interest, par value $.001    [To be supplied by amendment]


Item 27.  Indemnification.
          ----------------

      Reference is made to Article VII of the Trust's Amended and Restated Agreement and Declaration of Trust and to Article VI of the Trust's By-Laws, which are incorporated herein by reference. Pursuant to Rule 484 under the Securities Act of 1933 (the "Act"), as amended, the Trust furnishes the following undertaking:

Insofar as indemnification for liabilities arising under the Act may be permitted to trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of Investment Advisers.
          ------------------------------------------------------

      Information relating to the business and other connections of each of the Trust's Investment Managers and each director, officer or partner of such managers are hereby incorporated by reference from each such manager's Form ADV, as filed with the Securities and Exchange Commission, as follows:


          Investment Manager             SEC File No. 801-     ADV Item No.
------------------------------------------------------------------------------
Brinson Partners, Inc.                         34910        Part I (8, 10 & 12)
                                                            Part II (6 - 9, 13)
Frontier Capital Management Co.                15724        Part I (8, 10 & 12)
                                                            Part II (6 - 9, 13)
Jennison Associates Capital Corp.               5608        Part I (8, 10 & 12)
                                                            Part II (6 - 9, 13)
Institutional Capital Corporation              40779        Part I (8, 10 & 12)
                                                            Part II (6 - 9, 13)
Westfield Capital Management, Inc.             34350        Part I (8, 10 & 12)
                                                            Part II (6 - 9, 13)
Cowen Asset Management (a division of           7380        Part I (8, 10 & 12)
 Cowen & Co.)                                               Part II (6 - 9, 13)
Clover Capital Management Inc.                 27041        Part I (8, 10 & 12)
                                                            Part II (6 - 9, 13)
Morgan Grenfell Capital Management Inc.        27291        Part I (8, 10 & 12)
                                                            Part II (6 - 9, 13)

      Hirtle, Callaghan & Co., Inc. ("HCCI") has entered into a Consulting Agreement with the Trust. Although HCCI is a registered investment adviser, HCCI does not have investment discretion with regard to the assets of the Trust. Information regarding the business and other connections of HCCI's officers and directors is incorporated by reference to Part I (Items 8, 10 and 12) and Part II (Items 6 - 9 and 13) of HCCI's Form ADV, File No. 801-32688 which has been filed with the Securities and Exchange Commission.

Item 29.  Principal Underwriters.
          -----------------------

          (a) Furman, Selz LLC serves as the principal underwriter for the Trust. Furman, Selz LLC also serves as a principal underwriter, for the Minerva Funds, Inc., a registered open-end investment company.

          (b) The following table sets forth the indicated information with respect to each director and officer of Furman, Selz LLC. The business address for each such individual 230 Park Avenue, New York, New York 10161:


Name                         Positions and Offices with    Positions with Trust
----                         Underwriter                   --------------------
                             -----------
Steven D. Blecher            Director; Executive Vice     None
                             President; Secretary
Brian P. Friedman            Executive Vice President     None
Roy L. Furman                President                    None
Edmund A. Hajim              Chairman                     None
Michael C. Petrycki          Executive Vice President     None
Bernard T. Selz              Chairman of Executive        None
                             Committee
William L. Collins           Executive Vice-President     None
Michael Garin                Senior Managing Director     None
Leopold Swergold             Senior Managing Director     None




William P. Whalen            Senior Managing Director     None
Roger H. Felberbaum          Senior Managing Director     None
Elizabeth Q. Solazzo         Executive Vice President;    None
                             Assistant Secretary
John P. Baker                Senior Managing Director     None
Frank Camelliti              Senior Managing Director     None
John J. Pileggi              Senior Managing Director     Assistant
                                                          Vice-President
Michael Weisberg             Executive Vice President     None
William Shutzer              Executive Vice President     None
John Steinhardt              Executive Vice President     None
Robert J. Miller             Treasurer                    None
Thalia M. Cody               Managing Director            None


      (c) Not Applicable.

Item 30.  Location of Accounts and Records.
          ---------------------------------
      (a) Bankers Trust Company, 130 Liberty Street, One Bankers Trust Plaza, New York, New York 10006 (records relating to its function as custodian.)

      (b) Furman, Selz LLC , 230 Park Avenue, New York, New York 10161 (records relating to its function as administrator, accounting agent, transfer and dividend disbursing agent and distributor.)


      (c) Records relating to the activities of each of the investment managers on behalf of the indicated portfolio are maintained as follows:


       Investment Manager                          Location of Accounts and
       ------------------                          Records
                                                   ------------------------

The International Equity Portfolio
----------------------------------
Brinson Partners, Inc.                             209 South LaSalle Street
                                                   Chicago, IL 60604-1295
The Small Capitalization Equity Portfolio
------------------------------------------
       Clover Capital Management, Inc.             11 Tobey Village Office Park
                                                   Pittsford, NY 14534

       Frontier Capital Management                 99 Summer Street
       Company                                     Boston, MA 02110

The Value Equity Portfolio
--------------------------
       Cowen Asset Management                      Financial Square
                                                   31st Floor
                                                   New York, NY 10005

       Institutional Capital Management            225 West Wacker
       Corporation                                 Suite 2400
                                                   Chicago, IL 60606
The Growth Equity Portfolio:
---------------------------
       Jennison Associates Capital Corp.           466 Lexington Ave.
                                                   New York, NY 10017
       Westfield Capital Management                One Financial Center
       Company, Inc.                               Boston, MA 02111




The Limited Duration Municipal Bond Portfolio:
---------------------------------------------
           Morgan Grenfell Capital                 885 Third Avenue
           Management Incorporated                 New York, NY 10022-4802
                                                   and 1435 Walnut Street
                                                   (4th Fl.) Philadelphia, PA
                                                   19102

Item 31.  Management Services.
          --------------------
          None.


Item 32.  Undertakings.
          -------------
          Not Applicable.
          --------------

                                   SIGNATURES


  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 1 to be signed on its behalf by the undersigned, thereto duly authorized in the City of Wayne, and the Commonwealth of Pennsylvania on the February 8, 1996.


                                       THE HIRTLE CALLAGHAN TRUST

                                       BY:  /s/ Donald E. Callaghan
                                         ---------------------------
                                       Chief Executive Officer

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


  /s/                          Treasurer and Vice-President     February 8, 1996
  -------------------------    (Principal Financial Officer)
  David E. Branigan

  /s/                          Trustee                          February 8, 1996
  -------------------------
  Donald E. Callaghan

  /s/                     *    Trustee                          February 8, 1996
  -------------------------
  Richard W. Wortham, III

  /s/                     *    Trustee                          February 8, 1996
  -------------------------
  Ross H. Goodman

  /s/                     *    Trustee                          February 8, 1996
  -------------------------
  Jarrett Burt Kling

  /s/                     *    Trustee                          February 8, 1996
  -------------------------
  David M. Spungen

  /s/                     *    Trustee                          February 8, 1996
  -------------------------
  Jonathan J. Hirtle


  * signed by Donald E. Callaghan, pursuant to power of attorney (included as Exhibit 24 to this Post-Effective Amendment No. 1)

                                 EXHIBIT LIST
         (As required by Rule 483(a) under the Securities Act of 1933)

Exhibit 1   Amended and Restated Declaration of Trust
            (as amended November 9, 1995)

Exhibit 2   By-Laws (as amended November 9, 1995)

Exhibit 11  Consent of Auditors

Exhibit 24  Powers of Attorney

Exhibit 27  Financial Data Schedule